TMK/UNITED FUNDS, INC.

                 ANNUAL
                 REPORT
                 -------------------------------------------
                 For the fiscal year ended December 31, 1997

     GROWTH PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:



     This report relates to the operation of the Growth Portfolio for the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     During the past year, the domestic economy was characterized by strong growth, lower interest rates, low inflation, increased currency volatility and generally rising financial market prices. The low inflation rates resulted primarily from intense national and worldwide competition and, in turn, contributed to lower interest rates and strong equity market returns. The strong U.S. economy has created increased federal tax receipts and the real possibility of a balanced federal budget next year for the first time in thirty years. These trends have increasingly attracted international investments in U.S. markets and strengthened the U.S. Dollar.

     With the Portfolio Manager change this year, we have shifted the Portfolio's investment philosophy to focus on companies that manage their businesses based upon economic return on investment parameters. We began the process of altering the Portfolio's holdings in favor of companies that are in what we feel are solid business sectors, based upon our analysis of long-term sustainable earnings power. This approach is consistent with our belief that, over the long-term, the best businesses, as defined by high sustainable return on investment ratios, tend to be the best stock market performers. Good businesses get better valuations in the stock market and tend to grow earnings faster and at more sustainable levels. Investments that we believe fit these criteria include Phillip Morris Companies, Inc., Colgate-Palmolive Company, Harley-Davidson, Inc., Lilly and Company (Eli Lilly), MGIC Investment Corp., Home Depot, Inc., Wells Fargo & Company, PepsiCo, Inc., Schering Plough Corp. and securities issued by the Federal National Mortgage Association (Fannie Mae). We attempted to make these investments at times when the stocks were reasonably priced. We favored large dominant multinational companies (U.S. companies that generate a significant part of their sales and earnings outside of the country).

     The strategies and techniques we applied resulted in the Portfolio underperforming the S&P 500 Index charted on the following page. The S&P 500 Index reflects the performance of securities that generally represent the stock market. The Portfolio's underperformance relative to the indexes resulted primarily from its large cash position.

     We anticipate that economic growth and corporate earnings growth will remain moderate as the new year begins. While equity investments should continue to provide attractive long-term returns, such returns are increasingly uncertain during the short term and we are skeptical that the recent extraordinary performance of the equity market will continue indefinitely. We are committed to continuing our effort to identify attractive investment opportunities in multinational growth companies which are positioned in highly profitable business sectors.

     Thank you very much for your continued support and confidence.


     Respectfully,
     Daniel P. Becker
     Manager, Growth Portfolio

               Comparison of Change in Value of $10,000 Investment in
                             TMK/United Growth Portfolio
                                and The S&P 500 Index

                                             TMK/UNITED            S&P
                                                 GROWTH            500
                                              PORTFOLIO          INDEX
                                             ----------          -----
          07/13/87  Purchase                    $10,000        $10,000
          12/31/88                               11,355         11,661
          12/31/89                               14,490         15,356
          12/31/90                               13,717         14,880
          12/31/91                               18,669         19,413
          12/31/92                               22,560         20,893
          12/31/93                               25,723         22,998
          12/31/94                               26,338         23,301
          12/31/95                               36,494         32,058
          12/31/96                               41,021         39,419
          12/31/97                               49,818         52,541

     ----- TMK/United Growth Portfolio* -- $49,818
     +++++ S&P 500 Index -- $52,541

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         21.45%
     5 Years Ended
        12/31/97         17.17%
     10 Years Ended
        12/31/97         17.42%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS
     Apparel and Accessory Stores - 3.93%
      Kohl's Corporation*  ....................   140,000 $  9,537,500
      Nordstrom, Inc.  ........................   114,100    6,874,525
      Payless ShoeSource, Inc.*  ..............   130,000    8,726,250
        Total .................................             25,138,275

     Building Materials and Garden Supplies - 2.12%
      Home Depot, Inc. (The)  .................   230,000   13,541,250

     Business Services - 1.33%
      BMC Software, Inc.*  ....................    18,000    1,180,116
      Manpower Inc.  ..........................   208,200    7,339,050
        Total .................................              8,519,166

     Chemicals and Allied Products - 9.79%
      Bristol-Myers Squibb Company  ...........    70,000    6,623,750
      Colgate-Palmolive Company  ..............   197,000   14,479,500
      Lilly (Eli) and Company  ................   120,000    8,355,000
      Novartis AG (A)  ........................     4,600    7,461,502
      Pfizer Inc.  ............................   131,000    9,767,622
      Schering-Plough Corporation  ............   167,200   10,387,300
      Warner-Lambert Company  .................    44,300    5,493,200
        Total .................................             62,567,874

     Communication - 1.38%
      AT&T Corporation  .......................   144,200    8,832,250

     Depository Institutions - 9.34%
      BankAmerica Corporation*  ...............   165,400   12,074,200
      Comerica Incorporated  ..................   116,300   10,496,075
      MBNA Corp.  .............................   289,000    7,893,168
      Wells Fargo & Company  ..................    86,200   29,259,469
        Total .................................             59,722,912

     Electronic and Other Electric Equipment - 5.93%
      Emerson Electric Co.  ...................   101,900    5,750,930
      General Electric Company  ...............   152,000   11,153,000
      Intel Corporation  ......................    79,300    5,568,288
      Linear Technology Corporation  ..........    33,100    1,905,302
      Philips Electronics N.V. NY Shs  ........   130,000    7,865,000
      Telefonaktiebolaget LM Ericsson, ADR,
        Class B ...............................   152,400    5,691,073
        Total .................................             37,933,593

     Food and Kindred Products - 4.73%
      ConAgra, Inc.  ..........................   200,000    6,562,400
      Dean Foods Company  .....................    66,400    3,950,800
      PepsiCo, Inc.  ..........................   334,900   12,202,751
      Wm. Wrigley Jr. Company  ................    95,000    7,558,390
        Total .................................             30,274,341

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Furniture and Home Furnishings Stores - 0.49%
      CompUSA Inc.*  ..........................   101,800 $  3,155,800

     General Merchandise Stores - 1.95%
      Dollar General Corporation  .............   173,000    6,271,250
      Wal-Mart Stores, Inc.  ..................   157,200    6,199,496
        Total .................................             12,470,746

     Health Services - 2.51%
      Health Management Associates, Inc.,
        Class A* ..............................   373,500    9,430,875
      Tenet Healthcare Corporation*  ..........   200,000    6,625,000
        Total .................................             16,055,875

     Industrial Machinery and Equipment - 7.28%
      Applied Materials, Inc.*  ...............   263,300    7,923,487
      Cisco Systems, Inc.*  ...................   112,650    6,287,222
      EMC Corporation*  .......................   396,600   10,881,514
      Eaton Corporation  ......................    47,300    4,221,525
      Parker Hannifin Corporation  ............   375,900   17,244,413
        Total .................................             46,558,161

     Instruments and Related Products - 2.55%
      Input/Output, Inc.*  ....................   250,000    7,421,750
      Medtronic, Inc.  ........................   170,000    8,893,040
        Total .................................             16,314,790

     Insurance Carriers - 9.18%
      Allstate Corporation (The)  .............   150,700   13,694,862
      American International Group, Inc.  .....    97,800   10,635,750
      MBIA Inc.  ..............................   175,100   11,698,781
      MGIC Investment Corporation  ............   222,200   14,776,300
      Provident Companies  ....................   203,700    7,867,913
        Total .................................             58,673,606

     Miscellaneous Retail - 1.07%
      Walgreen Co.  ...........................   218,300    6,849,163

     Motion Pictures - 1.38%
      Walt Disney Company (The)  ..............    89,000    8,816,518

     Nondepository Institutions - 5.42%
      Fannie Mae  .............................   319,000   18,202,778
      Freddie Mac  ............................   160,000    6,709,920
      SLM Holding Corporation .................    69,800    9,737,100
        Total .................................             34,649,798

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Petroleum and Coal Products - 2.85%
      Exxon Corporation  ......................   147,000 $  8,994,489
      Royal Dutch Petroleum Company  ..........   170,000    9,211,790
        Total .................................             18,206,279

     Printing and Publishing - 2.39%
      Gannett Co., Inc.  ......................   151,400    9,358,337
      Tribune Company  ........................    95,400    5,938,650
        Total .................................             15,296,987

     Security and Commodity Brokers - 0.86%
      Franklin Resources, Inc.  ...............    63,000    5,488,875

     Tobacco Products - 5.28%
      Philip Morris Companies Inc.  ...........   744,700   33,743,846

     Transportation Equipment - 3.71%
      Harley-Davidson, Inc.  ..................   601,800   16,474,275
      Sundstrand Corporation  .................   143,600    7,233,850
        Total .................................             23,708,125

     Transportation Services - 0.52%
      Dial Corporation (The)  .................   160,500    3,345,302

     Water Transportation - 1.36%
      Carnival Corporation, Class A  ..........   156,800    8,682,800

     Wholesale Trade -- Durable Goods - 1.24%
      Johnson & Johnson  ......................   120,200    7,918,175

     Wholesale Trade -- Nondurable Goods - 1.80%
      Unilever N.V.  ..........................   184,000   11,488,408

     TOTAL COMMON STOCKS - 90.39%                         $577,952,915
      (Cost: $490,175,285)

     PREFERRED STOCK - 0.41%
     Holding and Other Investment Offices
      LTC Properties, Inc., 9.5%  .............   100,000 $  2,600,000
      (Cost: $2,500,000)

                                                Principal
                                                Amount in
                                                Thousands

     CORPORATE DEBT SECURITY - 0.40%
     Business Services
      Adaptec Inc., Convertible,
        4.75%, 2-1-2004 (B) ...................    $2,500 $  2,593,750
      (Cost: $2,495,507)

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1997
                                                Principal
                                                Amount in
                                                Thousands        Value
     SHORT-TERM SECURITIES
     Commercial Paper
      Chemicals and Allied Products - 0.93%
      Abbott Laboratories,
        5.77%, 1-14-98 ........................   $ 5,920 $  5,907,665

      Depository Institutions - 0.60%
      J.P. Morgan & Co., Incorporated,
        5.8%, 2-5-98 ..........................     3,880    3,858,121

      Electric, Gas and Sanitary Services - 2.44%
      Baltimore Gas and Electric Company,
        5.8%, 1-8-98 ..........................     2,495    2,492,186
      Bay State Gas Co.,
        5.85%, 1-15-98 ........................     3,117    3,109,909
      Commonwealth Edison Co.,
        6.15%, 1-15-98 ........................    10,000    9,976,083
        Total .................................             15,578,178

      Electronic and Other Electric Equipment - 1.01%
      Whirlpool Corp.,
        6.5%, 1-5-98 ..........................     6,460    6,455,335

      Fabricated Metal Products - 0.24%
      Danaher Corporation,
        5.7227%, Master Note ..................     1,510    1,510,000

      Food and Kindred Products - 0.01%
      General Mills, Inc.,
        5.5777%, Master Note ..................        67       67,000

      Insurance Carriers - 0.92%
      USAA Capital Corp.,
        5.8%, 1-29-98 .........................     5,900    5,873,384

      Nondepository Institutions - 1.34%
      Caterpillar Financial Services Corp.,
        5.93%, 1-23-98 ........................     8,615    8,583,780

      Petroleum and Coal Products - 0.60%
      BP America Inc.,
        5.9%, 1-21-98 .........................     3,860    3,847,348

      Security and Commodity Brokers - 0.56%
      Merrill Lynch & Co. Inc.,
        5.82%, 1-16-98 ........................     3,580    3,571,319

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE GROWTH PORTFOLIO
     DECEMBER 31, 1997
                                                Principal
                                                Amount in
                                                Thousands        Value
     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Textile Mill Products - 0.13%
      Sara Lee Corporation,
        5.5727%, Master Note ..................    $  852 $    852,000

     Total Commercial Paper - 8.78%                         56,104,130

     Commercial Paper (Backed by Irrevocable Letter
      of Credit) - 1.37%
      Electric, Gas and Sanitary Services
      AES Hawaii Inc. (Bank of America NT & SA),
        5.85%, 1-30-98 ........................     8,810    8,768,483

     TOTAL SHORT-TERM SECURITIES - 10.15%                 $ 64,872,613
      (Cost: $64,872,613)

     TOTAL INVESTMENT SECURITIES - 101.35%                $648,019,278
      (Cost: $560,043,405)

     LIABILITIES, NET OF CASH AND OTHER ASSETS -  (1.35%)   (8,659,941)

     NET ASSETS - 100.00%                                 $639,359,337


               See Notes to Schedules of Investments on pages 84 - 87.

     INCOME PORTFOLIO
     MANAGERS' LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:

     This report relates to the operation of the Income Portfolio for the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     1997 was the third consecutive year of very positive returns in the major U.S. stock indexes. The U.S. economy continued to enjoy a remarkable period of moderate economic growth, strong corporate earnings, low unemployment, high levels of consumer confidence, declining interest rates and low inflation. Although sharp currency devaluations and economic turmoil rocked several nations in Southeast Asia late in the year, the ramifications were not yet clear as 1997 came to a close.

     The investment strategy employed in the management of the Portfolio remained unchanged. We have continued to focus on large, well-managed U.S. corporations that enjoy dominant positions in their markets on a global basis. While some changes in the Portfolio's holdings do occur frequently, the overall turnover rate is generally very low relative to other large cap equity income mutual funds. Throughout 1997, the Portfolio was overweighted in automotive, chemicals, machinery, household products, retailing and technology stocks. The Portfolio carried below average holdings in energy, financial services and utilities.

     The strategies and techniques we applied resulted in the Portfolio's performance remaining below that of the S&P 500 Index as charted on the following page. That index reflects the performance of securities that generally represent the stock market. The Portfolio's underperformance relative to the S&P 500 can be attributed primarily to the Portfolio's investments in areas such as HMOs, semiconductors, semiconductor equipment, software and paper, all of which came under pressure in the final quarter of the year.

     We expect that many U.S. companies will see meaningful downward earnings revisions for 1998 as a result of ongoing events in Asia. The perception of a subdued global economic growth rate dominates the investment outlook as we enter the new year. We expect economic growth in 1998 to remain moderate and inflation to remain low. However, we think the concerns regarding economic difficulties in emerging markets in Asia will serve to reinforce the position of strength enjoyed by major U.S. corporations. Our strategy remains one of investing in U.S. companies which represent stability and market leadership. Although we anticipate slowing global growth in the new year, many powerful positives remain intact for U.S. stock investments. We will adjust the Portfolio as the markets evolve; however, our basic emphasis on large cap U.S. stocks will remain unchanged.

     Thank you very much for your continued support and confidence.

     Respectfully,
     Russell E. Thompson
     James D. Wineland
     Managers, Income Portfolio

               Comparison of Change in Value of $10,000 Investment in
                             TMK/United Income Portfolio
                                and The S&P 500 Index

                                             TMK\UNITED            S&P
                                                 INCOME            500
                                              PORTFOLIO          INDEX
                                             ----------          -----
          07/16/91  Purchase                    $10,000        $  ----
          07/31/91                               10,054         10,000
          12/31/91                               10,767         10,910
          12/31/92                               12,251         11,742
          12/31/93                               14,371         12,924
          12/31/94                               14,207         13,095
          12/31/95                               18,692         18,016
          12/31/96                               22,383         22,153
          12/31/97                               28,238         29,528

     ----- TMK/United Income Portfolio* -- $28,238
     +++++ S&P 500 Index** -- $29,528

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
      **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 500 Index (including income) are not available, investment in the index was effected as of July 31, 1991.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         26.16%
     5 Years Ended
        12/31/97         18.18%
     6+ Years Ended
        12/31/97++       17.42%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++7-16-91 (the initial offering date) through 12-31-97.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS
     Apparel and Accessory Stores - 3.48%
      Gap, Inc. (The)  ........................   265,950   $  9,424,470
      Kohl's Corporation*  ....................    88,300      6,015,438
      Payless ShoeSource, Inc.*  ..............   100,300      6,732,637
        Total .................................               22,172,545

     Building Materials and Garden Supplies - 0.87%
      Home Depot, Inc. (The)  .................    93,600      5,510,700

     Business Services - 1.39%
      ABM Industries Incorporated  ............    24,600        751,825
      Microsoft Corporation*  .................    62,900      8,127,812
        Total .................................                8,879,637

     Chemicals and Allied Products - 17.85%
      Air Products and Chemicals, Inc.  .......    93,800      7,709,141
      Avon Products, Inc.  ....................    42,100      2,583,888
      BetzDearborn Inc.  ......................    53,000      3,236,286
      Colgate-Palmolive Company  ..............    97,800      7,188,300
      Crompton & Knowles Corporation  .........    98,500      2,610,250
      Dow Chemical Company (The)  .............    46,900      4,760,350
      du Pont (E.I.) de Nemours and Company  ..   163,200      9,802,118
      Geon Company (The)  .....................   100,600      2,351,525
      Gillette Company (The)  .................   158,711     15,940,457
      Lilly (Eli) and Company  ................   116,200      8,090,425
      Merck & Co., Inc.  ......................    60,200      6,396,250
      Monsanto Company  .......................   156,300      6,564,600
      Novartis AG (A)  ........................     1,200      1,946,479
      PPG Industries, Inc.  ...................   101,900      5,821,037
      Pfizer Inc.  ............................   109,400      8,157,083
      Praxair, Inc.  ..........................    40,800      1,836,000
      Procter & Gamble Company (The)  .........    97,800      7,805,614
      Solutia Inc.  ...........................    12,840        342,661
      Union Carbide Corporation  ..............    71,400      3,065,702
      Warner-Lambert Company  .................    60,400      7,489,600
        Total .................................              113,697,766

     Communication - 3.63%
      AirTouch Communications*  ...............    86,600      3,599,269
      Cox Communications, Inc.*  ..............   118,100      4,731,322
      Grupo Televisa, S.A., GDR*  .............    50,300      1,945,956
      SBC Communications Inc.  ................    40,300      2,951,975
      Teleport Communications Group Inc.*  ....    94,400      5,186,053
      360. Communications Company*  ...........    85,800      1,732,045
      WorldCom, Inc.*  ........................    99,100      3,000,847
        Total .................................               23,147,467

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Depository Institutions - 5.20%
      BankAmerica Corporation*  ...............    87,400   $  6,380,200
      Chase Manhattan Corporation (The)  ......    48,300      5,288,850
      Citicorp  ...............................    47,200      5,967,826
      Credit Suisse Group, Registered
        Shares (A).............................    20,700      3,201,834
      Norwest Corporation  ....................   199,000      7,686,375
      U. S. Bancorp.  .........................    40,800      4,567,030
        Total .................................               33,092,115

     Eating and Drinking Places - 0.07%
      TRICON Global Restaurants, Inc.*  .......    16,320        474,292

     Electric, Gas and Sanitary Services - 1.05%
      Duke Energy Corp.  ......................   120,600      6,678,225

     Electronic and Other Electric Equipment - 9.81%
      Aeroquip-Vickers Inc.  ..................    32,800      1,609,234
      Analog Devices, Inc.*  ..................   386,400     10,698,257
      Emerson Electric Co.  ...................    65,200      3,679,692
      General Electric Company  ...............   195,800     14,366,825
      Harman International Industries,
        Incorporated ..........................    24,150      1,026,375
      Intel Corporation  ......................   160,200     11,248,924
      Lucent Technologies Inc.  ...............    40,900      3,266,887
      Maytag Corporation  .....................   103,700      3,869,254
      Molex Incorporated, Class A  ............   122,166      3,519,847
      NextLevel Systems, Inc.*  ...............   173,200      3,095,950
      Telefonaktiebolaget LM Ericsson, ADR,
        Class B ...............................   163,100      6,090,643
        Total .................................               62,471,888

     Food and Kindred Products - 2.61%
      CPC International Inc.  .................    65,900      7,117,200
      Coca-Cola Company (The)  ................    53,900      3,591,088
      PepsiCo, Inc.  ..........................   163,200      5,946,518
        Total .................................               16,654,806

     Food Stores - 0.54%
      Kroger Co. (The)*  ......................    92,600      3,420,366

     Forestry - 0.93%
      Georgia-Pacific Corporation  ............    34,700      2,108,025
      Georgia-Pacific Corporation, Timber
        Group* ................................    34,700        787,239
      Weyerhaeuser Company  ...................    61,200      3,002,594
        Total .................................                5,897,858

     Furniture and Fixtures - 0.10%
      Lear Corporation*  ......................    13,400        636,500

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Furniture and Home Furnishings Stores - 0.73%
      Circuit City Stores, Inc.  ..............   130,500   $  4,640,841

     General Building Contractors - 0.49%
      Pulte Corporation  ......................    74,600      3,119,175

     General Merchandise Stores - 3.28%
      Dayton Hudson Corporation  ..............   113,700      7,681,799
      Federated Department Stores, Inc.*  .....    70,700      3,044,484
      Wal-Mart Stores, Inc.  ..................   258,000     10,174,746
        Total .................................               20,901,029

     Health Services - 0.67%
      Tenet Healthcare Corporation*  ..........   128,600      4,259,875

     Industrial Machinery and Equipment - 10.65%
      Applied Materials, Inc.*  ...............   181,700      5,467,898
      Case Corporation  .......................   146,200      8,835,890
      Caterpillar Inc.  .......................   214,000     10,392,268
      Cisco Systems, Inc.*  ...................   108,900      6,077,927
      Compaq Computer Corporation*  ...........   109,550      6,182,673
      Deere & Company  ........................   167,600      9,773,091
      Eaton Corporation  ......................    40,800      3,641,400
      Hewlett-Packard Company  ................    20,200      1,262,500
      Ingersoll-Rand Company  .................    48,900      1,977,369
      International Business Machines
        Corporation ...........................    54,400      5,688,173
      Parker Hannifin Corporation  ............    73,350      3,364,931
      United Technologies Corporation  ........    70,800      5,155,090
        Total .................................               67,819,210

     Instruments and Related Products - 4.39%
      General Motors Corporation, Class H  ....    63,400      2,341,806
      Guidant Corporation  ....................   167,400     10,420,650
      Medtronic, Inc.  ........................   130,400      6,821,485
      Raytheon Company, Class A  ..............    42,754      2,108,273
      Xerox Corporation  ......................    84,500      6,237,114
        Total .................................               27,929,328

     Insurance Carriers - 0.85%
      American International Group, Inc.   ....    49,500      5,383,125

     Miscellaneous Retail - 0.75%
      Costco Companies, Inc.*  ................    74,400      3,317,719
      OfficeMax, Inc.*  .......................   104,625      1,490,906
        Total .................................                4,808,625

     Motion Pictures - 0.89%
      Walt Disney Company (The)  ..............    57,100      5,656,440

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Nondepository Institutions - 3.67%
      Associates First Capital Corporation  ...    47,400   $  3,409,814
      Fannie Mae  .............................   163,400      9,323,931
      Freddie Mac  ............................   253,600     10,635,223
        Total .................................               23,368,968

     Paper and Allied Products - 1.12%
      Champion International Corporation  .....    47,400      2,147,789
      International Paper Company  ............    55,600      2,397,750
      Willamette Industries, Inc.  ............    81,200      2,613,584
        Total .................................                7,159,123

     Petroleum and Coal Products - 2.66%
      British Petroleum Company p.l.c.
        (The), ADR ............................    39,200      3,123,730
      Exxon Corporation  ......................    48,100      2,943,095
      Mobil Corporation  ......................    72,200      5,211,901
      Royal Dutch Petroleum Company  ..........   104,800      5,678,798
        Total .................................               16,957,524

     Primary Metal Industries - 0.62%
      Aluminum Company of America  ............    56,000      3,941,000

     Railroad Transportation - 0.45%
      Burlington Northern Santa Fe Corporation     30,700      2,853,166

     Rubber and Miscellaneous Plastics Products - 0.82%
      Goodyear Tire & Rubber Company (The)  ...    81,600      5,191,800

     Transportation By Air - 1.28%
      AMR Corporation*  .......................    32,600      4,189,100
      Delta Air Lines, Inc.  ..................    33,500      3,988,577
        Total .................................                8,177,677

     Transportation Equipment - 7.36%
      AlliedSignal Inc.  ......................   123,800      4,820,401
      Boeing Company (The)  ...................   103,600      5,069,873
      Chrysler Corporation  ...................   263,700      9,278,812
      Dana Corporation  .......................    62,000      2,945,000
      Ford Motor Company  .....................   142,000      6,913,554
      General Motors Corporation  .............   111,300      6,747,563
      Northrop Grumman Corporation  ...........    78,300      9,004,500
      Sundstrand Corporation  .................    42,000      2,115,750
        Total .................................               46,895,453

     Wholesale Trade -- Durable Goods - 0.68%
      Motorola, Inc.  .........................    76,100      4,342,418


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Wholesale Trade -- Nondurable Goods - 0.49%
      Safeway Inc.*  ..........................    49,700   $  3,137,313

     TOTAL COMMON STOCKS - 89.38%                           $569,276,255
     (Cost: $344,668,244)

                                                Principal
                                                Amount in
                                                Thousands

     SHORT-TERM SECURITIES
     Commercial Paper
      Chemicals and Allied Products - 1.33%
      Abbott Laboratories,
        5.77%, 1-14-98 ........................   $ 8,490      8,472,310

      Communication - 0.75%
      BellSouth Telecommunications, Inc.,
        5.95%, 1-7-98 .........................     4,790      4,785,250

      Electric, Gas and Sanitary Services - 2.19%
      Bay State Gas Co.,
        5.85%, 1-15-98 ........................     3,900      3,891,127
      Western Resources Inc.,
        6.0%, 1-14-98 .........................    10,050     10,028,225
        Total .................................               13,919,352

      Fabricated Metal Products - 0.02%
      Danaher Corporation,
        5.7227%, Master Note ..................       145        145,000

      Food and Kindred Products - 0.99%
      ConAgra, Inc.,
        6.0%, 1-15-98 .........................     5,470      5,457,237
      General Mills, Inc.,
        5.5777%, Master Note ..................       830        830,000
        Total .................................                6,287,237

      General Merchandise Stores - 0.47%
      May Department Stores Company (The),
        5.74%, 1-12-98 ........................     2,990      2,984,756

      Insurance Agents, Brokers and Service - 1.23%
      Aon Corp.,
        5.9%, 1-30-98 .........................     7,905      7,867,429


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Insurance Carriers - 1.64%
      USAA Capital Corp.:
        5.8%, 1-29-98 .........................   $ 2,770   $  2,757,504
        5.72%, 2-3-98 .........................     7,740      7,699,417
        Total .................................               10,456,921

      Nondepository Institutions - 0.96%
      Caterpillar Financial Services Corp.,
        5.93%, 1-23-98 ........................     6,125      6,102,804

      Textile Mill Products - 0.01%
      Sara Lee Corporation,
        5.5727%, Master Note ..................        60         60,000

      Transportation Equipment - 0.50%
      Dana Credit Corp.,
        6.08%, 2-5-98 .........................     3,205      3,186,055

     TOTAL SHORT-TERM SECURITIES - 10.09%                   $ 64,267,114
      (Cost: $64,267,114)

     TOTAL INVESTMENT SECURITIES - 99.47%                   $633,543,369
      (Cost: $408,935,358)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.53%         3,360,950

     NET ASSETS - 100.00%                                   $636,904,319


               See Notes to Schedules of Investments on pages 84- 87.

     SCIENCE AND TECHNOLOGY PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Science and Technology Portfolio for the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     1997 presented an economic picture of above average growth and lower than normal inflation. Politically, the President and Congress were successful in enacting tax relief legislation, including lower capital gains taxes, but went from two capital gains tax rates to three. The markets did well, specifically index funds and large cap funds. Sector funds, including mid cap and small cap funds, did substantially worse because most of the positive price action was concentrated in fewer, larger stocks. In the fourth quarter, a currency crisis affected many Asian markets and economies and the International Monetary Fund (IMF) was called into action to aid many of these large economies in restructuring debt obligations. This had a negative impact on Asian, U.S. and European securities markets and on technology funds in general. Many technology-based companies export large quantities of goods and services to Asian countries. The currency crisis stopped the flow of goods and services, therefore sales and profits of those exposed companies declined and/or the fear of such a decline brought stocks down.

     The Portfolio commenced operations during the fiscal year at a time when the markets were at all-time historical highs and, as a result, made its initial investments slowly as opportunities presented themselves. The Portfolio avoided some of the decline in technology stock prices resulting from the Asian crisis by having previously sold or reduced positions in companies that were more at risk, notably semiconductor and personal computer related issues. The Portfolio was overweighted in Internet-content-related stocks. Our thought was that low-cost personal computers enable consumers and businesses easier access to the Internet. The Portfolio maintained large positions in the drug industry and related drug distribution, medical devices and hospital software and systems.

     The strategies and techniques we applied resulted in the Portfolio underperforming the S&P 400 Index charted on the following page. The S&P 400 Index reflects the performance of securities that generally represent the non-financial institution portion of the stock market.

     We believe that the Asian crisis will continue to impact the U.S. economy and markets into 1998. Although the economy appears robust, the underlying trend of deflation remains a threat to lead to slowing. Corporate profits growth, in our opinion, will see slowing also. Current low and declining interest rates counter these effects. In light of the anticipated conditions, we plan to diversify more into U.S. based companies, with less foreign exposure. However, this is difficult in technology and health care since many of those products and services are exported. We plan to maintain a cash position and to protect shareholder profits by selling appreciated stocks or by putting cash to work in market declines to capture lower stock prices in those companies the Portfolio views as valuable investments. Over the long-term, the Portfolio should benefit from the dramatic increases in productivity brought about by new software, computer, networking devices, biology, drug development and health care improvements.

     Thank you very much for your continued support and confidence.



     Respectfully,
     Abel Garcia
     Manager, Science and Technology Portfolio

               Comparison of Change in Value of $10,000 Investment in
                     TMK/United Science and Technology Portfolio
                                and The S&P 400 Index

                              TMK/United
                             Science and            S&P
                              Technology            400
                               Portfolio          Index
                               ---------      ---------
            4/4/97  Purchase      10,000         10,000
          06/30/97                11,145         11,781
          09/30/97                12,298         12,577
          12/31/97                11,623         12,770

     ===== TMK/United Science and Technology Portfolio* -- $11,623 +++++ S&P 400 Index** -- $12,770

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the S&P 400 Index are not available, investment in the index was effected as of March 31, 1997.

              Aggregate Total Return +
              -----------------------------

        For the period
        ended 12/31/97++            16.24%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++4-4-97 (the initial offering date) through 12-31-97.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS
     Building Materials and Garden Supplies - 1.13%
      Fastenal Company  .......................     3,000   $  115,311

     Business Services - 39.48%
      America Online, Inc.*  ..................     3,000      267,561
      At Home Corporation, Series A*  .........     5,500      137,841
      Autodesk, Inc.  .........................     3,000      110,625
      CKS Group, Inc.*  .......................     3,000       42,468
      Cendant Corporation*  ...................     6,000      206,250
      Checkfree Corporation*   ................     4,000      108,748
      E*TRADE Group, Inc.*  ...................     5,000      115,155
      HBO & Company  ..........................     2,280      109,367
      HCIA Inc.*  .............................     4,200       50,925
      HNC Software Inc.*  .....................     4,000      172,748
      i2 Technologies, Inc.*  .................     3,000      158,343
      IDX Systems Corporation*  ...............     2,500       92,655
      Intuit Inc.*  ...........................     6,000      247,872
      J. D. Edwards*  .........................     7,000      207,809
      Networks Associates, Inc.*  .............     4,000      211,124
      Parametric Technology Corporation*  .....     4,000      189,248
      Primark Corporation*  ...................     6,900      280,740
      Security Dynamics Technologies, Inc.*  ..     3,000      107,436
      Simulation Sciences, Inc.*  .............     6,300      101,588
      TMP Worldwide Inc.*  ....................    10,000      228,750
      Transaction Systems Architects, Inc.*  ..     5,000      189,685
      Vantive Corporation (The)*  .............     5,000      125,625
      Visio Corporation*  .....................     6,000      231,372
      Wind River Systems, Inc.*  ..............     5,000      197,500
      Yahoo! Inc.*  ...........................     2,000      138,686
        Total .................................              4,030,121

     Communication - 7.12%
      ACC Corp.*  .............................     3,000      151,875
      AirTouch Communications*  ...............     3,000      124,686
      Intermedia Communications of Florida,
       Inc.*  .................................     4,000      242,748
      Paging Network, Inc.*  ..................     8,000       86,248
      WorldCom Inc.*  .........................     4,000      121,124
        Total .................................                726,681

     Electronic and Other Electric Equipment - 16.92%
      ADC Telecommunications, Inc.*  ..........     2,000       83,624
      ADE Corporation*  .......................     3,000       52,500
      Advanced Fibre Communications, Inc.*  ...     6,000      175,500
      ANADIGICS, Inc.*  .......................     2,000       60,750
      Ascend Communications, Inc.*  ...........     2,500       61,482
      Ciena Corp.*  ...........................     3,000      183,750
      Concord Communications, Inc.*  ..........     8,000      164,496
      Excel Switching Corporation*  ...........     6,000      107,622

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Electronic and Other Electric Equipment (Continued)
      Linear Technology Corporation  ..........     3,000   $  172,686
      Newbridge Networks Corporation*  ........     5,000      174,375
      Nokia Corporation, Series A, ADR  .......     2,000      140,000
      Novellus Systems, Inc.*  ................     3,000       97,029
      Silicon Valley Group, Inc.*  ............     3,000       68,250
      Tellabs*  ...............................     3,500      184,734
        Total .................................              1,726,798

     Engineering and Management Services - 5.12%
      Incyte Pharmaceuticals, Inc.*  ..........     4,000      178,500
      Paychex, Inc.  ..........................     3,000      152,436
      Quintiles Transnational Corp.*  .........     5,000      191,875
        Total .................................                522,811

     Food and Kindred Products - 0.93%
      J. M. Smucker Company (The)  ............     4,000       94,500

     Furniture and Fixtures - 1.63%
      Lear Corporation*  ......................     3,500      166,250

     Health Services - 2.78%
      American Healthcorp, Inc.*  .............    14,000       98,868
      Amsurg Corp., Class A*  .................     1,290        9,755
      Amsurg Corp., Class B*  .................     8,313       64,941
      Vencor, Incorporated*  ..................     4,500      109,966
        Total .................................                283,530

     Industrial Machinery and Equipment _ 3.27%
      Culligan Water Technologies, Inc.*  .....     3,000      150,750
      Kulicke & Soffa Industries, Inc.*  ......     3,500       65,405
      Lam Research Corporation*  ..............     4,000      117,248
        Total .................................                333,403

     Instruments and Related Products - 2.59%
      STERIS Corporation*  ....................     2,900      140,650
      Uniphase Corporation*  ..................     3,000      123,561
        Total .................................                264,211

     Miscellaneous Repair Services - 0.94%
      World Access, Inc.*  ....................     4,000       96,500

     Wholesale Trade -- Durable Goods - 2.15%
      OmniCare, Inc.  .........................     5,000      155,000
      Peerless Systems Corporation*  ..........     5,000       64,685
        Total .................................                219,685

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Wholesale Trade -- Nondurable Goods - 2.71%
      Cardinal Health, Inc.  ..................     2,000  $   150,250
      800_JR. CIGAR Inc.*  ....................     5,000      126,250
        Total .................................                276,500

     TOTAL COMMON STOCKS - 86.77%                          $ 8,856,301
      (Cost: $8,614,356)

                                                Principal
                                                Amount in
                                                Thousands

     SHORT-TERM SECURITIES - 12.78%
     Repurchase Agreement
      J. P. Morgan Securities, 5.9%
        Repurchase Agreement dated
        12-31-97 to be repurchased
        at $1,305,428 on 1-2-98 (C)............    $1,305  $ 1,305,000
      (Cost: $1,305,000)

     TOTAL INVESTMENT SECURITIES - 99.55%                  $10,161,301
      (Cost: $9,919,356)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.45%          45,876

     NET ASSETS - 100.00%                                  $10,207,177


               See Notes to Schedules of Investments on pages 84 - 87.

     INTERNATIONAL PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the International Portfolio during the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     During 1997, global inflation remained low. Economic growth was strong in Great Britain and began to pick up in Continental Europe and Latin America. The trend of corporate and financial restructuring continued. Japan's economic recovery was again restrained by unresolved structural problems and a tighter fiscal policy. Asian economies plunged into financial crisis late in 1997.

     The Portfolio's heavy concentration in European equities continued to positively contribute to our performance. Particular attention was given to companies involved in corporate restructuring and privatizations in both Europe and Latin America. We remained significantly underweighted in Japanese equities. Our emerging Asian holdings were quickly reduced in response to the financial crisis occurring in that region, and we implemented a defensive posture in response to the rapidly deteriorating events in Asia. We reduced our exposure to Asia, emerging markets in general, and vulnerable industries.

     The strategies and techniques we applied resulted in the Portfolio significantly outperforming the Morgan Stanley E.A.FE. Index (Europe, Australia, Far East Index) charted on the following page. That index reflects the performance of securities that generally represent the international stock market. The Portfolio's performance was positively impacted by its proportionately greater exposure to investments in Europe and Latin America, and lower exposure to Japanese investments.

     Global markets will remain cautious in coming months as Asia struggles to rebuild its financial structure. The current financial crisis will eventually force reforms in this important region. We intend to maintain a defensive posture as Asia's crisis unfolds.

     Thank you very much for your continued support and confidence.




     Respectfully,
     Thomas A. Mengel
     Manager, International Portfolio

               Comparison of Change in Value of $10,000 Investment in
                         TMK/United International Portfolio
                        and The Morgan Stanley E.A.FE. Index

                                                 MORGAN
                              TMK/UNITED        STANLEY
                           INTERNATIONAL        E.A.FE.
                               PORTFOLIO          INDEX
                               ---------      ---------
          05/03/94  Purchase     $10,000        $10,000
          12/31/94                10,026          9,990
          12/31/95                10,756         11,110
          12/31/96                12,381         11,782
          12/31/97                14,448         11,991

     ----- TMK/United International Portfolio* -- $14,448
     +++++ Morgan Stanley E.A.FE. Index** -- $11,991

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Morgan Stanley E.A.FE. Index (including income) are not available, investment in the index was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         16.70%
     3+ Years Ended
        12/31/97++       10.56%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-97.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS AND RIGHTS
     Argentina _ 0.29%
      Capex S.A., Class A (A)  ................    50,000 $    332,500

     Australia _ 0.91%
      Reinsurance Australia Corporation
        Limited (A) ...........................   400,000    1,042,720

     Brazil _ 0.62%
      CompanLia de Saneamento Desico do
        Estado De Sao Paulo (A) ............... 3,000,000      712,366

     Denmark _ 2.09%
      Neurosearch A/S (A)*  ...................    20,000    1,340,029
      Sydbank A/S (A)  ........................    18,500    1,053,192
        Total .................................              2,393,221

     Finland _ 0.94%
      Nokia Corporation, Series K (A)  ........    15,000    1,073,749

     France _ 7.03%
      Accor S.A. (A)  .........................     5,500    1,022,648
      Atos SA (A)*  ...........................     5,044      650,385
      Business Objects S.A., ADR*  ............    31,000      319,672
      Coflexip Stena Offshore SA, ADR  ........    25,000    1,399,200
      GEA Grenobloise d'Electronique et
        d'Automatismes (A) ....................     6,000      171,480
      Generale de Geophysique S.A. (A)*  ......     8,000    1,023,562
      Societe Generale (A) ....................    10,000    1,362,534
      Societe Industrielle de Transports
        Automobiles S.A. (A) ..................     3,500      668,805
      Suez Lyonnaise des Eaux (A)  ............    13,000    1,438,636
        Total .................................              8,056,922

     Germany _ 6.71%
      Altana AG (A)  ..........................     9,000      617,946
      Bayer Group (A)  ........................    29,000    1,083,449
      Depfa Bank (A)  .........................    19,500    1,155,668
      Hoechst AG (A)  .........................    53,100    1,859,843
      Schering AG (A)  ........................     8,500      819,898
      Siemens AG (A)  .........................    20,000    1,184,189
      VEBA AG (A)  ............................    14,300      973,898
        Total .................................              7,694,891


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS AND RIGHTS (Continued)
     Italy _ 5.75%
      Alleanza Assicurazioni (A)  .............   114,000 $  1,134,843
      CSP International Industria
        Calze S.p.A. (A)* .....................    50,000      564,037
      Credito Italiano S.p.A. (A)  ............   412,000    1,270,828
      Instituto Nazionale delle
        Assicurazioni (A) .....................   630,000    1,312,723
      Istituto Bancario San Paolo di
        Torino S.p.A. (A) .....................   126,000    1,204,071
      Telecom Italia Mobile S.p.A., Risp (A)  .   250,000    1,102,629
        Total .................................              6,589,131

     Mexico _ 1.59%
      Empresas ICA Sociedad Controladora,
        S.A. de C.V., ADS .....................    50,000      821,850
      Gruma, S.A., Class B (A)*  ..............    71,400      283,193
      Grupo Financiero Inbursa, S.A. de
        C.V., Class B (A) .....................   175,234      714,576
        Total .................................              1,819,619

     Netherlands _ 9.38%
      Akzo Nobel N.V. (A)  ....................     8,000    1,379,569
      Benckiser N.V., B Shares (A)* ...........    30,000    1,241,553
      Fugro N.V. (A)  .........................    43,355    1,321,629
      Internatio-Muller N.V. (A)  .............    30,750      967,716
      Koninklijke Boskalis
        Westminster N.V. (A) ..................    47,900      850,589
      Ordina N.V. (A)*  .......................    81,000    1,114,734
      Smit Internationale N.V. (A)  ...........    42,000    1,139,447
      Stork N.V. (A)  .........................    10,000      345,287
      Verenigd Bezit VNU (A)  .................    85,000    2,398,264
        Total .................................             10,758,788

     Norway _ 2.43%
      Merkantildata A/S (A)  ..................    61,000    2,101,309
      Schibsted AS (A)  .......................    40,000      686,241
        Total .................................              2,787,550

     Portugal _ 2.06%
      Portugal Telecom, S.A., ADS  ............    27,500    1,292,500
      Telecel-Comunicacaoes Pessoais, SA (A)*      10,000    1,065,703
        Total .................................              2,358,203

     Russian Federation _ 1.30%
      Open Joint Stock Company
        Vimpel-Communications, ADR* ...........    41,805    1,489,303

     Spain _ 0.88%
      Aldeasa, S.A. (A)*  .....................    47,500    1,006,858

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS AND RIGHTS (Continued)

     Sweden _ 4.46%
      Biacore International AB, ADR*  .........    25,000 $    217,175
      Biora AB, ADR*  .........................    20,000      421,240
      Bure Investment AB (A)  .................    65,000      856,439
      Frontec AB, Class B (A)*  ...............    54,900      481,087
      Munters AB (A)*  ........................    89,000      768,683
      Skandia Group Insurance Company Ltd. (A)     50,200    2,370,403
        Total .................................              5,115,027

     Switzerland _ 11.40%
      AFG Arbonia-Forster Holding AG (A)*  ....       975      480,460
      Brauerei Eichhof AG (A)  ................       280      843,200
      Choco Lindt & Spru AG, Registered (A)  ..        50      965,026
      Credit Suisse Group, Registered Shares (A)   26,000    4,021,628
      Julius Baer Holding AG (A)  .............       500      927,383
      Novartis AG (A)  ........................     1,500    2,433,098
      SWISS BANK CORPORATION, BASLE (A)  ......     5,200    1,615,769
      Swisslog Holding AG (A)*  ...............    24,250    1,784,187
        Total .................................             13,070,751

     Thailand _ 0.02%
      Srithai Superware Public Company
        Limited, F (A) ........................   130,000       19,187

     United Kingdom _ 20.03%
      British Petroleum Company
        p.l.c. (The) (A) ......................    85,000    1,124,163
      COLT Telecom Group plc, ADR*  ...........    40,800    1,726,330
      Corporate Services Group plc (A)  .......   575,000    2,011,407
      Freepages Group plc (A)*  ............... 2,000,000    1,075,707
      General Electric Company plc (A) ........   350,000    2,267,606
      Hays plc (A)  ...........................   100,000    1,331,084
      Imperial Tobacco (A)  ...................   250,000    1,572,503
      Ionica Group plc (A)*  ..................   184,000      420,035
      Johnson Matthey plc (A)  ................   140,000    1,253,075
      Misys plc (A)  ..........................    94,545    2,856,992
      Newsquest plc (A)*  .....................   230,000    1,004,759
      Rentokil Initial plc (A)  ...............   254,500    1,126,124
      Royal and Sun Alliance Insurance
        Group plc (A)..........................   112,500    1,141,809
      Siebe plc (A)  ..........................    63,000    1,240,544
      Vodafone Group Plc (A)  .................   250,000    1,806,533
      Williams plc (A)  .......................   185,000    1,002,624
        Total .................................             22,961,292

     United States _ 1.17%
      ESG Re Limited*  ........................    31,000      724,625
      Rofin-Sinar Technologies Inc.*  .........    51,000      618,375
        Total .................................              1,343,000


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     TOTAL COMMON STOCKS AND RIGHTS _ 79.06%              $ 90,625,078
      (Cost: $79,621,262)

     PREFERRED STOCKS
     Brazil - 1.16%
      Telebras S.A., ADR, Convertible  ........    11,400    1,327,382

     Germany _ 4.10%
      Marschollek, Lautenschlager und
        Partner AG, Convertible (A) ...........    12,890 $  3,260,660
      Moebel Walther AG, Convertible (A)  .....    10,000      274,643
      Porsche AG, Convertible (A)  ............       700    1,167,510
        Total .................................              4,702,813

     Portugal _ 1.20%
      Lusomundo-SGPS, S.A., Convertible (A)  ..   150,000    1,373,567

     TOTAL PREFERRED STOCKS _ 6.46%                       $  7,403,762
      (Cost: $4,974,111)
                                                     Face
                                                Amount in
                                                Thousands

     UNREALIZED GAIN ON OPEN FORWARD CURRENCY CONTRACTS _ 0.33%
      Deutsche Marks, 6-4-98 (D)  .............   DM3,293      142,270
      Deutsche Marks, 7-29-98 (D)  ............   DM5,105       33,460
      French Francs, 6-4-98 (D)  ..............   F19,522      206,149
        Total .................................            $   381,879

                                                Principal
                                                Amount in
                                                Thousands
     SHORT-TERM SECURITIES
     Commercial Paper
      Electric, Gas and Sanitary Services - 2.38%
      Northern Illinois Gas Co.,
        5.75%, 1-21-98 ........................    $2,740    2,731,247

      Fabricated Metal Products - 0.76%
      Danaher Corporation,
        5.7227%, Master Note ..................       865      865,000

      Food and Kindred Products - 2.83%
      ConAgra, Inc.,
        6.0%, 1-15-98 .........................     3,175    3,167,592
      General Mills, Inc.,
        5.5777%, Master Note ..................        80       80,000
        Total .................................              3,247,592

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value
     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Petroleum and Coal Products - 4.89%
      BP America Inc.,
        5.9%, 1-21-98 .........................    $5,625 $  5,606,562

      Textile Mill Products - 0.73%
      Sara Lee Corporation,
        5.5727%, Master Note ..................       836      836,000


      Transportation Equipment - 2.35%
      Dana Credit Corp.,
        6.08%, 2-5-98 .........................     2,715    2,698,951

     TOTAL SHORT-TERM SECURITIES _ 13.94%                 $ 15,985,352
      (Cost: $15,985,352)

     TOTAL INVESTMENT SECURITIES - 99.79%                 $114,396,071
      (Cost: $100,580,725)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.21%         235,234

     NET ASSETS - 100.00%                                 $114,631,305


               See Notes to Schedules of Investments on pages 84 - 87.

     SMALL CAP PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Small Cap Portfolio during the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     Unlike 1996, this year's market performance was more broadly based, resulting in better performance for both small and mid cap stocks. Many industries continued to consolidate, providing economies of scale, broader product and service offerings and geographic expansion. Further advances in technology led to improved productivity and profitability. Low inflation, falling interest rates, and a lack of major geopolitical or economic unrest for much of the year provided a favorable backdrop for financial markets.

     In 1997 the Portfolio focused on fewer stocks comprising a larger percentage of holdings. This narrowing of focus played an important role in this year's performance. Cash positions, on balance, were larger than in the past. Cash reserves were held not only as a defensive move, but to provide added flexibility in managing the Portfolio. The Portfolio's holdings were significantly overweighted in technology, particularly in semiconductors and semiconductor capital equipment, during the first three quarters of the year. In the fourth quarter, we moved to a significant underweighting in technology while at the same time increasing cash reserves.

     The strategies and techniques we applied resulted in the Portfolio outperforming the Nasdaq Industrials Index during the fiscal year, as charted on the following page. That index reflects the performance of securities that generally represent the small companies sector of the stock market.

     Economic and political turmoil in Japan and Southeast Asia, computer system preparation for the year 2000 and the uniting of European nations in a common market are just a few of the factors which could result in earnings disappointments and make 1998 a difficult year for the equity markets. As a result, we anticipate pursuing a more defensive position similar to that pursued in late 1997. This strategy may include a larger cash position and limited and selective exposure to technology stocks.

     Thank you very much for your continued support and confidence.



     Respectfully,
     Zachary H. Shafran
     Manager, Small Cap Portfolio

               Comparison of Change in Value of $10,000 Investment in
                           TMK/United Small Cap Portfolio
                          and The Nasdaq Industrials Index

                              TMK/UNITED         Nasdaq
                               SMALL CAP    INDUSTRIALS
                               PORTFOLIO          INDEX
                              ----------    -----------
          05/03/94  Purchase     $10,000        $10,000
          12/31/94                12,091          9,862
          12/31/95                15,999         12,620
          12/31/96                17,360         14,517
          12/31/97                22,834         15,974


         ----- TMK/United Small Cap Portfolio* -- $22,834
         +++++ Nasdaq Industrials Index** -- $15,974

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the Nasdaq Industrials Index is not available, investment in the index was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         31.53%
     3+ Years Ended
        12/31/97++       25.26%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-97.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1997
                                                   Shares        Value
     COMMON STOCKS
     Amusement and Recreation Services - 1.26%
      American Skiing Company*  ...............   126,000 $  1,874,250

     Auto Repair, Services and Parking - 2.69%
      Avis Rent A Car, Inc.*  .................   125,000    3,992,125

     Business Services - 10.51%
      Cerner Corporation*  ....................   140,000    2,983,680
      FORE Systems, Inc.*  ....................   100,000    1,525,000
      Freepages Group plc (A)*  ............... 4,500,000    2,420,340
      Intuit Inc.*  ...........................   125,000    5,164,000
      PMT Services, Inc.*  ....................   250,000    3,492,000
        Total .................................             15,585,020

     Chemicals and Allied Products - 5.71%
      Carson, Inc.  ...........................    84,500      565,051
      Genzyme Corporation - General Division*     125,000    3,460,875
      OSI Pharmaceuticals, Inc.*  .............   150,000    1,003,050
      Spiros Development Corporation II,
        Inc., Dura Pharmaceuticals,
        Inc., Units (E)* ......................   200,000    3,437,400
        Total .................................              8,466,376

     Communication - 3.71%
      COLT Telecom Group plc, ADR*  ...........   130,000    5,500,560

     Eating and Drinking Places - 2.17%
      G B Foods Corp.*  .......................   114,000    1,246,818
      WSMP Inc.*  .............................    72,000    1,971,000
        Total .................................              3,217,818

     Electric, Gas and Sanitary Services - 6.19%
      Allied Waste Industries, Inc., New*  ....   200,000    4,668,600
      Casella Waste Systems, Inc., Class A*  ..   120,000    3,127,440
      Waste Industries, Inc.*  ................    75,000    1,373,400
        Total .................................              9,169,440

     Electronic and Other Electric Equipment - 0.50%
      Tegal Corp.*  ...........................   150,600      748,181

     Engineering and Management Services - 4.61%
      AHL Services*  ..........................   134,000    3,299,750
      Cornell Corrections, Inc.*  .............   170,000    3,527,500
        Total .................................              6,827,250

     Health Services - 7.80%
      Alternative Living Services, Inc.*  .....    68,900    2,032,550
      American Retirement Corporation*  .......   115,000    2,300,000
      Centennial HealthCare Corporation*  .....   146,000    3,294,052
      Quorum Health Group, Inc.*  .............   150,000    3,937,500
        Total .................................             11,564,102

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1997
                                                   Shares        Value
     COMMON STOCKS (Continued)
     Industrial Machinery and Equipment - 2.92%
      RADCOM LTD.*  ...........................   150,000 $  1,031,250
      Waterlink, Inc.*  .......................   200,000    3,300,000
        Total .................................              4,331,250

     Instruments and Related Products - 6.87%
      ESC Medical Systems Ltd.*  ..............   130,000    5,029,310
      Maxxim Medical, Inc.*  ..................   125,000    2,718,750
      St. Jude Medical, Inc.*  ................    80,000    2,440,000
        Total .................................             10,188,060

     Insurance Carriers - 1.58%
      ESG Re Limited*  ........................   100,000    2,337,500

     Paper and Allied Products - 2.10%
      IVEX Packaging Corporation*  ............   129,500    3,108,000

     Personal Services - 6.13%
      Carriage Services, Inc.*  ...............   125,000    2,351,500
      Equity Corporation International*  ......   135,000    3,121,875
      Loewen Group Inc. (The)  ................   140,000    3,613,680
        Total .................................              9,087,055

     Social Services - 0.57%
      Capital Senior Living Corporation*  .....    80,400      839,135

     Transportation Services - 1.15%
      C. H. Robinson Worldwide, Inc.  .........    75,300    1,698,919

     TOTAL COMMON STOCKS - 66.47%                         $ 98,535,041
      (Cost: $87,270,641)

                                                Principal
                                                Amount in
                                                Thousands
     CORPORATE DEBT SECURITIES
     Health Services - 2.07%
      Alternative Living Services, Inc., Convertible,
        5.25%, 12-15-2002 .....................    $2,650    3,060,750

     Holding and Other Investment Offices - 0.82%
      LTC Properties, Inc., Convertible,
        8.25%, 7-1-2001 .......................     1,000    1,221,250

     TOTAL CORPORATE DEBT SECURITIES - 2.89%                $4,282,000
      (Cost: $3,650,000)

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES
     Commercial Paper
      Communication - 4.64%
      BellSouth Telecommunications, Inc.,
        5.92%, 1-13-98 ........................    $6,890 $  6,876,404

      Depository Institutions - 1.08%
      J.P. Morgan & Co. Incorporated,
        5.8%, 2-5-98 ..........................     1,615    1,605,893

      Electric, Gas and Sanitary Services - 9.96%
      Northern Illinois Gas Co.,
        5.75%, 1-21-98 ........................     2,930    2,920,640
      Western Resources Inc.,
        6.0%, 1-14-98 .........................     6,590    6,575,722
      Wisconsin Electric Power Co.,
        5.77%, 2-10-98 ........................     5,310    5,275,957
        Total .................................             14,772,319

      Fabricated Metal Products - 0.93%
      Danaher Corporation,
        5.7227%, Master Note ..................     1,379    1,379,000

      Food and Kindred Products - 0.99%
      ConAgra, Inc.,
        6.0%, 1-15-98 .........................     1,000      997,667
      General Mills, Inc.,
        5.5777%, Master Note ..................       468      468,000
        Total .................................              1,465,667

      Insurance Carriers - 2.99%
      USAA Capital Corp.,
        5.72%, 2-3-98 .........................     4,450    4,426,667

      Nondepository Institutions - 7.10%
      Caterpillar Financial Services Corp.,
        5.93%, 1-23-98 ........................     4,930    4,912,134
      General Motors Acceptance Corporation,
        6.25%, 1-14-98 ........................     5,625    5,612,305
        Total .................................             10,524,439

      Petroleum and Coal Products - 1.12%
      BP America Inc.,
        5.9%, 1-21-98 .........................     1,665    1,659,542

      Security and Commodity Brokers - 1.08%
      Merrill Lynch & Co. Inc.,
        5.82%, 1-16-98 ........................     1,605    1,601,108

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Textile Mill Products - 0.73%
      Sara Lee Corporation,
        5.5727%, Master Note ..................    $1,089$   1,089,000

      Transportation Equipment - 0.96%
      Dana Credit Corp.,
        6.08%, 2-5-98 .........................     1,430    1,421,547

     TOTAL SHORT-TERM SECURITIES - 31.58%                 $ 46,821,586
      (Cost: $46,821,586)

     TOTAL INVESTMENT SECURITIES - 100.94%                $149,638,627
      (Cost: $137,742,227)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.94%)    (1,400,369)

     NET ASSETS - 100.00%                                 $148,238,258


               See Notes to Schedules of Investments on pages 84 - 87.

     BALANCED PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Balanced Portfolio for the fiscal year ended December 31, 1997. The discussion, graphs and tables contained in this report will provide you with information regarding the Portfolio's performance during that period.

     1997 was a turbulent year on a variety of fronts. The year started with the Federal Reserve raising interest rates over inflation concerns and ended with a possibility of an interest rate cut. Most of the swing resulted from significant currency devaluations in Asian economies late in the year. The volatility became more dramatic as many of the Asian markets were on the brink of financial crisis.

     As these events unfolded, we took the opportunity to reduce our exposure to companies and industries facing the possibility of either a significant slowdown in their business outside the U.S. or the possibility of falling commodity prices. It was feared that such factors would have a detrimental impact on those companies' earnings. As a result, cash on hand increased and our bond position also increased as inflation fears declined rapidly.

     The strategies and techniques we applied resulted in the Portfolio outperforming the bond market index and underperforming the stock market index charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index) and the bond market (the Salomon Brothers Treasury/Government-Sponsored/Corporate Index). A variety of indexes is presented because the Portfolio invests in stocks and bonds. The Portfolio's fixed income investments and cash position throughout the year contributed to the underperformance of the Portfolio as compared to the S&P 500 Index. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report to reflect the performance of the bond market, instead of the Lehman Brothers Government/Corporate Bond Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes.

     The Asian financial crisis will likely have a significant effect on the markets, both in the short and long term. The Asian crisis will likely cause a drag on corporate profits, but the magnitude is unknown at this time. Inflation should remain in check, keeping interest rates at low levels. As a result, we will keep a defensive posture until we gain a better understanding of how the Asian economies will be structured going forward. We will also maintain a cash position to take advantage of investment opportunities as they develop.

     Thank you for your continued confidence.



     Respectfully,
     Cynthia P. Prince-Fox
     Manager, Balanced Portfolio

               Comparison of Change in Value of $10,000 Investment in
                           TMK/United Balanced Portfolio,
                                 The S&P 500 Index,
              The Lehman Brothers Government/Corporate Bond Index, and
         The Salomon Brothers Treasury/Government Sponsored/Corporate Index

                                                                    Salomon
                                                         Lehman    Brothers
                                                       Brothers   Treasury/
                                          Standard  Government/  Government
                              TMK/United  & Poor's    Corporate  Sponsored/
                                Balanced       500         Bond   Corporate
                               Portfolio     Index        Index       Index
                              ----------  --------  -----------  ----------
          05/03/94  Purchase     $10,000   $10,000      $10,000      10,000
          12/31/94                 9,963    10,398       10,046      10,046
          12/31/95                12,373    14,306       11,979      11,978
          12/31/96                13,758    17,591       12,327      12,327
          12/31/97                16,301    23,447       13,529      13,535

     ===== TMK/United Balanced Portfolio* -- $16,301
     ----- S&P 500 Index** -- $23,447
     +++++ Lehman Bros Gov't/Corp Bond Index** -- $13,529
     ..... Salomon Brothers Treasury/Government Sponsored/Corporate Index** --
           $13,535

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         18.49%
     3+ Years Ended
        12/31/97++       14.26%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-97.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS
     Agricultural Production -- Crops - 0.81%
      Dole Food Company, Inc.  ................    12,000  $   549,000

     Apparel And Accessory Stores - 1.80%
      Kohl's Corporation*  ....................     8,000      545,000
      Payless ShoeSource, Inc.*  ..............    10,000      671,250
        Total .................................              1,216,250

     Building Materials and Garden Supplies - 0.82%
      Sherwin-Williams Company (The)  .........    20,000      555,000

     Chemicals and Allied Products - 7.69%
      A. Schulman, Inc.  ......................    25,000      631,250
      American Home Products Corporation  .....     4,000      306,000
      Avon Products, Inc.  ....................     4,300      263,913
      Crompton & Knowles Corporation  .........    14,300      378,950
      Dow Chemical Company (The)  .............     3,500      355,250
      du Pont (E.I.) de Nemours and Company  ..     4,800      288,298
      Hoechst AG (A)  .........................    16,100      563,907
      International Flavors & Fragrances Inc.       6,000      309,000
      Monsanto Company  .......................    14,800      621,600
      Pfizer Inc.  ............................    11,000      820,182
      Warner-Lambert Company  .................     5,400      669,600
        Total .................................              5,207,950

     Communication - 2.47%
      AT&T Corporation  .......................    15,000      918,750
      SBC Communications Inc.  ................    10,300      754,475
        Total .................................              1,673,225

     Depository Institutions - 2.07%
      BankAmerica Corporation*  ...............     9,000      657,000
      Wells Fargo & Company  ..................     2,200      746,761
        Total .................................              1,403,761

     Electric, Gas and Sanitary Services - 2.94%
      Baltimore Gas and Electric Company  .....     7,600      258,400
      Houston Industries Incorporated  ........    12,000      320,244
      PECO Energy Company  ....................    14,000      339,500
      Southern Company (The)  .................    13,000      336,375
      Unicom Corporation  .....................    24,000      738,000
        Total .................................              1,992,519

     Electronic and Other Electric Equipment - 2.50%
      Emerson Electric Co.  ...................    12,500      705,463
      Intel Corporation  ......................     4,000      280,872
      U. S. Industries, Inc.  .................    23,500      707,937
        Total .................................              1,694,272

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Food and Kindred Products - 5.53%
      Beringer Wine Estates
        Holdings, Inc.,........................    12,500  $   476,562
      CPC International Inc.  .................     4,500      486,000
      ConAgra, Inc.  ..........................    11,800      387,182
      General Mills, Inc.  ....................     8,000      573,000
      Heinz (H. J.) Company  ..................    12,000      609,744
      Hormel Foods Corporation  ...............    20,000      655,000
      Ralston Purina Co.  .....................     6,000      557,622
        Total .................................              3,745,110

     General Merchandise Stores - 2.07%
      Penney (J.C.) Company, Inc.  ............    13,500      814,212
      Wal-Mart Stores, Inc.  ..................    15,000      591,555
        Total .................................              1,405,767

     Health Services - 0.96%
      Tenet Healthcare Corporation*  ..........    19,600      649,250

     Holding and Other Investment Offices - 2.22%
      Equity Office Properties Trust  .........    20,000      631,240
      LTC Properties, Inc.  ...................    18,000      373,500
      National Health Investors, Inc.  ........    12,000      502,500
        Total .................................              1,507,240

     Industrial Machinery and Equipment - 1.02%
      Deere & Company  ........................     6,000      349,872
      Parker Hannifin Corporation  ............     7,400      339,475
        Total .................................                689,347

     Instruments and Related Products - 0.64%
      St. Jude Medical, Inc.*  ................    14,200      433,100

     Insurance Carriers - 1.59%
      Chubb Corporation (The)  ................     9,200      695,750
      Hartford Financial Services Group Inc. (The)  4,100      383,604
        Total .................................              1,079,354

     Metal Mining - 0.45%
      Homestake Mining Company  ...............    34,000      301,750

     Miscellaneous Retail - 1.56%
      Costco Companies, Inc.*  ................    15,000      668,895
      Paper Warehouse, Inc.*  .................    50,000      390,600
        Total .................................              1,059,495

     Nondepository Institutions - 0.89%
      Freddie Mac  ............................    14,400      603,893

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1997
                                                   Shares        Value

     COMMON STOCKS (Continued)
     Oil and Gas Extraction - 2.48%
      Anadarko Petroleum Corporation  .........     9,300  $   564,389
      Noble Affiliates, Inc.  .................     8,500      299,625
      Santa Fe International Corp.  ...........     9,000      365,625
      Schlumberger Limited  ...................     5,600      450,800
        Total .................................              1,680,439

     Paper and Allied Products - 1.42%
      Champion International Corporation  .....    10,800      489,370
      Union Camp Corporation  .................     8,800      472,445
        Total .................................                961,815

     Petroleum and Coal Products - 3.62%
      British Petroleum Company p.l.c.
        (The), ADR ............................     5,000      398,435
      Mobil Corporation  ......................     9,600      692,995
      Royal Dutch Petroleum Company  ..........    15,400      834,480
      Tosco Corporation  ......................    14,000      529,368
        Total .................................              2,455,278

     Primary Metal Industries - 0.54%
      British Steel plc, ADR  .................    17,000      364,429

     Printing and Publishing - 4.23%
      Gannett Co., Inc.  ......................    12,000      741,744
      McGraw-Hill Companies, Inc. (The)  ......     5,200      384,800
      Meredith Corporation  ...................    20,000      713,740
      New York Times Company (The), Class A  ..     9,200      608,350
      Viacom Inc., Class B*  ..................    10,000      414,370
        Total .................................              2,863,004

     Railroad Transportation - 1.60%
      Burlington Northern Santa Fe Corporation      6,300      585,503
      Union Pacific Corporation  ..............     8,000      499,496
        Total .................................              1,084,999

     Stone, Clay, and Glass Products - 1.08%
      USG Corporation*  .......................    15,000      735,000

     Transportation Equipment - 2.75%
      Chrysler Corporation  ...................    15,700      552,436
      Echlin Inc.  ............................    17,000      615,179
      TRW Inc.  ...............................    13,000      693,875
        Total .................................              1,861,490

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1997
                                                   Shares        Value

     COMMON STOCKS (Continued)
     Transportation Services - 1.08%
      Dial Corporation (The)  .................    35,000  $   729,505

     Wholesale Trade -- Durable Goods - 0.84%
      Motorola, Inc.  .........................    10,000      570,620

     TOTAL COMMON STOCKS - 57.67%                          $39,072,862
      (Cost: $32,729,412)

     PREFERRED STOCK - 0.89%
     Communication
      Telebras S.A., ADR, Convertible  ........     5,200   $  605,473
      (Cost: $494,927)

                                                Principal
                                                Amount in
                                                Thousands

     CORPORATE DEBT SECURITIES
     Building Materials and Garden Supplies - 0.78%
      Home Depot, Inc. (The), Convertible,
        3.25%, 10-1-2001 ......................    $  400      525,500

     Electronic and Other Electric Equipment - 0.51%
      Cooper Industries, Inc.,
        6.0%, 1-1-99 (Exchangeable) ...........       257      346,750

     Nondepository Institutions - 1.48%
      National Rural Utilities Cooperative Finance Corp.,
        6.1%, 12-22-2000 ......................     1,000    1,001,250

     Oil and Gas Extraction - 0.37%
      Enron Corp.,
        6.25%, 12-13-98 (Exchangeable) ........       261      247,500

     Security and Commodity Brokers - 0.60%
      Salomon Inc.,
        7.625%, 5-15-99 (Exchangeable) ........       266      410,000

     TOTAL CORPORATE DEBT SECURITIES - 3.74%               $ 2,531,000
      (Cost: $2,183,750)

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BALANCED PORTFOLIO
     DECEMBER 31, 1997
                                                Principal
                                                Amount in
                                                Thousands        Value
     UNITED STATES GOVERNMENT SECURITIES
      Federal National Mortgage Association,
        7.0%, 9-1-2025 ........................    $4,033  $ 4,061,977
      United States Treasury:
        5.5%, 2-28-99 .........................     1,000      998,440
        6.875%, 8-31-99 .......................       250      254,687
        7.75%, 11-30-99 .......................     1,500    1,555,545
        7.125%, 2-29-2000 .....................       500      514,455
        5.25%, 1-31-2001 ......................     2,000    1,975,620
        6.375%, 8-15-2002 .....................     1,100    1,128,358
        7.5%, 2-15-2005 .......................     2,250    2,472,885
        6.25%, 8-15-2023 ......................       250      257,500
        6.75%, 8-15-2026 ......................     3,000    3,302,820

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 24.38%    $16,522,287
      (Cost: $15,970,311)

     SHORT-TERM SECURITIES
     Commercial Paper
      Fabricated Metal Products - 0.32%
      Danaher Corporation,
        5.7227%, Master Note ..................       216      216,000

      Food and Kindred Products - 1.93%
      General Mills, Inc.,
        5.5777%, Master Note ..................     1,311    1,311,000

      General Merchandise Stores - 3.78%
      May Department Stores Company (The),
        5.74%, 1-12-98 ........................     2,565    2,560,501

      Petroleum and Coal Products - 6.44%
      BP America Inc.,
        5.9%, 1-21-98 .........................     4,375    4,360,660

      Textile Mill Products - 1.19%
      Sara Lee Corporation,
        5.5727%, Master Note ..................       810      810,000

     TOTAL SHORT-TERM SECURITIES - 13.66%                  $ 9,258,161
      (Cost: $9,258,161)

     TOTAL INVESTMENT SECURITIES - 100.34%                 $67,989,783
      (Cost: $60,636,561)

     LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.34%)      (231,047)

     NET ASSETS - 100.00%                                  $67,758,736

               See Notes to Schedules of Investments on pages 84 - 87.

     ASSET STRATEGY PORTFOLIO
     MANAGERS' LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Asset Strategy Portfolio for the fiscal year ended December 31, 1997. The discussion, graphs and tables contained in this report will provide you with information regarding the Portfolio's performance during that period.

     Relatively strong economic growth during much of the year, low inflation and a large flow of money into U.S. equity mutual funds positively impacted the market in 1997. Uncertainty regarding Federal Reserve policy injected some volatility into the market. Late in the year, a currency crisis in Southeast Asia attracted most of the market's attention, as investors assessed the chances of a short-term solution and the impact of the crisis on Asian demand for U.S. products.

     Early in the year, the Portfolio switched from having one manager to having two managers; one to focus on equity investments and one to concentrate on fixed income investments. In July, the shareholders voted to remove the restrictions regarding the maximum percentage of the Portfolio's assets that were permitted to be invested in stocks and bonds. Following the change of managers, the Portfolio's exposure to stocks was greatly increased based upon the expectation that the equity market would outperform the other asset classes in 1997. In late October, equity exposure was reduced and cash was increased to reflect our concerns regarding stock valuations and anticipated lower profit growth. On the fixed income side, we reduced the Portfolio's longer-term Treasury bond holdings and replaced them with lower-rated domestic and foreign bonds (including those in emerging markets) with shorter maturities and higher yields in an effort to generate income and to protect against interest rate increases.

     The strategies and techniques we applied resulted in the Portfolio's overall performance, and the performance of its holdings in the various categories of securities in which the Portfolio invests, remaining below that of the S&P 500 Index, but above the other indexes charted on the following page. The S&P 500 Index reflects the performance of securities that generally represent the stock market. The other indexes reflect the performance of one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit) and the bond market (the Salomon Brothers Broad Investment Grade Bond Index). A variety of indexes is presented because the Portfolio invests in stocks, bonds and other instruments. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report to reflect the performance of the bond market, instead of the Lehman Brothers Aggregate Bond Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented in this year's Annual Report for comparison purposes.

     The Asian crisis should continue to be the market focal point until Japan, South Korea and the Southeast Asian nations make economic policy moves that are acceptable to the International Monetary Fund, the U.S. and other major economic powers and investors. It is now possible that the Federal Reserve may lower interest rates in order to boost Asian currencies. It is widely expected that domestic economic growth will be lower in 1998 than originally projected as a result of the Asian problem. Uncertainty regarding the resolution of the Asian crisis, the shift to a single European currency and slower U.S. growth promise to create a substantial volatility in the market in 1998. In light of anticipated conditions, we are maintaining our equity exposure between 30% and 40% of total assets and searching for fixed income investment opportunities with shorter durations and in higher-yielding emerging markets.

     Thank you for your continued confidence.

     Respectfully,



     Michael L. Avery
     Daniel J. Vrabac
     Managers, Asset Strategy Portfolio

               Comparison of Change in Value of $10,000 Investment in
                        TMK/United Asset Strategy Portfolio,
                                 The S&P 500 Index,
                      The Lehman Brothers Aggregate Bond Index,
                The Salomon Brothers Broad Investment Grade Index and
      The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit

                                                                       Salomon
                                                           Salomon    Brothers
                               TMK/               Lehman  Brothers  Short-Term
                             United             Brothers     Broad       Index
                              Asset       S&P  AggregateInvestment for 1 month
                           Strategy       500       Bond     GradeCertificates
                          Portfolio     Index      Index     Index  of Deposit
                          --------- --------- ----------  --------  ----------
          05/01/95Purchase  $10,000   $10,000    $10,000   $10,000     $10,000
          12/31/95           10,180    12,179     11,123    11,130      10,401
          12/31/96           10,795    14,975     11,525    11,533      10,976
          12/31/97           12,307    19,961     12,641    12,644      11,599



      ====TMK/United Asset Strategy Portfolio* -- $12,307
      ++++   S&P 500 Index**  -- $19,961
      ****Lehman Brothers Aggregate Bond Index**  --  $12,641
      ....Salomon Brothers Broad Investment Grade Index**  --  $12,644
      *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit** -- $11,599

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1995.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         14.01%
     2+ Years Ended
        12/31/97++       8.08%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-1-95 (the initial offering date) through 12-31-97.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS
     Agricultural Production -- Crops - 1.03%
      Dole Food Company, Inc.  ................     2,200     $  100,650

     Apparel and Accessory Stores - 1.71%
      Payless ShoeSource, Inc.*  ..............     2,500        167,813

     Business Services - 3.90%
      BISYS Group, Inc. (The)*  ...............     2,200         73,425
      BMC Software, Inc.*  ....................     2,700        177,017
      Intuit Inc.*  ...........................     3,200        132,199
        Total .................................                  382,641

     Chemicals and Allied Products - 2.65%
      Warner-Lambert Company  .................     2,100        260,400

     Depository Institutions - 6.40%
      BankAmerica Corporation*  ...............     2,000        146,000
      Norwest Corporation  ....................     4,600        177,675
      U. S. Bancorp  ..........................       900        100,744
      Wells Fargo & Company  ..................       600        203,662
        Total .................................                  628,081

     Electric, Gas and Sanitary Services - 1.64%
      Duke Energy Corp.  ......................     2,900        160,587

     Food and Kindred Products - 0.55%
      CPC International Inc.  .................       500         54,000

     General Merchandise Stores - 1.17%
      Wal-Mart Stores, Inc.  ..................     2,900        114,367

     Health Services - 0.80%
      Centennial HealthCare Corporation*  .....     3,500         78,967

     Miscellaneous Retail - 1.41%
      Costco Companies, Inc.*  ................     3,100        138,238

     Oil and Gas Extraction - 1.28%
      Tom Brown, Inc.*  .......................     6,500        125,937

     Personal Services - 1.70%
      Equity Corporation International*  ......     7,200        166,500

     Petroleum and Coal Products - 4.19%
      British Petroleum Company p.l.c.
        (The), ADR ............................     2,500        199,218
      Royal Dutch Petroleum Company  ..........     3,900        211,329
        Total .................................                  410,547

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     DECEMBER 31, 1997

                                                   Shares        Value

     COMMON STOCKS (Continued)
     Transportation Equipment - 0.86%
      Chrysler Corporation   ..................     2,400     $   84,449

     Wholesale Trade - Nondurable Goods - 1.07%
      Fresh Del Monte Produce N.V.*  ..........     7,200        105,300

     TOTAL COMMON STOCKS - 30.36%                             $2,978,477
      (Cost: $2,704,013)
                                                Principal
                                                Amount in
                                                Thousands
     CORPORATE DEBT SECURITIES
     Chemicals and Allied Products - 2.02%
      BOC Group, Inc., (The)
        5.875%, 1-29-2001 .....................      $200        197,800

     Communication - 0.99%
      Comtel Brasileira Ltd.,
        10.75%, 9-26-2004 (B) .................       100         97,000

     Depository Institutions - 4.06%
      Banco de Inversion y Comercio
        Exterior S.A.,
        9.375%, 12-27-2000 (B) ................       200        199,000
      Banco Nacional de Comercio Exterior, S.N.C.,
        7.5%, 7-1-2000 ........................       200        199,500
        Total .................................                  398,500

     Electric, Gas and Sanitary Services - 1.95%
      Companhia Paranaense de Energia-COPEL,
        9.75%, 5-2-2005 (B)....................       200        191,500

     Food and Kindred Products - 3.48%
      JG Summit Holdings, Inc.,
        8.0%, 5-6-2002 (B) ....................       200        159,000
      Cervejarias Kaiser S.A.,
        8.875%, 9-26-2005 (B) .................       200        182,000
        Total .................................                  341,000

     Industrial Machinery and Equipment - 2.05%
      Tyco International Ltd.,
        6.5%, 11-1-2001 .......................       200        201,106

     Textile Mill Products - 0.46%
      Polysindo International Finance Company B.V.,
        13.0%, 6-15-2001 ......................        50         45,500

     TOTAL CORPORATE DEBT SECURITIES - 15.01%                 $1,472,406
      (Cost: $1,531,334)

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     OTHER GOVERNMENT SECURITY - 2.07%
     Argentina
      Republic of Argentina (The),
        9.25%, 2-23-2001 ......................    $  200     $  203,300
      (Cost: $201,617)

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Banks:
        7.0%, 6-30-2005 .......................       200        199,656
        7.275%, 3-20-2006 .....................       250        250,077
        7.17%, 8-20-2007 ......................       200        200,000
        6.5%, 2-15-2023 .......................     1,873        372,784
      United States Treasury:
        7.25%, 2-15-98 ........................        60         60,103
        7.125%, 2-29-2000 .....................        60         61,735
        7.5%, 2-15-2005 .......................       130        142,878
        6.25%, 2-15-2007 ......................       400        412,748

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 17.33%       $1,699,981
      (Cost: $1,728,492)

     SHORT-TERM SECURITIES
     Commercial Paper
      Depository Institutions - 5.07%
      J.P. Morgan & Co. Incorporated,
      5.8%, 2-5-98  ...........................       500        497,181

      Electric, Gas and Sanitary Services - 5.68%
      Companhia Paranaense de Energia- COPEL,
        0.0%, 3-24-98 .........................       100         98,003
      Northern Illinois Gas Co.,
        5.75%, 1-21-98 ........................       460        458,530
        Total .................................                  556,533

      Fabricated Metal Products - 4.78%
      Danaher Corporation,
        5.7227%, Master Note ..................       469        469,000

      Food and Kindred Products - 3.29%
      General Mills, Inc.,
        5.5777%, Master Note ..................       323        323,000

      General Merchandise Stores - 4.58%
      May Department Stores Company (The),
        5.74%, 1-12-98 ........................       450        449,211

      Insurance Carriers - 4.06%
      USAA Capital Corp.,
        5.8%, 1-29-98 .........................       400        398,195

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value
     SHORT-TERM SECURITIES (Continued)
     Commercial Paper (Continued)
      Security and Commodity Brokers - 4.07%
      Merrill Lynch & Co. Inc.,
        5.84%, 1-16-98 ........................      $400    $   399,027

      Textile Mill Products - 2.79%
      Sara Lee Corporation,
        5.5727%, Master Note ..................       274        274,000

     TOTAL SHORT-TERM SECURITIES - 34.32%                     $3,366,147
      (Cost: $3,366,147)

     TOTAL INVESTMENT SECURITIES - 99.09%                     $9,720,311
      (Cost: $9,531,603)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.91%            89,189

     NET ASSETS - 100.00%                                     $9,809,500


               See Notes to Schedules of Investments on pages 84 - 87.

     MONEY MARKET PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report covers the operation of the Money Market Portfolio for the fiscal year ended December 31, 1997. The following discussion and tables provide you with information regarding the Portfolio's performance during that period.

     In the first quarter of 1997, the Federal Reserve raised short-term interest rates slightly. This was in response to perceived inflationary pressure due to tightening labor markets.

     During 1997, the Portfolio maintained its position in floating rate securities which adjust to changes in short-term interest rates and reset at, or slightly above, current market rates at frequent intervals. We also extended the maturities on a small portion of the Portfolio's holdings to take advantage of the higher rates on instruments with longer maturities.

     We anticipate continued moderate economic growth in 1998. The inflationary pressures that the Federal Reserve anticipated at the beginning of 1997 have not materialized and a tightening by the Federal Reserve no longer seems imminent. The short-term yield curve has flattened in anticipation of a slower economy and a possible easing of monetary policy by the Federal Reserve. In response, we plan to begin extending maturities to lock in higher yields on a portion of the Portfolio's holdings.

     Thank you very much for your continued support and confidence.



     Respectfully,
     Richard K. Poettgen
     Manager, Money Market Portfolio

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     BANK OBLIGATIONS
     Certificates of Deposit
      Domestic _ 2.31%
      Morgan Guaranty Trust Company of New York,
        5.8%, 7-28-98 .........................    $1,000  $   998,973

      Yankee _ 4.61%
      Canadian Imperial Bank of Commerce,
        5.95%, 6-29-98 ........................     1,000      998,809
      Societe Generale - New York,
        5.85%, 3-3-98 .........................     1,000      999,458
        Total .................................              1,998,267

     Total Certificates of Deposit _ 6.92%                   2,997,240

     Commercial Paper - 3.23%
      Deutsche Bank Financial Inc.,
        5.84%, 1-6-98 .........................     1,400    1,398,864

     TOTAL BANK OBLIGATIONS _ 10.15%                       $ 4,396,104
      (Cost: $4,396,104)

     CORPORATE OBLIGATIONS
     Commercial Paper
      Chemicals and Allied Products _ 9.97%
      Abbott Laboratories,
        5.77%, 1-14-98 ........................     1,500    1,496,875
      BOC Group Inc.,
        5.6%, 2-13-98 .........................     1,335    1,326,070
      PPG Industries, Inc.,
        5.63%, 1-29-98 ........................     1,500    1,493,432
        Total .................................              4,316,377

      Communication - 4.15%
      BellSouth Telecommunications Inc.,
        5.95%, 1-7-98 .........................     1,800    1,798,215

      Electric, Gas and Sanitary Services _ 12.11%
      Bay State Gas Co.,
        5.62%, 1-5-98 .........................     1,555    1,554,029
      Florida Power Corp.,
        5.8%, 1-6-98 ..........................     1,360    1,358,904
      Northern Illinois Gas Co.,
        5.52%, 1-9-98 .........................     1,400    1,398,283
      Questar Corp.,
        5.72%, 1-20-98 ........................       935      932,177
        Total .................................              5,243,393

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE OBLIGATIONS (Continued)
     Commercial Paper (Continued)
      Fabricated Metal Products - 3.75%
      Danaher Corporation,
        5.7227%, Master Note ..................    $1,625 $  1,625,000

      Food and Kindred Products _ 7.01%
      General Mills, Inc.,
        5.5777%, Master Note ..................     1,542    1,542,000
      Seagram (Joseph E.) & Sons Inc.,
        5.9%, 1-20-98 .........................     1,500    1,495,329
        Total .................................              3,037,329

      General Merchandise Stores - 1.27%
      Dillard Investment Co. Inc.,
        5.7%, 1-27-98 .........................       550      547,736

      Industrial Machinery and Equipment - 6.74%
      Hewlett-Packard Co.,
        5.95%, 1-21-98 ........................     1,500    1,495,042
      Minnesota Mining and Manufacturing Co.,
        5.8%, 1-9-98 ..........................     1,425    1,423,163
        Total .................................              2,918,205

      Insurance Carriers - 2.39%
      USAA Capital Corp.,
        5.72%, 2-3-98 .........................     1,040    1,034,547

      Metal Mining _ 3.45%
      BHP Finance (USA) Inc.,
        5.71%, 2-4-98 .........................     1,500    1,491,911

      Nondepository Institutions _ 3.45%
      Caterpillar Financial Services Corp.,
        5.93%, 1-23-98 ........................     1,500    1,494,564

      Personal Services - 3.69%
      Block Financial Corp.,
        5.82%, 2-19-98 ........................     1,610    1,597,246

      Textile Mill Products - 4.15%
      Sara Lee Corp.,
        5.5727%, Master Note ..................     1,797    1,797,000

     Total Commercial Paper _ 62.13%                        26,901,523

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE OBLIGATIONS (Continued)
     Notes
      Auto Repair, Services and Parking - 2.31%
      PHH Corporation,
        5.9314%, 6-24-98 ......................   $ 1,000 $  1,000,000

      Electric, Gas and Sanitary Services _ 4.63%
      Baltimore Gas and Electric Company,
        5.8089%, 3-2-98 .......................     1,000    1,000,000
      PacifiCorp,
        8.75%, 2-12-98 ........................     1,000    1,003,319
        Total .................................              2,003,319

      Food and Kindred Products _ 2.31%
      PepsiCo Inc.,
        6.125%, 1-15-98 .......................     1,000    1,000,180

      Security and Commodity Brokers - 3.46%
      Merrill Lynch & Co., Inc.,
        5.9288%, 2-27-98 ......................     1,500    1,500,011

     Total Notes _ 12.71%                                    5,503,510

     TOTAL CORPORATE OBLIGATIONS _ 74.84%                  $32,405,033
      (Cost: $32,405,033)

     MUNICIPAL OBLIGATIONS
     New Jersey _ 0.61%
      New Jersey Economic Development Authority,
        Federally Taxable Variable Rate Demand/
        Fixed Rate Revenue Bonds (The Morey
        Organization, Inc. Project), Series of 1997
        (CoreStates Bank, N.A.),(#)
        5.9%, 1-7-98 ..........................       265      265,000

     Pennsylvania _ 4.13%
      Schuylkill County Industrial Development
        Authority, Commercial Development Revenue
        Bonds (Midway Supermarket, Inc. Project),
        Taxable Series of 1995 (CoreStates Bank, N.A.),
        5.9%, 1-7-98 ..........................     1,590    1,590,000
      Montgomery County Industrial Development
        Authority, Taxable Fixed Rate/Variable
        Rate Demand Revenue Bonds (410 Horsham
        Associates Project), Series of 1995
        (CoreStates Bank, N.A.),
        5.9%, 1-7-98 ..........................       200      200,000
        Total .................................              1,790,000

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value
     MUNICIPAL OBLIGATIONS (Continued)
     Texas _ 4.61%
      Gulf Coast Waste Disposal Authority, Pollution
        Control Revenue Bonds (Amoco Oil Company
        Project), Taxable Series 1995,
        5.64%, 1-12-98 ........................   $ 1,000  $ 1,000,000
      Metrocrest Hospital Authority, Series 1989A
        (The Bank of New York),
        5.6376%, 2-3-98........................     1,000      994,832
        Total .................................              1,994,832

     TOTAL MUNICIPAL OBLIGATIONS _ 9.35%                   $ 4,049,832
      (Cost: $4,049,832)

     UNITED STATES GOVERNMENT OBLIGATION - 2.31%
      Student Loan Marketing Association,
        5.729%, 2-17-98........................     1,000  $ 1,000,000
      (Cost: $1,000,000)

     TOTAL INVESTMENT SECURITIES _ 96.65%                  $41,850,969
      (Cost: $41,850,969)

     CASH AND OTHER ASSETS, NET OF LIABILITIES _ 3.35%       1,449,180

     NET ASSETS - 100.00%                                  $43,300,149


               See Notes to Schedules of Investments on pages 84 - 87.

     LIMITED-TERM BOND PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Limited-Term Bond Portfolio for the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     The U.S. economy experienced another year of moderate inflation in 1997, despite a seventh year of expansion and a twenty-four year low unemployment rate. A combination of factors helped restrain inflation, including high business investment, increased competition from imports and increased labor productivity. Inflation continues to trend lower and is at its smallest rate of increase since the mid 1960s. Low inflation contributed substantially to the excellent performance of fixed income investments last year.

     Our investment strategy was to maintain a longer duration than our benchmark index in order to more fully participate in the appreciation of bond prices resulting from lower interest rates. We have also overweighted mortgage-backed securities and corporate bonds in order to increase the Portfolio's yield.

     The strategies and techniques we applied resulted in the Portfolio's performance remaining slightly below the Salomon Brothers Treasury/Government-Sponsored/Corporate 1-5 Year Index charted on the following page. That index reflects the performance of securities that generally represent the short-maturity sector of the bond market. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report to reflect the performance of the short-maturity sector of the bond market, instead of the Lehman Brothers Mutual Fund Short Investment Grade Debt Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes.

     Economic growth is widely expected to slow in 1998, due in large part to the problems in Asia. The full effects of the currency devaluations, resulting banking problems and slower economic growth in Asia have yet to be seen, but are sure to dampen U.S. export growth. In addition, lower priced imports from the area should restrain inflationary pressures. The continuing sharp drop in the prices of gold, oil and many industrial commodities are fully consistent with slowing global growth and downward pressures on inflation. Given these trends, there is a negligible chance that the Federal Reserve will decide to raise interest rates in the near run. The next move in rates is likely to be down, although no such action should occur before economic growth slows markedly. On balance, we feel the economy remains on track with somewhat slower growth and continuing low inflation. This is positive for the fixed income markets long-term; however, a period of consolidation and volatility lies ahead as international developments unfold. We expect to continue our strategy of seeking relative value opportunities in securities offering superior yield characteristics. Over the near term we will maintain a neutral duration with the intention of lengthening maturity as market conditions warrant.

     Thank you very much for your continued support and confidence.



     Respectfully,
     W. Patrick Sterner
     Manager, Limited-Term Bond Portfolio

               Comparison of Change in Value of $10,000 Investment in
                       TMK/United Limited-Term Bond Portfolio,
      The Lehman Brothers Mutual Fund Short Investment Grade Debt Index and The
      Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year Index

                                                               Salomon
                                                              Brothers
                                                 Lehman      Treasury/
                              TMK/United       Brothers     Government
                            Limited-Term       MF Short     Sponsored/
                                    Bond      Inv Grade      Corporate
                               Portfolio     Debt Index   1-5 Yr Index
                               ---------    -----------   ------------
          05/03/94  Purchase     $10,000        $10,000        $10,000
          12/31/94                10,026         10,142         10,105
          12/31/95                11,458         11,605         11,404
          12/31/96                11,892         12,200         11,938
          12/31/97                12,707         13,086         12,791


     +++++ TMK/United Limited-Term Bond Portfolio* -- $12,707
     ----- Lehman Bros MF Short Inv Grade Debt Index** -- $13,086
     ..... Salomon Brothers Treasury/Government Sponsored/Corporate 1 - 5 Year
     Index** -- $12,791

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions..
       **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of April 30, 1994.


              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         6.85%
     3+ Years Ended
        12/31/97++       6.75%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
       ++5-3-94 (the initial offering date) through 12-31-97.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES
     Chemicals and Allied Products - 6.71%
      American Home Products Corporation,
        7.7%, 2-15-2000 .......................      $100   $  102,937
      ICI Wilmington, Inc.,
        9.5%, 11-15-2000 ......................        75       81,187
      Praxair, Inc.,
        6.7%, 4-15-2001 .......................       100      101,322
        Total .................................                285,446

     Depository Institutions - 9.77%
      Ahmanson (H.F.),
        6.35%, 9-1-98 .........................       100      100,177
      BankAmerica Corporation,
        9.7%, 8-1-2000 ........................       100      108,078
      NationsBank Corporation,
        5.125%, 9-15-98 .......................       100       99,442
      Wells Fargo & Company,
        8.375%, 5-15-2002 .....................       100      107,764
        Total .................................                415,461

     Electric, Gas and Sanitary Services - 2.38%
      UtiliCorp United,
        6.875%, 10-1-2004 .....................       100      101,391

     Electronic and Other Electric Equipment - 2.46%
      Black & Decker Corp.,
        7.5%, 4-1-2003 ........................       100      104,416

     Furniture and Fixtures - 2.37%
      Masco Corporation,
        6.625%, 9-15-99 .......................       100      100,648

     General Merchandise Stores - 2.37%
      Sears, Roebuck and Co.,
        9.25%, 4-15-98 ........................       100      100,838

     Instruments and Related Products - 4.52%
      Baxter International Inc.,
        7.625%, 11-15-2002 ....................       100      105,497
      Polaroid Corporation,
        8.0%, 3-15-99 .........................        85       86,591
        Total .................................                192,088

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Nondepository Institutions - 8.46%
      Associates Corporation of North America,
        7.875%, 9-30-2001 .....................      $100   $  105,415
      Ford Motor Credit Company,
        8.0%, 1-15-99 .........................       150      152,753
      General Motors Acceptance Corporation,
        7.75%, 1-15-99 ........................       100      101,570
        Total .................................                359,738

     Paper and Allied Products - 2.39%
      International Paper Company,
        6.875%, 7-10-2000 .....................       100      101,461

     Petroleum and Coal Products - 3.75%
      Chevron Corporation,
        8.11%, 12-1-2004 ......................       100      106,717
      Texaco Capital Inc.,
        9.0%, 12-15-99 ........................        50       52,540
        Total .................................                159,257

     Railroad Transportation - 2.48%
      Union Pacific Corporation,
        7.875%, 2-15-2002 .....................       100      105,295

     Security and Commodity Brokers - 2.43%
      Salomon Inc.,
        7.75%, 5-15-2000 ......................       100      103,197

     Textile Mill Products - 2.40%
      Fruit of the Loom, Inc.,
        7.875%, 10-15-99 ......................       100      102,242

     Transportation by Air - 2.41%
      Federal Express Corporation,
        10.0%, 9-1-98 .........................       100      102,576

     Wholesale Trade -- Durable Goods - 2.46%
      Westinghouse Electric Corporation,
        8.875%, 6-1-2001 ......................       100      104,772

     TOTAL CORPORATE DEBT SECURITIES - 57.36%               $2,438,826
      (Cost: $2,408,058)


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation,
        7.0%, 5-15-2005 .......................      $100   $  101,343
      Federal National Mortgage Association:
        6.0%, 11-1-2000 .......................        61       60,067
        7.27%, 4-24-2003 ......................       100      100,187
        7.95%, 3-7-2005 .......................       100      103,828
        7.15%, 9-21-2005 ......................       100      100,281
        7.5%, 11-15-2006 ......................       100      101,969
        6.5%, 12-1-2010 .......................        89       89,483
        6.0%, 1-1-2011 ........................        82       81,006
        6.5%, 2-1-2011 ........................        85       85,048
        7.0%, 5-1-2011 ........................        86       87,267
        7.0%, 7-1-2011 ........................        87       88,332
        7.0%, 9-1-2012 ........................        98       99,755
        6.0%, 9-25-2014 .......................        79       78,399
        11.0%, 10-1-2020 ......................        26       30,085
        7.0%, 4-1-2026 ........................        93       93,476
      Government National Mortgage Association,
        7.0%, 9-15-2008 .......................        61       61,572

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.03%     $1,362,098
      (Cost: $1,350,153)

     SHORT-TERM SECURITIES
     Commercial Paper
      Fabricated Metal Products - 3.03%
      Danaher Corporation,
        5.7227%, Master Note ..................       129      129,000

      Food and Kindred Products - 1.91%
      General Mills, Inc.,
        5.5777%, Master Note ..................        81       81,000

      Textile Mill Products - 3.95%
      Sara Lee Corporation,
        5.5727%, Master Note ..................       168      168,000

     TOTAL SHORT-TERM SECURITIES - 8.89%                    $  378,000
      (Cost: $378,000)

     TOTAL INVESTMENT SECURITIES - 98.28%                   $4,178,924
      (Cost: $4,136,211)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.72%          73,183

     NET ASSETS - 100.00%                                   $4,252,107


               See Notes to Schedules of Investments on pages 84 - 87.

     BOND PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the Bond Portfolio for the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     Interest rates declined materially in 1997, rising in the first quarter and declining for most of the rest of the year. The overall decline in rates for the year was attributable to a significant decline in inflation in the U.S. and financial problems in Asia, as foreign investors sought a safe haven for their capital in a rising U.S. Dollar Treasury Bond. Corporate bonds performed well. Corporate cash flows were healthy and, with rising stock prices and lower interest rates, many corporations tendered for existing debt and substituted lower yield debt or issued equity, both of which improved credit quality and compressed the spread between corporate and Treasury debt.

     The Portfolio maintained an above average weighting in corporate bonds relative to its peers and relevant indexes. These holdings, and an interest rate sensitivity higher than its peers in a declining interest rate market, helped the Portfolio's relative performance. One technique that we continued is the use of so-called putable bonds (bonds that give the owner the right to sell them back to the issuing corporation at a stated time prior to maturity). This has the effect of increasing the sensitivity of bond prices to declining interest rates, and conversely muting a bond's sensitivity to increasing rates. During periods in which rates are more volatile, the "imbedded option" in these bonds becomes more valuable.

     The strategies and techniques we applied resulted in the Portfolio's performance remaining fairly consistent with the Salomon Brothers Broad Investment Grade Bond Index charted on the following page. That index reflects the performance of securities that generally represent the bond market. The Portfolio's low exposure to Asian bonds aided relative performance late in the year. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report to reflect the performance of the bond market, instead of the Lehman Brothers Government/Corporate Bond Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes.

     We expect several factors to favorably affect the Portfolio's near-term performance. The Asian financial crisis should slow the U.S. economy. This, in turn, should dampen any inflationary pressure, which could encourage the Federal Reserve to ease short-term interest rates. The extent to which interest rates will decline depends on how the Asian crisis plays out. With respect to less extraordinary factors, such as U.S. fiscal policy and world commodity prices, the government seems to be on a route toward a balanced budget and commodity disruptions, like oil embargoes, do not appear imminent. Only the overhang of longer-term fiscal problems like Social Security funding and Medicare financing seems to be keeping rates from falling to a "normal" relationship to very low levels of inflation. Given our outlook for a slowing economy, we intend to further increase the average credit quality of the Portfolio, maintain a longer than normal sensitivity to interest rates, and maintain a relatively liquid portfolio of corporate bonds. We will keep a close eye on opportunities abroad as the disruptions in the Far East may present opportunities for higher yield and greater total return.

     Thank you very much for your continued support and confidence.



     Respectfully,
     James C. Cusser
     Manager, Bond Portfolio

               Comparison of Change in Value of $10,000 Investment in
                             TMK/United Bond Portfolio,
               The Lehman Brothers Government/Corporate Bond Index and
                  The Salomon Brothers Broad Investment Grade Index

                                                 Lehman
                                               Brothers        Salomon
                                            Government/       Brothers
                              TMK/United      Corporate          Broad
                                    Bond           Bond     Investment
                               Portfolio          Index    Grade Index
                              ----------    -----------    -----------
          12/31/87  Purchase     $10,000        $10,000        $10,000
          12/31/88                10,760         10,759         10,799
          12/31/89                12,033         12,290         12,358
          12/31/90                12,880         13,309         13,482
          12/31/91                14,965         15,455         15,635
          12/31/92                16,113         16,625         16,821
          12/31/93                18,104         18,464         18,485
          12/31/94                17,036         17,816         17,959
          12/31/95                20,537         21,244         21,291
          12/31/96                21,241         21,861         22,061
          12/31/97                23,317         23,994         24,184

     +++++ TMK/United Bond Portfolio* -- $23,317
     ----- Lehman Bros Gov't/Corp Bond Index -- $23,994
     ..... The Salomon Brothers Broad Investment Grade Index -- $24,184

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         9.77%
     5 Years Ended
        12/31/97         7.57%
     10 Years Ended
        12/31/97         8.83%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1997
                                                Principal
                                                Amount in
                                                Thousands        Value
     CORPORATE DEBT SECURITIES
     Chemicals and Allied Products - 4.99%
      Dow Capital BV,
        9.0%, 5-15-2010 .......................    $  500  $   591,195
      Dow Chemical Company (The),
        8.55%, 10-15-2009 .....................     1,000    1,153,860
      Procter & Gamble Company (The),
        8.0%, 9-1-2024 ........................     2,000    2,401,740
      Rohm & Haas,
        9.375%, 11-15-2019 ....................       750      818,437
        Total .................................              4,965,232

     Communication - 6.97%
      Bell Telephone Company of Pennsylvania (The),
        8.35%, 12-15-2030 .....................     1,000    1,245,710
      BellSouth Telecommunications, Inc.,
        5.85%, 11-15-2045 .....................     1,000    1,006,450
      Brooks Fiber Properties, Inc.,
        0.0%, 3-1-2006 (F) ....................       250      207,500
      Centel Capital Corporation,
        9.0%, 10-15-2019 ......................     1,000    1,231,260
      Jones Intercable, Inc.,
        9.625%, 3-15-2002 .....................       500      536,250
      Tele-Communications, Inc.,
        6.58%, 2-15-2005 ......................     1,000    1,065,050
      Turner Broadcasting System, Inc.,
        8.375%, 7-1-2013 ......................     1,000    1,122,020
      U S WEST, Inc.,
        8.4%, 9-15-99 .........................       500      518,555
        Total .................................              6,932,795

     Depository Institutions - 10.42%
      AmSouth Bancorporation,
        6.75%, 11-1-2025 ......................     1,500    1,536,945
      Chevy Chase Savings Bank, F.S.B.,
        9.25%, 12-1-2005 ......................       500      515,000
      Citicorp,
        9.5%, 2-1-2002 ........................       500      556,870
      J.P. Morgan & Co. Incorporated,
        7.54%, 1-15-2027 ......................     1,500    1,523,790
      Kansallis-Osake-Pankki,
        10.0%, 5-1-2002 .......................     1,000    1,136,390
      NBD Bank, National Association,
        8.25%, 11-1-2024 ......................     1,000    1,213,900
      NationsBank Corporation,
        8.57%, 11-15-2024 .....................     1,000    1,242,290
      Riggs National Corporation,
        8.5%, 2-1-2006 ........................     1,500    1,573,290


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Depository Institutions (Continued)
      SouthTrust Bank of Alabama, N.A.:
        5.58%, 2-6-2006 .......................    $  500  $   493,130
        7.69%, 5-15-2025 ......................       500      575,850
        Total .................................             10,367,455

     Electric, Gas and Sanitary Services - 6.95%
      Cajun Electric Power Cooperative, Inc.,
        8.92%, 3-15-2019 ......................     1,000    1,077,510
      California Infrastructure and Economic
        Development Bank, Special Purpose
        Trust:
        PG&E-1,
        6.42%, 9-25-2008 ......................       500      505,080
        SCE-1,
        6.38%, 9-25-2008 ......................       750      756,952
      Cleveland Electric Illuminating Co. (The),
        9.5%, 5-15-2005 .......................       678      751,916
      Consolidated Edison Company of New York, Inc.,
        8.05%, 12-15-2027 .....................       500      526,790
      El Paso Electric Company,
        7.25%, 2-1-99 .........................       500      502,345
      Kansas Gas and Electric Company,
        7.6%, 12-15-2003 ......................     1,000    1,056,370
      Niagara Mohawk Power,
        9.5%, 6-1-2000 ........................       500      529,020
      Pacific Gas & Electric Co.,
        6.875%, 12-1-99 .......................       500      501,390
      Pennsylvania Power & Light Co.,
        9.25%, 10-1-2019 ......................       656      709,536
        Total .................................              6,916,909

     Food and Kindred Products - 3.14%
      Anheuser-Busch,
        7.0%, 9-1-2005 ........................       500      508,970
      Coca-Cola Enterprises Inc.,
        0.0%, 6-20-2020 .......................    10,000    2,266,800
      Nabisco, Inc.,
        6.8%, 9-1-2001 ........................       345      351,669
        Total .................................              3,127,439

     Food Stores - 0.54%
      Kroger Co. (The),
        7.65%, 4-15-2007 ......................       500      534,355

     Health Services - 1.03%
      Tenet Healthcare Corporation:
        7.875%, 1-15-2003 .....................       500      506,250
        8.625%, 12-1-2003 .....................       500      521,250
        Total .................................              1,027,500


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Hotels and Other Lodging Places - 1.67%
      Marriott International, Inc.,
        7.875%, 4-15-2005 .....................    $1,000  $ 1,087,990
      RHG Finance Corporation,
        8.875%, 10-1-2005 .....................       500      568,175
        Total .................................              1,656,165

     Instruments and Related Products - 0.76%
      Raytheon Company,
        6.45%, 8-15-2002 ......................       750      753,683

     Insurance Carriers - 0.53%
      Reliance Group Holdings, Inc.,
        9.0%, 11-15-2000 ......................       500      524,170

     Lumber and Wood Products - 0.24%
      Doman Industries Limited,
        8.75%, 3-15-2004 ......................       250      238,750

     Nondepository Institutions - 10.53%
      Associates Corporation of North America,
        7.95%, 2-15-2010 ......................       500      561,255
      CHYPS CBO 1997-1 Ltd.,
        6.72%, 1-15-2010 (B) ..................     1,500    1,451,250
      CWMBS, Inc.,
        6.5%, 4-25-2024 .......................     2,000    1,993,440
      Chrysler Financial Corporation,
        12.75%, 11-1-99 .......................     1,000    1,110,320
      General Electric Capital Corporation,
        8.3%, 9-20-2009 .......................       250      289,045
      General Motors Acceptance Corporation,
        8.875%, 6-1-2010 ......................     1,000    1,193,970
      IMC Home Equity Loan Trust 1997-5 A7,
        6.9%, 1-20-2022 .......................     1,000    1,007,500
      National Rural Utilities Cooperative
        Finance Corp., Series C,
        6.1%, 12-22-2000 ......................       500      500,625
      Residential Asset Securities Corporation,
        Mortgage Pass-Through Certificates,
        1995-KS3 Class D,
        8.0%, 10-25-2024 ......................     1,000    1,042,890
      U S WEST Communications Group, Inc.,
        6.95%, 1-15-2037 ......................       750      772,553
      Westinghouse Electric Corporation,
        8.875%, 6-14-2014 .....................       500      555,410
        Total .................................             10,478,258

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Oil and Gas Extraction - 3.17%
      Anadarko Petroleum Corporation,
        7.25%, 3-15-2025 ......................    $1,000  $ 1,091,440
      Louis Dreyfus Natural Gas Corp.,
        9.25%, 6-15-2004 ......................       500      560,000
      Mitchell Energy & Development Corp.,
        9.25%, 1-15-2002 ......................        27       29,337
      Oryx Energy Company,
        10.0%, 4-1-2001 .......................       400      439,428
      YPF Sociedad Anoima,
        8.0%, 2-15-2004 .......................     1,000    1,032,670
        Total .................................              3,152,875

     Paper and Allied Products - 1.61%
      Boise Cascade Office Products Corporation,
        9.875%, 2-15-2001 .....................       500      518,890
      Canadian Pacific Forest Products Ltd.,
        9.25%, 6-15-2002 ......................     1,000    1,077,220
        Total .................................              1,596,110

     Printing and Publishing - 0.55%
      Viacom International Inc.,
        10.25%, 9-15-2001 .....................       500      550,480

     Security and Commodity Brokers - 1.00%
      Salomon Inc.,
        3.65%, 2-14-2002 ......................     1,000      997,610

     Stone, Clay and Glass Products - 1.61%
      Owens-Corning Fiberglas Corporation,
        8.875%, 6-1-2002 ......................       500      544,065
      Owens-Illinois, Inc.,
        7.85%, 5-15-2004 ......................       500      525,270
      USG Corporation,
        9.25%, 9-15-2001 ......................       500      535,000
        Total .................................              1,604,335

     United States Postal Service - 0.25%
      Postal Square Limited Partnership,
        6.5%, 7-15-2022 .......................       250      250,625

     Wholesale Trade -- Durable Goods- 2.72%
      Fisher Scientific International Inc.,
        7.125%, 12-15-2005 ....................       900      842,103
      Motorola, Inc.,
        8.4%, 8-15-2031 .......................     1,500    1,858,905
        Total .................................              2,701,008


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     TOTAL CORPORATE DEBT SECURITIES - 58.68%              $58,375,754
      (Cost: $55,601,683)

     OTHER GOVERNMENT SECURITIES
     Canada - 5.15%
      Hydro-Quebec:
        8.05%, 7-7-2024 .......................   $ 1,000    1,151,270
        7.4%, 3-28-2025 .......................     1,000    1,215,850
      Province de Quebec:
        5.67%, 2-27-2026 ......................       500      527,015
        6.29%, 3-6-2026 .......................     1,000    1,031,020
      Province of Nova Scotia,
        8.25%, 11-15-2019......................     1,000    1,192,530
        Total .................................              5,117,685

     Supranational - 1.19%
      Inter-American Development Bank,
        8.4%, 9-1-2009 ........................     1,000    1,187,540

     TOTAL OTHER GOVERNMENT SECURITIES - 6.34%              $6,305,225
      (Cost: $5,729,703)

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation:
        7.5%, 2-15-2007 .......................     2,000    2,053,120
        7.5%, 11-15-2017 ......................     1,538    1,561,547
        7.5%, 4-15-2019 .......................     1,490    1,531,405
        7.95%, 12-15-2020 .....................     3,000    3,082,500
      Federal National Mortgage Association:
        7.0%, 9-25-2020 .......................       500      510,000
        6.5%, 11-25-2020 ......................       819      819,400
      Government National Mortgage Association:
        7.5%, 7-15-2023 .......................     1,924    1,980,127
        7.5%, 12-15-2023 ......................     2,052    2,111,935
        8.0%, 9-15-2025 .......................     1,727    1,814,573
        7.0%, 7-20-2027 .......................       653      656,325
        7.0%, 8-20-2027 .......................     1,318    1,324,449
        7.75%, 10-15-2031 .....................       319      330,301
      United States Treasury:
        6.75%, 5-31-99 ........................     1,000    1,014,690
        5.75%, 10-31-2000 .....................     6,000    6,007,500
        5.25%, 1-31-2001 ......................     1,000      987,810
        0.0%, 2-15-2019 .......................     2,000      561,060
      United States Department of Veterans Affairs,
        Guaranteed Remic Pass-Through Certificates,
        Vendee Mortgage Trust, 1997-2 Class C,
        7.5%, 8-15-2017 .......................     2,000    2,081,860

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE BOND PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     TOTAL UNITED STATES GOVERNMENT SECURITIES - 28.57%    $28,428,602
      (Cost: $27,828,923)

     SHORT-TERM SECURITIES
     Commercial Paper
      Fabricated Metal Products - 2.17%
      Danaher Corporation,
        5.7227%, Master Note ..................    $2,156    2,156,000

      Food and Kindred Products - 0.52%
      General Mills, Inc.,
        5.5777%, Master Note ..................       517      517,000

      General Merchandise Stores - 1.08%
      May Department Stores Company (The),
        5.74%, 1-12-98 ........................     1,075    1,073,115

      Textile Mill Products - 1.42%
      Sara Lee Corporation,
        5.5727%, Master Note ..................     1,417    1,417,000

     TOTAL SHORT-TERM SECURITIES - 5.19%                   $ 5,163,115
      (Cost: $5,163,115)

     TOTAL INVESTMENT SECURITIES - 98.78%                  $98,272,696
      (Cost: $94,323,424)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.22%       1,216,573

     NET ASSETS - 100.00%                                  $99,489,269


     See Notes to Schedules of Investments on pages 84 - 87.

     HIGH INCOME PORTFOLIO
     MANAGER'S LETTER
     DECEMBER 31, 1997
     ---------------------------------------------------------------------------


     Dear Policyholder:


     This report relates to the operation of the High Income Portfolio for the fiscal year ended December 31, 1997. The following discussion, graphs and tables provide you with information regarding the Portfolio's performance during that period.

     Market conditions this year ranged from investors throwing their money at the high yield market in search of yield and a record new issuance of paper to meet the increased demand, to the negative October effect of 1997 and the "Asian flu" during the final quarter. 1997 started with heavy cash flows into the high yield market which caused prices to be bid up. The spread between yields of the Merrill Lynch High Yield Index and the ten year Treasury bonds went from 2.9% on January 2, 1997, to 2.31% by October 17, 1997. The next two weeks were ones of turmoil in the equity market because of the Asian crisis as the Dow traded down and then bounced back. The effect on the high yield market was for the spread to widen back out to 2.89%.

     Our investment strategy during the past year was to stay fully invested.
     We did this primarily by buying new issues. In doing so, we were also able to further reduce our exposure to higher rated non-investment grade debt securities ("BB paper"), a goal we had been working on for some time. We were benefited during this time by having a number of these BB credits upgraded to investment grade before we sold them out of the Portfolio, which increased performance. The largest industry sector, by weighting, was telecommunications, which was a strong performing sector for the year.

     The strategies and techniques we applied resulted in the performance of the Portfolio remaining consistent with the Salomon Brothers High Yield Composite Index, charted on the following page. The Salomon Brothers Index reflects the performance of securities that generally represent the high-yield bond market. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report to reflect the performance of the high-yield bond market, instead of the First Boston Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes.

     Our current outlook is more cautious for 1998. The events in Asia and the resulting potential for slower growth in the U.S. are the main causes for concern. We intend to stress credit quality, which hopefully will provide satisfactory performance in good and choppy markets.

     Thank you very much for your continued support and confidence.



     Respectfully,



     Louise D. Rieke
     Manager, High Income Portfolio

               Comparison of Change in Value of $10,000 Investment in
                          TMK/United High Income Portfolio,
                        The First Boston High Yield Index and
                   The Salomon Brothers High Yield Composite Index

                                                               Salomon
                                                  First       Brothers
                                                 Boston           High
                              TMK/United           High          Yield
                             High Income          Yield      Composite
                               Portfolio          Index          Index
                             -----------         ------      ---------
          12/31/87  Purchase     $10,000        $10,000        $10,000
          12/31/88                11,495         11,366         11,524
          12/31/89                11,013         11,410         11,753
          12/31/90                10,194         10,682         10,759
          12/31/91                13,679         15,356         15,410
          12/31/92                15,825         17,914         18,228
          12/31/93                18,659         21,302         21,571
          12/31/94                18,183         21,097         21,022
          12/31/95                21,489         24,765         25,737
          12/31/96                24,167         27,841         28,630
          12/31/97                27,559         31,356         32,715

     +++++ TMK/United High Income Portfolio* -- $27,559
     ----- First Boston High Yield Index -- $31,356
     ..... The Salomon Brothers High Yield Composite Index --$32,715

        *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

              Annual Average Total Return+
              ----------------------------
     Year Ended
        12/31/97         14.04%
     5 Years Ended
        12/31/97         11.73%
     10 Years Ended
        12/31/97         10.67%

        +Performance data quoted represents past performance. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

         Past performance is not predictive of future performance. Indexes are unmanaged. Performance data quoted does not take into account any expenses or charges associated with owning a variable life or annuity policy invested in the TMK/United Funds, Inc.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997
                                                   Shares        Value
     COMMON STOCKS AND WARRANTS
     Communication - 0.28%
      Heartland Wireless Communications,
        Inc., Warrants (B)* ...................     3,000  $        30
      Iridium LLC, Warrants (B)*  .............       500       61,250
      Microcell Telecommunications Inc.,
        Conditional Warrants (B)* .............     5,000            5
      Microcell Telecommunications Inc.,
        Warrants(B)* ..........................     5,000       69,150
      Primus Telecommunications Group,
        Incorporated, Warrants* ...............       500        5,000
      Young Broadcasting Inc.*  ...............     5,000      195,935
        Total .................................                331,370

     Electronic and Other Electric Equipment - 0.02%
      Electronic Retailing Systems
        International, Inc., Warrants* ........       500       10,000
      Powertel, Inc., Warrants*  ..............     2,400       17,700
        Total  ................................                 27,700

     Furniture and Fixtures - 0.32%
      Lear Corporation*  ......................     8,000      380,000

     General Building Contractors - 0.40%
      Walter Industries, Inc.*  ...............    23,272      479,985

     TOTAL COMMON STOCKS AND WARRANTS - 1.02%             $  1,219,055
      (Cost: $925,842)

     PREFERRED STOCKS
     Communication - 0.50%
      IXC Communications, Inc., 12.5% (B)*  ...       514      601,380

     Depository Institutions - 0.73%
      California Federal Bank,
        F.S.B., 10.625% .......................     5,000      552,500
      California Federal Preferred Capital
        Corporation, 9.125% ...................    12,500      325,000
        Total .................................                877,500

     Printing and Publishing - 0.44%
      PRIMEDIA Inc., 10.0%*  ..................     5,000      522,500

     TOTAL PREFERRED STOCKS - 1.67%                       $  2,001,380
      (Cost: $1,827,444)
               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES
     Agricultural Production -- Crops - 0.47%
      Hines Horticulture, Inc.,
        11.75%, 10-15-2005 ....................    $  500 $    556,875

     Agricultural Production -- Livestock - 0.26%
      Pilgrim's Pride Corporation,
        10.875%, 8-1-2003 .....................       300      313,500

     Amusement and Recreation Services - 2.39%
      American Skiing Company,
        12.0%, 7-15-2006 ......................     1,000    1,105,000
      Showboat Marina Casino Partnership,
        13.5%, 3-15-2003 ......................       500      602,500
      Trump Hotels & Casino Resorts
        Holdings, L.P.,
        15.5%, 6-15-2005 ......................     1,000    1,145,000
        Total .................................              2,852,500

     Apparel and Accessory Stores - 0.42%
      Wilsons The Leather Experts Inc.,
        11.25%, 8-15-2004 (B) .................       500      498,750

     Apparel and Other Textile Products - 3.05%
      CONSOLTEX GROUP INC.,
        11.0%, 10-1-2003 ......................     1,000    1,040,000
      Pillowtex Corporation:
        10.0%, 11-15-2006 .....................       500      532,500
        9.0%, 12-15-2007 (B) ..................     1,000    1,023,750
      WestPoint Stevens Inc.,
        9.375%, 12-15-2005 ....................     1,000    1,050,000
        Total .................................              3,646,250

     Automotive Dealers and Service Stations - 0.83%
      Chief Auto Parts Inc.,
        10.5%, 5-15-2005 ......................     1,000      990,000

     Business Services - 4.32%
      Adams Outdoor Advertising Limited Partnership,
        10.75%, 3-15-2006 .....................       750      821,250
      Coinmach Laundry Corporation,
        11.75%, 11-15-2005 (B) ................       500      553,750
      DecisionOne Holdings Corp., Units,
        0.0%, 8-1-2008 (F) (G) ................     1,750    1,137,500
      Federal Data Corporation,
        10.125%, 8-1-2005 (B) .................       500      507,500
      Lamar Advertising Company,
        9.625%, 12-1-2006 .....................     1,000    1,080,000

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Business Services (Continued)
      UNICCO Service Company,
        9.875%, 10-15-2007 (B) ................    $  500 $    501,875
      Universal Outdoor, Inc.,
        9.75%, 10-15-2006 .....................       500      561,250
        Total .................................              5,163,125

     Chemicals and Allied Products - 3.32%
      Carson, Inc.,
        10.375%, 11-01-2007 (B) ...............       500      500,000
      Dade International Inc.,
        11.125%, 5-1-2006 .....................       500      556,250
      Freedom Chemical Company,
        10.625%, 10-15-2006 ...................     1,250    1,375,000
      Sovereign Specialty Chemicals, Inc.,
        9.5%, 8-1-2007 (B) ....................       500      513,750
      Spinnaker Industries, Inc.,
        10.75%, 10-15-2006 ....................     1,000    1,026,250
        Total .................................              3,971,250

     Coal Mining - 0.52%
      AEI Holding Company, Inc.,
        10.0%, 11-15-2007 (B) .................       600      616,500

     Communication - 20.18%
      Adelphia Communications Corporation:
        10.25%, 7-15-2000 .....................       500      517,500
        12.5%, 5-15-2002 ......................       175      185,500
        9.25%, 10-1-2002 ......................       500      510,000
        10.5%, 7-15-2004 ......................       500      540,000
        9.875%, 3-1-2007 ......................       500      526,250
      Allbritton Communications Company,
        9.75%, 11-30-2007 .....................       500      511,250
      American Radio Systems Corporation,
        9.0%, 2-1-2006 ........................       750      795,000
      Argyle Television Operations, Inc.,
        9.75%, 11-1-2005 ......................       700      784,000
      Cablevision Systems Corporation,
        9.875%, 2-15-2013 .....................     1,450    1,598,625
      Comcast Corporation,
        9.5%, 1-15-2008 .......................       350      370,986
      Concentric Network Corporation,
        12.75%, 12-15-2007 (B) ................       750      770,625
      Crown Castle International Corp.,
        0.0%, 11-15-2007 (B)(F) ...............     1,000      631,250
      Diamond Cable Communications Plc,
        0.0%, 12-15-2005 (F) ..................       500      388,750

               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Communication (Continued)
      GST Telecommunications,
        0.0%, 11-15-2007 (F) ..................    $1,000  $ 1,042,500
      Intermedia Communications of Florida, Inc.,
        0.0%, 5-15-2006 (F) ...................       750      596,250
      Iridium LLC:
        11.25%, 7-15-2005 (B) .................       500      492,500
        13.0%, 7-15-2005 ......................     1,000    1,050,000
      Marcus Cable Co.,
        0.0%, 12-15-2005 (F) ..................       500      432,500
      Marcus Cable Operating Company, L.P.,
        0.0%, 8-1-2004 (F) ....................     1,500    1,387,500
      Microcell Telecommunications Inc.,
        0.0%, 6-1-2006 (F) ....................     1,750    1,181,250
      Nextel Communications, Inc.:
        0.0%, 8-15-2004 (F) ...................     1,000      890,000
        0.0%, 10-31-2007 (B)(F) ...............     1,000      613,750
      NEXTLINK Communications, Inc.,
        9.625%, 10-1-2007 .....................       900      929,250
      Primus Telecommunications Group, Incorporated,
        11.75%, 8-1-2004 ......................       500      535,000
      Rogers Cantel Inc.,
        9.375%, 6-1-2008 ......................       500      527,500
      Rogers Communications Inc.,
        8.875%, 7-15-2007 .....................       500      500,000
      Salem Communications Corporation,
        9.5%, 10-1-2007 (B) ...................       500      511,250
      Sprint Spectrum L.P.,
        0.0%, 8-15-2006 (F) ...................     1,000      775,000
      Teleport Communications Group Inc.,
        0.0%, 7-1-2007 (F).....................     1,250    1,018,750
      Vanguard Cellular Systems, Inc.,
        9.375%, 4-15-2006 .....................       500      520,000
      Videotron Plc,
        0.0%, 8-15-2005 (F) ...................       500      442,245
      WinStar Communications, Inc.:
        0.0%, 10-15-2005 (Convertible) (B)(F) .       500      523,750
        0.0%, 10-15-2005 (F) ..................       500      641,250
      Wireless One, Inc., Units,
        0.0%, 8-1-2006 (F)(H) .................       500      125,000
      WorldCom, Inc.:
        9.375%, 1-15-2004......................       435      460,565
        8.875%, 1-15-2006 .....................       737      792,953
        Total .................................             24,118,499


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Depository Institutions - 1.34%
      First Nationwide Holdings Inc.:
        9.125%, 1-15-2003 .....................    $1,000 $  1,040,000
        12.5%, 4-15-2003 ......................       500      567,500
        Total .................................              1,607,500

     Eating and Drinking Places - 0.43%
      SC International Services, Inc.,
        9.25%, 9-1-2007 (B) ...................       500      516,250

     Electric, Gas and Sanitary Services - 1.23%
      Allied Waste Industries, Inc.,
        0.0%, 6-1-2007 (B)(F) .................     1,000      702,500
      Allied Waste North America, Inc.,
        10.25%, 12-1-2006 .....................       700      768,250

     Electronic and Other Electric Equipment - 1.96%
      Communications Instruments, Inc.,
        10.0%, 9-15-2004 (B) ..................       450      459,000
      Electronic Retailing Systems
        International, Inc.,
        0.0%, 2-1-2004 (F) ....................       500      340,000
      Omnipoint Corporation,
        11.625%, 8-15-2006 ....................       500      531,875
      Telex Communications, Inc.,
        10.5%, 5-1-2007 .......................       500      493,750
      Viasystems, Inc.,
        9.75%, 6-1-2007 .......................       500      516,250
        Total .................................              2,340,875

     Engineering and Management Services - 0.68%
      United International Holdings, Inc.,
        0.0%, 11-15-99 ........................     1,000      810,000

     Fabricated Metal Products - 3.25%
      Neenah Corporation:
        11.125%, 5-1-2007 .....................       500      550,000
        11.125%, 5-1-2007 .....................     1,000    1,100,000
      Nortek, Inc.,
        9.875%, 3-1-2004 ......................       500      511,250
      Safety Components International, Inc.,
        10.125%, 7-15-2007 ....................     1,150    1,188,812
      U.S. Can Corporation,
        10.125%, 10-15-2006 ...................       500      528,750
        Total .................................              3,878,812


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Food and Kindred Products - 1.28%
      B & G Foods, Inc.,
        9.625%, 8-1-2007 (B) ..................    $  500 $    505,000
      Southern Foods Group, L.P.,
        9.875%, 9-1-2007 (B) ..................       500      519,375
      Tom's Foods Inc.,
        10.5%, 11-1-2004 (B) ..................       500      500,000
        Total .................................              1,524,375

     Food Stores - 1.78%
      Big V Supermarkets, Inc.,
        11.0%, 2-15-2004 ......................       500      522,500
      Pueblo Xtra International, Inc.,
        9.5%, 8-1-2003 ........................       500      476,250
      Ralphs Grocery Company,
        11.0%, 6-15-2005 ......................     1,000    1,135,000
        Total .................................              2,133,750

     Furniture and Fixtures - 1.27%
      Lear Seating Corporation,
        8.25%, 2-1-2002 .......................     1,500    1,518,750

     General Building Contractors - 0.91%
      NVR L.P.,
        11.0%, 4-15-2003 ......................     1,000    1,085,000

     Health Services - 3.62%
      Genesis ElderCare Acquisition Corp.,
        9.0%, 8-1-2007 (B) ....................       750      735,938
      Magellan Health Services, Inc.,
        11.25%, 4-15-2004 .....................     1,500    1,665,000
      Paragon Health Network, Inc.,
        9.5%, 11-1-2007 (B) ...................       900      902,250
      Tenet Healthcare Corporation:
        8.0%, 1-15-2005 .......................       500      508,750
        8.625%, 1-15-2007 .....................       500      516,250
        Total .................................              4,328,188

     Holding and Other Investment Offices - 2.11%
      Grupo Industrial Durango, S.A. de C.V.,
        12.625%, 8-1-2003 .....................     1,000    1,117,500
      LTC Properties, Inc., Convertible,
        8.5%, 1-1-2000 ........................     1,000    1,403,750
        Total .................................              2,521,250


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Hotels and Other Lodging Places - 3.99%
      CapStar Hotel Company,
        8.75%, 8-15-2007 ......................    $  500  $   518,750
      HMC Acquisition Properties, Inc.,
        9.0%, 12-15-2007 ......................       500      522,500
      Prime Hospitality Corp.:
        9.25%, 1-15-2006 ......................     1,500    1,595,625
        9.75%, 4-1-2007 .......................       500      535,000
      Showboat, Inc.,
        9.25%, 5-1-2008 .......................     1,000    1,070,000
      Station Casinos, Inc.,
        10.125%, 3-15-2006 ....................       500      527,500
        Total .................................              4,769,375

     Industrial Machinery and Equipment - 3.02%
      American Standard Inc.,
        9.875%, 6-1-2001 ......................     1,000    1,041,250
      Falcon Building Products, Inc.,
        0.0%, 6-15-2007 (F) ...................     2,000    1,320,000
      National Equipment Services, Inc.,
        10.0%, 11-30-2004 (B) .................       750      744,375
      Walbro Corporation,
        10.125%, 12-15-2007 (B) ...............       500      510,000
        Total .................................              3,615,625

     Instruments and Related Products - 2.27%
      Cole National Group, Inc.,
        9.875%, 12-31-2006 ....................       500      532,500
      InterCel, Inc.,
        0.0%, 2-1-2006 (F) ....................       750      550,312
      Maxxim Medical, Inc.,
        10.5%, 8-1-2006 .......................     1,500    1,627,500
        Total .................................              2,710,312

     Lumber and Wood Products - 0.89%
      Triangle Pacific Corp.,
        10.5%, 8-1-2003 .......................     1,000    1,070,000

     Miscellaneous Manufacturing Industries - 0.85%
      Amscan Holdings Inc.,
        9.875%, 12-15-2007 (B) ................       500      511,250
      Hedstrom Corporation,
        10.0%, 6-1-2007 .......................       500      505,000
        Total .................................              1,016,250


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Miscellaneous Retail - 0.93%
      Michaels Stores, Inc.,
        10.875%, 6-15-2006 ....................    $1,000 $  1,107,500

     Motion Pictures - 2.29%
      AMC Entertainment, Inc.,
        9.5%, 3-15-2009 .......................       500      512,500
      Hollywood Theaters, Inc.,
        10.625%, 8-1-2007 (B) .................     1,000    1,065,000
      MacAndrews & Forbes Group, Incorporated,
        13.0%, 3-1-99 .........................        81       81,000
      Plitt Theatres, Inc.,
        10.875%, 6-15-2004 ....................     1,000    1,081,250
        Total .................................              2,739,750

     Nondepository Institutions - 0.84%
      Delta Financial Corporation,
        9.5%, 8-1-2004 ........................     1,000    1,000,000

     Oil and Gas Extraction - 1.79%
      Cross Timbers Oil,
        8.75%, 11-1-2009 (B) ..................       500      510,000
      Flores & Rucks, Inc.,
        9.75%, 10-1-2006 ......................     1,000    1,097,500
      Pride Petroleum Services, Inc.,
        9.375%, 5-1-2007 ......................       500      537,500
        Total .................................              2,145,000

     Paper and Allied Products - 2.85%
      Container Corporation of America,
        11.25%, 5-1-2004 ......................     1,500    1,635,000
      Fort Howard Corporation,
        11.0%, 1-2-2002 .......................       436      456,569
      Huntsman Packaging Corporation,
        9.125%, 10-1-2007 (B) .................       750      774,375
      Mail-Well Corporation,
        10.5%, 2-15-2004 ......................       500      536,250
        Total .................................              3,402,194

     Personal Services - 0.46%
      Prime Succession Acquisition Corp.,
        10.75%, 8-15-2004 .....................       500      550,000

     Primary Metal Industries - 0.43%
      Weirton Steel Corporation,
        11.375%, 7-1-2004 .....................       500      520,000


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Printing and Publishing - 2.67%
      American Media Operations, Inc.,
        11.625%, 11-15-2004 ...................    $1,000 $  1,085,000
      K-III Communications Corporation,
        8.5%, 2-1-2006 ........................       500      508,750
      Perry-Judd's Incorporated,
        10.625%, 12-15-2007 (B) ...............       650      669,500
      TransWestern Publishing Company LLC,
        9.625%, 11-15-2007 (B) ................       900      931,500
        Total .................................              3,194,750

     Real Estate - 0.42%
      Delco Remy International, Inc.,
        8.625%, 12-15-2007 ....................       500      506,250

     Rubber and Miscellaneous Plastics Products - 0.89%
      Burke Industries, Inc.,
        10.0%, 8-15-2007 (B) ..................       500      520,000
      LDM Technologies, Inc.,
        10.75%, 1-15-2007 .....................       500      542,500
        Total .................................              1,062,500

     Textile Mill Products - 2.44%
      Avondale Mills, Inc.,
        10.25%, 5-1-2006 ......................       500      537,500
      Collins & Aikman Products Co.,
        11.5%, 4-15-2006 ......................       500      561,875
      Delta Mills, Inc.,
        9.625%, 9-1-2007 (B) ..................     1,250    1,275,000
      Glenoit Corporation,
        11.0%, 4-15-2007 (B) ..................       500      538,750
        Total .................................              2,913,125

     Transportation Equipment - 1.23%
      Advanced Accessory Systems, LLC.,
        9.75%, 10-1-2007 (B) ..................       500      493,750
      Aetna Industries, Inc.,
        11.875%, 10-1-2006 ....................       500      455,000
      Westinghouse Air Brake Company,
        9.375%, 6-15-2005 .....................       500      521,250
        Total .................................              1,470,000

     Transportation Services _ 0.63%
      Transportacion Maritima Mexicana,
        S.A. de C.V.,
        10.0%, 11-15-2006 .....................       750      755,625


               See Notes to Schedules of Investments on pages 84 - 87.

     THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
     DECEMBER 31, 1997

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Trucking and Warehousing - 0.46%
      Iron Mountain Incorporated,
        10.125%, 10-1-2006 ....................    $  500  $   550,000

     Wholesale Trade -- Durable Goods - 2.67%
      Alvey Systems, Inc.,
        11.375%, 1-31-2003 ....................     1,000    1,090,000
      Exide Corporation,
        10.0%, 4-15-2005 ......................     1,500    1,590,000
      Sealy Mattress Company,
        9.875%, 12-15-2007 (B) ................       500      507,500
        Total .................................              3,187,500

     Wholesale Trade -- Nondurable Goods - 2.87%
      Color Spot Nurseries Inc.,
        10.5%, 12-15-2007 .....................       500      507,500
      Corporate Express, Inc.,
        9.125%, 3-15-2004 .....................     1,000    1,017,500
      Fleming Companies, Inc.,
        10.5%, 12-1-2004 (B) ..................       500      527,500
      LaRoche Industries Inc.,
        9.5%, 9-15-2007 (B) ...................       500      497,500
      Richmont Marketing Specialists Inc.,
        10.125%, 12-15-2007 (B) ...............       500      508,750
      United Stationers Supply Co.,
        12.75%, 5-1-2005 ......................       333      370,879
        Total .................................              3,429,629

     TOTAL CORPORATE DEBT SECURITIES - 90.51%             $108,178,134
      (Cost: $102,857,217)

     TOTAL SHORT-TERM SECURITIES - 4.91%                  $  5,871,189
      (Cost $5,871,189)

     TOTAL INVESTMENT SECURITIES - 98.11%                 $117,269,758
      (Cost: $111,481,692)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.89%       2,253,852

     NET ASSETS - 100.00%                                 $119,523,610


               See Notes to Schedules of Investments on pages 84 - 87.

     TMK/UNITED FUNDS, INC.
     Notes to Schedules of Investments
     *No dividends were paid during the preceding 12 months.
     (A)  Listed on an exchange outside of the United States.
     (B)  As of December 31, 1997, the following restricted securities were
          owned:                                    Shares/
                                   Principal
                        Acquisition  Amount Acquisition  Market
         Security            Date    in 000's      Cost   Value
      ----------------  --------------------------------------------
                                  Growth Portfolio

      Adaptec Inc., Convertible,
         4.75%, 2-1-2004    1/28/97    $1,500$1,500,000$1,556,250
                            2/28/97     1,000   995,000 1,037,500
                                             --------------------
                                             $2,495,000$2,593,750
                                             ====================



                              Asset Strategy Portfolio

      Banco de Inversion y Comercio
         Exterior S.A.,
         9.375%, 12-27-2000 2/18/97      $200$  208,000  $199,000
      Cervejarias Kaiser S.A.,
         8.875%, 9-26-2005  9/16/97       200   199,380   182,000
      Companhia Paranaense de Energia-COPEL,
         9.75%, 5-2-2005    4/22/97       200   199,236   191,500
      Comtel Brasileira Ltd.,
         10.75%, 9-26-2004 11/12/97       100    89,000    97,000
      JG Summit Holdings, Inc.,
         8.0%, 5-6-2002     5/19/97       200   197,750   159,000
                                               --------  --------
                                               $893,366  $828,500
                                               ========  ========



                                   Bond Portfolio

      CHYPS CBO 1997-1 Ltd.,
         6.72%, 1-15-2010  11/25/97    $1,500$1,444,062$1,451,250
                                             ====================



                                High Income Portfolio

      Heartland Wireless Communications,
         Inc., Warrants     4/20/95     3,000$   18,500$        30
      IXC Communications, Inc.,
         12.5% Preferred Stock 8/15/97    500   500,000   585,000
                            11/3/97        14       ---    16,380
      Iridium LLC, Warrants 7/15/97       500    28,414    61,250
      Microcell Telecommunications Inc.,
         Conditional Warrants 6/13/96   5,000       ---         5
      Microcell Telecommunications Inc.,
                                         88



         Warrants           6/13/96     5,000    61,247    69,150
      AEI Holding Company, Inc.,
         10.0%, 11-15-2007  11/6/97    $  600   600,000   616,500
      Advanced Accessory Systems, LLC.,
         9.75%, 10-1-2007   9/25/97       500   498,115   493,750
      Allied Waste Industries, Inc.,
         0.0%, 6-1-2007      5/1/97     1,000   574,360   702,500
      Amscan Holdings Inc.,
         9.875%, 12-15-200712/15/97       500   500,000   511,250
      B & G Foods, Inc.,
         9.625%, 8-1-2007   8/18/97       500   499,375   505,000
      Burke Industries, Inc.,
         10.0%, 8-15-2007   8/14/97       500   500,000   520,000
      Carson, Inc.,
         10.375%, 11-01-2007 10/31/97     500   500,000   500,000
      Coinmach Laundry Corporation,
         11.75%, 11-15-2005  10/1/97      500   549,375   553,750
      Communications Instruments, Inc.,
         10.0%, 9-15-2004   9/12/97       450   450,000   459,000
      Concentric Network Corporation,
         12.75%, 12-15-2007  12/15/97     750   750,000   770,625
      Cross Timbers Oil,
         8.75%, 11-1-2009  10/21/97       500   500,000   510,000
      Crown Castle International Corp.,
         0.0%, 11-15-2007  11/20/97     1,000   597,650   631,250
      Delta Mills, Inc.,
         9.625%, 9-1-2007  8/20/97 to
                            8/21/97     1,250 1,259,375 1,275,000
      Federal Data Corporation,
         10.125%, 8-1-2005  7/18/97       500   500,000   507,500
      Fleming Companies, Inc.,
         10.5%, 12-1-2004   7/18/97       500   497,095   527,500
      Genesis ElderCare Acquisition Corp.,
         9.0%, 8-1-2007      8/4/97       500   497,225   490,625
                            9/10/97       250   246,875   245,313
      Glenoit Corporation,
         11.0%, 4-15-2007   3/26/97       500   499,045   538,750
      Hollywood Theaters, Inc.,
         10.625%, 8-1-2007  7/31/97     1,000 1,013,750 1,065,000
      Huntsman Packaging Corporation,
         9.125%, 10-1-2007  9/19/97       750   750,000   774,375
      Iridium LLC,
         11.25%, 7-15-2005  10/9/97       500   500,000   492,500
      LaRoche Industries Inc.,
         9.5%, 9-15-2007    9/18/97       500   497,760   497,500
      National Equipment Services, Inc.,
         10.0%, 11-30-2004  11/20/97      750   740,753   744,375
      Nextel Communications, Inc.,
         0.0%, 10-31-2007  10/15/97     1,000   619,960   613,750
      Paragon Health Network, Inc.,
         9.5%, 11-1-2007   10/30/97       900   895,986   902,250
      Perry-Judd's Incorporated,
         10.625%, 12-15-2007  12/10/97    650   650,000   669,500
      Pillowtex Corporation:
         9.0%, 12-15-2007  12/15/97       750   750,000   767,813
                           12/16/97       250   254,375   255,937
      Richmont Marketing Specialists Inc.,
         10.125%, 12-15-2007 12/16/97     500   500,000   508,750
      SC International Services, Inc.,
         9.25%, 9-1-2007    8/21/97       500   499,340   516,250
      Salem Communications Corporation,
         9.5%, 10-1-2007    9/17/97       500   500,000   511,250
      Sealy Mattress Company,
         9.875%, 12-15-2007  12/11/97     500   500,000   507,500
      Southern Foods Group, L.P.,
         9.875%, 9-1-2007   8/27/97       500   500,000   519,375
      Sovereign Specialty Chemicals, Inc.,
         9.5%, 8-1-2007     7/31/97       500   500,000   513,750
      Tom's Foods Inc.,
         10.5%, 11-1-2004   10/8/97       500   500,000   500,000
      TransWestern Publishing Company LLC,
         9.625%, 11-15-2007 11/6/97       900   900,000   931,500
      UNICCO Service Company,
         9.875%, 10-15-2007  10/14/97     500   497,650   501,875
      Walbro Corporation,
         10.125%, 12-15-2007  12/11/97    500   500,000   510,000
      Wilsons The Leather Experts Inc.,
         11.25%, 8-15-2004  8/14/97       500   500,000   498,750
      WinStar Communications, Inc.,
         0.0%, 10-15-2005  10/14/97       500   467,500   523,750
                                             ----------------------
                                             $23,663,725$24,415,878
                                             ======================


          The total market value of restricted securities represents approximately 0.41%, 8.45%, 1.46% and 20.43%, respectively, of the total net assets in the Growth Portfolio, Asset Strategy Portfolio, Bond Portfolio and High Income Portfolio at December 31, 1997.

     TMK/UNITED FUNDS, INC.
     Notes to Schedules of Investments
     (C) Collateralized by $967,000 U.S. Treasury Notes, 8.875% due 2-15-2019, market value and accrued interest aggregate $1,328,248.
     (D)Principal amounts are denominated in the indicated foreign currencywhere applicable (DM _ Deutsche Mark, F _ French Franc).
     (E) Each unit consists of one share of callable common stock, par value $0.001 per share, of Spiros Development Corporation II, Inc. and one warrant to purchase one-fourth of one share of common stock, par value $0.001 per share, of Dura Pharmaceuticals, Inc.
     (F) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
    (G)Each Unit consists of $1,000 principal amount at maturity of 11.5% senior discount debentures due 2008 and one warrant to purchase 1.9 shares of common stock, par value $0.01 per share, of Quaker Holding Co.
     (H) Each Unit consists of $1,000 principal amount of 13.5% senior discount notes due 2006 and one warrant to purchase 2.274 shares of common stock.

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1997
                                                                Science and
                                       Growth         Income     Technology
                                    Portfolio      Portfolio      Portfolio
     Assets                       -----------     ----------    -----------
      Investment securities--at
        value (Notes 1 and 3)    $648,019,278   $633,543,369    $10,161,301
      Cash   .................          7,958          7,831          5,040
      Receivables:
        Investment securities
         sold  ...............      2,511,450      2,982,115            ---
        Fund shares sold .....        258,651        176,197         42,185
        Dividends and interest        705,270        424,564            310
      Prepaid insurance
        premium ..............          4,290          3,344            104
                                 ------------   ------------    -----------
         Total assets  .......    651,506,897    637,137,420     10,208,940
     Liabilities                 ------------   ------------    -----------
      Payable for investment
        securities purchased .     12,016,701         83,648            ---
      Payable to Fund
        shareholders .........        103,916        124,327            322
      Accrued accounting
        services fee (Note 2).          5,833          5,833            ---
      Accrued management
        fee (Note 2) .........         12,150         12,105            193
      Due to custodian  ......            ---            ---            ---
      Other  .................          8,960          7,188          1,248
                                 ------------   ------------    -----------
         Total liabilities  ..     12,147,560        233,101          1,763
                                 ------------   ------------    -----------
           Total net assets ..   $639,359,337   $636,904,319    $10,207,177
     Net Assets                  ============   ============    ===========
      $0.01 par value capital stock
        Capital stock ........   $    844,829   $    532,462    $    17,682
        Additional paid-in
         capital  ............    550,538,635    411,763,927      9,947,550
      Accumulated undistributed gain (loss):
        Accumulated undistributed
         net investment income            ---            ---            ---
        Accumulated undistributed
         net realized gain (loss)
         on investment
         transactions  .......            ---            ---            ---
        Net unrealized appreciation
         of investments  .....     87,975,873    224,607,930        241,945
                                 ------------   ------------    -----------
         Net assets applicable to
           outstanding units
           of capital ........   $639,359,337   $636,904,319    $10,207,177
                                 ============   ============    ===========
     Net asset value, redemption
      and offering price per share    $7.5679       $11.9615        $5.7726
                                      =======       ========        =======
     Capital shares outstanding    84,482,949     53,246,205      1,768,200
     Capital shares authorized    100,000,000    100,000,000    100,000,000
                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1997

                                International      Small Cap       Balanced
                                    Portfolio      Portfolio      Portfolio
     Assets                      ------------   ------------    -----------
      Investment securities--at
        value (Notes 1 and 3)    $114,396,071   $149,638,627    $67,989,783
      Cash   .................            ---          6,529          4,114
      Receivables:
        Investment securities
         sold  ...............            ---            ---        539,925
        Fund shares sold .....         42,985        317,456         47,187
        Dividends and interest        258,081         63,014        382,584
      Prepaid insurance
        premium ..............            952          1,016            584
                                 ------------   ------------    -----------
         Total assets  .......    114,698,089    150,026,642     68,964,177
     Liabilities                 ------------   ------------    -----------
      Payable for investment
        securities purchased .            ---      1,740,000      1,190,370
      Payable to Fund
        shareholders .........         37,405         39,983         10,375
      Accrued accounting
        services fee (Note 2).          3,333          3,333          2,500
      Accrued management
        fee (Note 2) .........          2,493          3,420          1,102
      Due to custodian  ......          1,106            ---            ---
      Other  .................         22,447          1,648          1,094
                                 ------------   ------------    -----------
         Total liabilities  ..         66,784      1,788,384      1,205,441
                                 ------------   ------------    -----------
           Total net assets ..   $114,631,305   $148,238,258    $67,758,736
     Net Assets                  ============   ============    ===========
      $0.01 par value capital stock
        Capital stock ........    $   179,554    $   177,924    $   100,107
        Additional paid-in
         capital  ............    100,642,966    136,163,934     60,305,422
      Accumulated undistributed gain (loss):
        Accumulated undistributed
         net investment income            ---            ---            ---
        Accumulated undistributed
         net realized gain (loss)
         on investment
         transactions  .......            ---            ---            ---
        Net unrealized appreciation
         of investments  .....     13,808,785     11,896,400      7,353,207
                                 ------------   ------------    -----------
         Net assets applicable to
           outstanding units
           of capital ........   $114,631,305   $148,238,258    $67,758,736
                                 ============   ============    ===========
     Net asset value, redemption
      and offering price per share    $6.3842        $8.3316        $6.7686
                                      =======       ========        =======
     Capital shares outstanding    17,955,429     17,792,352     10,010,749
     Capital shares authorized    100,000,000    100,000,000     50,000,000
                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1997

                                        Asset
                                     Strategy   Money Market   Limited-Term
                                    Portfolio      Portfolio Bond Portfolio
     Assets                     -------------   ------------    -----------
      Investment securities--at
        value (Notes 1 and 3)      $9,720,311    $41,850,969     $4,178,924
      Cash   .................          2,583         12,242          4,523
      Receivables:
        Investment securities
         sold  ...............            ---            ---            ---
        Fund shares sold .....          2,481      1,318,167          3,231
        Dividends and interest         85,182        219,912         65,668
      Prepaid insurance
        premium ..............            224          1,011            168
                                   ----------    -----------     ----------
         Total assets  .......      9,810,781     43,402,301      4,252,514
     Liabilities                   ----------    -----------     ----------
      Payable for investment
        securities purchased .            ---            ---            ---
      Payable to Fund
        shareholders .........            418         99,137             25
      Accrued accounting
        services fee (Note 2).            ---          1,667            ---
      Accrued management
        fee (Note 2) .........            213            569             63
      Due to custodian  ......            ---            ---            ---
      Other  .................            650            779            319
                                   ----------    -----------     ----------
         Total liabilities  ..          1,281        102,152            407
                                   ----------    -----------     ----------
           Total net assets ..     $9,809,500    $43,300,149     $4,252,107
     Net Assets                    ==========    ===========     ==========
      $0.01 par value capital stock
        Capital stock ........     $   18,876    $   433,001     $    8,196
        Additional paid-in
         capital  ............      9,601,916     42,867,148      4,201,198
      Accumulated undistributed gain (loss):
        Accumulated undistributed
         net investment income            ---            ---            ---
        Accumulated undistributed
         net realized gain (loss)
         on investment
         transactions  .......            ---            ---            ---
        Net unrealized appreciation
         of investments  .....        188,708            ---         42,713
                                   ----------    -----------     ----------
         Net assets applicable to
           outstanding units
           of capital ........     $9,809,500    $43,300,149     $4,252,107
                                   ==========    ===========     ==========
     Net asset value, redemption
      and offering price per share    $5.1969        $1.0000        $5.1882
                                      =======       ========        =======
     Capital shares outstanding     1,887,561     43,300,149        819,569
     Capital shares authorized    100,000,000    100,000,000     50,000,000


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF ASSETS AND LIABILITIES
     DECEMBER 31, 1997

                                         Bond    High Income
                                    Portfolio      Portfolio
     Assets                     -------------  -------------
      Investment securities--at
        value (Notes 1 and 3)     $98,272,696   $117,269,758
      Cash   .................          1,553          6,190
      Receivables:
        Investment securities
         sold  ...............            ---            ---
        Fund shares sold .....          2,585         63,019
        Dividends and interest      1,257,325      2,272,690
      Prepaid insurance
        premium ..............          1,265          1,581
                                  -----------   ------------
         Total assets  .......     99,535,424    119,613,238
     Liabilities                  -----------   ------------
      Payable for investment
        securities purchased .            ---            ---
      Payable to Fund
        shareholders .........         41,032         82,890
      Accrued accounting
        services fee (Note 2).          2,500          3,333
      Accrued management
        fee (Note 2) .........          1,428          2,109
      Due to custodian  ......            ---            ---
      Other  .................          1,195          1,296
                                  -----------   ------------
         Total liabilities  ..         46,155         89,628
                                  -----------   ------------
           Total net assets ..    $99,489,269   $119,523,610
     Net Assets                   ===========   ============
      $0.01 par value capital stock
        Capital stock ........    $   185,317   $    252,151
        Additional paid-in
         capital  ............     97,543,751    113,483,393
      Accumulated undistributed gain (loss):
        Accumulated undistributed
         net investment income            ---            ---
        Accumulated undistributed
         net realized gain (loss)
         on investment
         transactions  .......     (2,189,071)           ---
        Net unrealized appreciation
         of investments  .....      3,949,272      5,788,066
                                  -----------   ------------
         Net assets applicable to
           outstanding units
           of capital ........    $99,489,269   $119,523,610
                                  ===========   ============
     Net asset value, redemption
      and offering price per share    $5.3686        $4.7402
                                      =======       ========
     Capital shares outstanding    18,531,708     25,215,109
     Capital shares authorized    100,000,000    100,000,000
                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Period Ended DECEMBER 31, 1997
                                                                Science and
                                       Growth         Income     Technology
                                    Portfolio      Portfolio      Portfolio
                                   ----------     ----------     ----------
     Investment Income
      Income (Note 1B):
        Interest and
         amortization ........   $  1,655,394   $  1,969,475       $ 59,712
        Dividends ............      7,101,007      6,692,701          3,398
                                 ------------   ------------       --------
         Total income  .......      8,756,401      8,662,176         63,110
                                 ------------   ------------       --------
      Expenses (Note 2):
        Investment management
         fee  ................      4,150,034      3,955,628         27,836
        Accounting services
         fee  ................         67,500         65,833            ---
        Custodian fees .......         43,358         31,249          4,771
        Audit fees ...........          7,510          7,781              5
        Legal fees ...........         13,228         12,906          4,832
        Other ................         29,126         26,832             85
                                 ------------   ------------       --------
         Total expenses  .....      4,310,756      4,100,229         37,529
                                 ------------   ------------       --------
           Net investment income    4,445,645      4,561,947         25,581
                                 ------------   ------------       --------
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain
        on securities ........     48,743,868     36,637,583         42,856
      Realized net gain (loss)
        on foreign currency
        transactions .........        (31,059)       (6,197)            ---
                                 ------------   ------------       --------
        Realized net gain
         on investments  .....     48,712,809     36,631,386         42,856
      Unrealized appreciation
        in value of investments
        during the period ....     58,033,780     84,101,888        241,945
                                 ------------   ------------       --------
         Net gain on
           investments .......    106,746,589    120,733,274        284,801
                                 ------------   ------------       --------
           Net increase
            in net assets
            resulting from
            operations  ......   $111,192,234   $125,295,221       $310,382
                                 ============   ============       ========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Period Ended DECEMBER 31, 1997

                                International      Small Cap       Balanced
                                    Portfolio      Portfolio      Portfolio
                                   ----------     ----------     ----------
     Investment Income
      Income (Note 1B):
        Interest and
         amortization ........    $   489,202    $ 1,417,093     $1,411,832
        Dividends ............      1,287,808         52,710        619,377
                                  -----------    -----------     ----------
         Total income  .......      1,777,010      1,469,803      2,031,209
                                  -----------    -----------     ----------
      Expenses (Note 2):
        Investment management
         fee  ................        799,824      1,018,984        324,830
        Accounting services
         fee  ................         35,833         38,333         25,833
        Custodian fees .......        128,317          7,519          5,334
        Audit fees ...........          7,443          6,100          6,097
        Legal fees ...........          2,230          2,682          1,356
        Other ................          5,486          6,359          3,111
                                  -----------    -----------     ----------
         Total expenses  .....        979,133      1,079,977        366,561
                                  -----------    -----------     ----------
           Net investment income      797,877        389,826      1,664,648
                                  -----------    -----------     ----------
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain
        on securities ........     10,587,500     30,671,427      3,625,975
      Realized net gain (loss)
        on foreign currency
        transactions .........        (39,365)         5,985            367
                                  -----------    -----------     ----------
        Realized net gain
         on investments  .....     10,548,135     30,677,412      3,626,342
      Unrealized appreciation
        in value of investments
        during the period ....      3,438,868      2,772,025      3,878,221
                                  -----------    -----------     ----------
         Net gain on
           investments .......     13,987,003     33,449,437      7,504,563
                                  -----------    -----------     ----------
           Net increase
            in net assets
            resulting from
            operations  ......    $14,784,880    $33,839,263     $9,169,211
                                  ===========    ===========     ==========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Period Ended DECEMBER 31, 1997

                               Asset Strategy   Money Market   Limited-Term
                                    Portfolio      Portfolio Bond Portfolio
                              ---------------     ----------     ----------
     Investment Income
      Income (Note 1B):
        Interest and
         amortization ........     $  343,988     $2,177,530       $267,023
        Dividends ............         60,402            ---            ---
                                   ----------     ----------       --------
         Total income  .......        404,390      2,177,530        267,023
                                   ----------     ----------       --------
      Expenses (Note 2):
        Investment management
         fee  ................         71,899        192,321         21,919
        Accounting services
         fee  ................            ---         20,000            ---
        Custodian fees .......          4,587          4,472          1,552
        Audit fees ...........          5,503          3,604          4,897
        Legal fees ...........            689          2,342            305
        Other ................            944          2,531            729
                                   ----------     ----------       --------
         Total expenses  .....         83,622        225,270         29,402
                                   ----------     ----------       --------
           Net investment income      320,768      1,952,260        237,621
                                   ----------     ----------       --------
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain
        on securities ........        825,129            ---         16,019
      Realized net gain (loss)
        on foreign currency
        transactions                      693            ---            ---
                                   ----------     ----------       --------
        Realized net gain
         on investments  .....        825,822            ---         16,019
      Unrealized appreciation
        in value of investments
        during the period ....         31,343            ---         17,360
                                   ----------     ----------       --------
         Net gain on
           investments .......        857,165            ---         33,379
                                   ----------     ----------       --------
           Net increase
            in net assets
            resulting from
            operations  ......     $1,177,933     $1,952,260       $271,000
                                   ==========     ==========       ========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF OPERATIONS
     For the Period Ended DECEMBER 31, 1997

                                         Bond    High Income
                                    Portfolio      Portfolio
                                -------------  -------------
      Income (Note 1B):
        Interest and
         amortization ........     $6,468,986    $ 9,991,894
        Dividends ............            ---        149,013
                                   ----------    -----------
         Total income  .......      6,468,986     10,140,907
                                   ----------    -----------
      Expenses (Note 2):
        Investment management
         fee  ................        491,520        690,862
        Accounting services
         fee  ................         30,000         38,333
        Custodian fees .......          5,622          6,505
        Audit fees ...........          6,276          6,529
        Legal fees ...........          2,120          2,472
        Other ................          5,608          5,957
                                   ----------    -----------
         Total expenses  .....        541,146        750,658
                                   ----------    -----------
           Net investment income    5,927,840      9,390,249
                                   ----------    -----------
     Realized and Unrealized Gain (Loss)
      on Investments (Notes 1 and 3)
      Realized net gain
        on securities ........        430,660      1,776,299
      Realized net gain (loss)
        on foreign currency
        transactions .........            ---            ---
                                   ----------    -----------
        Realized net gain
         on investments  .....        430,660      1,776,299
      Unrealized appreciation
        in value of investments
        during the period ....      2,382,091      2,903,364
                                   ----------    -----------
         Net gain on
           investments .......      2,812,751      4,679,663
                                   ----------    -----------
           Net increase
            in net assets
            resulting from
            operations  ......     $8,740,591    $14,069,912
                                   ==========    ===========



                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997
                                                                Science and
                                       Growth         Income     Technology
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............   $  4,445,645   $  4,561,947    $    25,581
        Realized net gain
         on investments  .....     48,712,809     36,631,386         42,856
        Unrealized
         appreciation  .......     58,033,780     84,101,888        241,945
                                 ------------   ------------    -----------
         Net increase
           in net assets
           resulting from
           operations.........    111,192,234    125,295,221        310,382
                                 ------------   ------------    -----------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............     (4,414,586)    (4,555,750)       (25,581)
        From realized gains on
         security transactions    (48,743,868)   (36,637,583)       (42,856)
                                 ------------   ------------    -----------
                                  (53,158,454)   (41,193,333)       (68,437)
                                 ------------   ------------    -----------
      Capital share
        transactions** .......     68,162,867     90,411,011      9,965,232
                                 ------------   ------------    -----------
           Total increase ....    126,196,647    174,512,899     10,207,177
     Net Assets
      Beginning of period  ...    513,162,690    462,391,420            ---
                                 ------------   ------------    -----------
      End of period  .........   $639,359,337   $636,904,319    $10,207,177
                                 ============   ============    ===========
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                      *See "Financial Highlights" on pages  - .
     **Shares issued from sale
      of shares  .............      8,757,287      8,155,958      1,872,760
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      7,024,201      3,443,827         11,856
     Shares redeemed .........     (6,800,077)    (3,966,432)      (116,416)
                                    ---------      ---------      ---------
     Increase in outstanding
      capital shares .........      8,981,411      7,633,353      1,768,200
                                    =========      =========      =========
     Value issued from sale
      of shares  .............    $68,063,304    $96,368,125    $10,541,546
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........     53,158,454     41,193,333         68,438
     Value redeemed ..........    (53,058,891)   (47,150,447)      (644,752)
                                  -----------    -----------     ----------
     Increase in
      outstanding capital  ...    $68,162,867    $90,411,011     $9,965,232
                                  ===========    ===========     ==========

                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997

                                International      Small Cap       Balanced
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............   $    797,877   $    389,826    $ 1,664,648
        Realized net gain
         on investments  .....     10,548,135     30,677,412      3,626,342
        Unrealized
         appreciation  .......      3,438,868      2,772,025      3,878,221
                                 ------------   ------------    -----------
         Net increase
           in net assets
           resulting from
           operations.........     14,784,880     33,839,263      9,169,211
                                 ------------   ------------    -----------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............       (758,512)      (395,811)    (1,665,015)
        From realized gains on
         security transactions     (9,339,198)   (30,671,427)    (3,625,975)
                                 ------------   ------------    -----------
                                  (10,097,710)   (31,067,238)    (5,290,990)
                                 ------------   ------------    -----------
      Capital share
        transactions** .......     30,094,682     48,057,943     21,453,457
                                 ------------   ------------    -----------
           Total increase ....     34,781,852     50,829,968     25,331,678
     Net Assets
      Beginning of period  ...     79,849,453     97,408,290     42,427,058
                                 ------------   ------------    -----------
      End of period  .........   $114,631,305   $148,238,258    $67,758,736
                                 ============   ============    ===========
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                      *See "Financial Highlights" on pages  - .
     **Shares issued from sale
      of shares  .............      4,424,820      3,274,112      3,058,976
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      1,581,672      3,728,844        781,696
     Shares redeemed .........     (1,361,494)    (1,359,852)      (676,618)
                                  -----------    -----------     ----------
     Increase in outstanding
      capital shares .........      4,644,998      5,643,104      3,164,054
                                  ===========    ===========     ==========
     Value issued from sale
      of shares  .............    $29,100,530    $29,239,471    $20,762,070
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........     10,097,710     31,067,237      5,290,991
     Value redeemed ..........     (9,103,558)   (12,248,765)    (4,599,604)
                                  -----------    -----------    -----------
     Increase in
      outstanding capital  ...    $30,094,682    $48,057,943    $21,453,457
                                  ===========    ===========    ===========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997

                               Asset Strategy   Money Market   Limited-Term
                                    Portfolio      Portfolio Bond Portfolio
                               --------------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............     $  320,768    $ 1,952,260     $  237,621
        Realized net gain
         on investments  .....        825,822            ---         16,019
        Unrealized
         appreciation  .......         31,343            ---         17,360
                                   ----------    -----------     ----------
         Net increase
           in net assets
           resulting from
           operations.........      1,177,933      1,952,260        271,000
                                   ----------    -----------     ----------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............       (321,461)    (1,952,260)      (237,621)
        From realized gains on
         security transactions       (778,557)           ---        (16,019)
                                   ----------    -----------     ----------
                                   (1,100,018)    (1,952,260)      (253,640)
                                   ----------    -----------     ----------
      Capital share
        transactions** .......      1,257,387      6,042,547        519,323
                                   ----------    -----------     ----------
           Total increase  ...      1,335,302      6,042,547        536,683
     Net Assets
      Beginning of period  ...      8,474,198     37,257,602      3,715,424
                                   ----------    -----------     ----------
      End of period  .........     $9,809,500    $43,300,149     $4,252,107
                                   ==========    ===========     ==========
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                      *See "Financial Highlights" on pages  - .
     **Shares issued from sale
      of shares  .............        282,151    208,969,939        161,256
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........        211,668      1,952,260         48,888
     Shares redeemed .........       (256,770)  (204,879,652)      (110,075)
                                    ---------   ------------       --------
     Increase in outstanding
      capital shares .........        237,049      6,042,547        100,069
                                    =========   ============       ========
     Value issued from sale
      of shares  .............     $1,516,838   $208,969,939       $856,618
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........      1,100,019      1,952,260        253,640
     Value redeemed ..........     (1,359,470)  (204,879,652)      (590,935)
                                  -----------   ------------    -----------
     Increase in
      outstanding capital  ...     $1,257,387   $  6,042,547       $519,323
                                  ===========   ============    ===========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Period Ended DECEMBER 31, 1997

                                         Bond    High Income
                                    Portfolio      Portfolio
                                  -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............    $ 5,927,840   $  9,390,249
        Realized net gain
         on investments  .....        430,660      1,776,299
        Unrealized
         appreciation  .......      2,382,091      2,903,364
                                 ------------   ------------
         Net increase
           in net assets
           resulting from
           operations.........      8,740,591     14,069,912
                                 ------------   ------------
      Dividends to shareholders (Note 1E):*
        From net investment
         income  .............     (5,927,840)    (9,390,249)
        From realized gains on
         security transactions            ---     (1,538,783)
                                 ------------   ------------
                                   (5,927,840)   (10,929,032)
                                 ------------   ------------
      Capital share
        transactions** .......      4,309,732     18,976,659
                                 ------------   ------------
           Total increase ....      7,122,483     22,117,539
     Net Assets
      Beginning of period  ...     92,366,786     97,406,071
                                 ------------   ------------
      End of period  .........    $99,489,269   $119,523,610
                                 ============   ============
        Undistributed net
         investment income  ..           $---           $---
                                         ====           ====
                      *See "Financial Highlights" on pages  - .
     **Shares issued from sale
      of shares  .............      2,087,123      4,093,165
     Shares issued from reinvest-
      ment of dividends and/or
      distributions  .........      1,104,169      2,305,606
     Shares redeemed .........     (2,421,031)    (2,474,500)
                                    ---------      ---------
     Increase in outstanding
      capital shares .........        770,261      3,924,271
                                    =========      =========
     Value issued from sale
      of shares  .............    $11,323,689    $20,074,987
     Value issued from reinvest-
      ment of dividends and/or
      distributions  .........      5,927,840     10,929,032
     Value redeemed ..........    (12,941,797)   (12,027,360)
                                  -----------    -----------
     Increase in
      outstanding capital  ...     $4,309,732    $18,976,659
                                  ===========    ===========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1996


                                       Growth         Income  International
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............   $  6,619,255   $  3,809,484    $   909,905
        Realized net gain (loss)
         on investments  .....     51,961,378      7,401,806     (1,037,336)
        Unrealized appreciation
         (depreciation)  .....     (3,365,641)    60,154,057      9,364,785
                                 ------------   ------------    -----------
         Net increase
           in net assets
           resulting from
           operations.........     55,214,992     71,365,347      9,237,354
                                 ------------   ------------    -----------
      Distributions to shareholders (Note 1E):*
        From net investment
         income  .............     (6,621,032)    (3,809,484)      (845,962)
        From realized gains
         on securities
         transactions  .......    (51,959,601)    (7,400,042)      (169,132)
        In excess of realized
         gains  ..............            ---            ---            ---
                                 ------------   ------------    -----------
                                  (58,580,633)   (11,209,526)    (1,015,094)
                                 ------------   ------------    -----------
      Capital share
        transactions** .......     97,702,647     71,041,567     21,430,848
                                 ------------   ------------    -----------
           Total increase ....     94,337,006    131,197,388     29,653,108
     Net Assets
      Beginning of period  ...    418,825,684    331,194,032     50,196,345
                                 ------------   ------------    -----------
      End of period  .........   $513,162,690   $462,391,420    $79,849,453
                                 ============   ============    ===========
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages    -   .
     **Shares issued from sale
      of shares  .............     10,798,375      9,532,901      4,545,608
     Shares issued from reinvest-
      ment of dividends and/or
      distributions ..........      8,618,982      1,105,770        169,211
     Shares redeemed .........     (5,273,088)    (3,201,312)      (913,129)
                                   ----------      ---------      ---------
     Increase in outstanding
      capital shares .........     14,144,269      7,437,359      3,801,690
                                   ==========      =========      =========
     Value issued from sale
      of shares  .............    $76,770,633    $90,220,484    $25,545,695
     Value issued from reinvest-
      ment of dividends and/or
      distributions ..........     58,580,633     11,209,526      1,015,094
     Value redeemed ..........    (37,648,619)   (30,388,443)    (5,129,941)
                                  -----------    -----------    -----------
     Increase in
      outstanding capital  ...    $97,702,647    $71,041,567    $21,430,848
                                  ===========    ===========    ===========

                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1996


                                    Small Cap       Balanced Asset Strategy
                                    Portfolio      Portfolio      Portfolio
                                  -----------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............    $   198,002    $ 1,028,296     $  289,259
        Realized net gain (loss)
         on investments  .....      3,641,030      1,316,721        (46,700)
        Unrealized appreciation
         (depreciation)  .....        172,785      1,209,473        211,346
                                  -----------    -----------     ----------
         Net increase
           in net assets
           resulting from
           operations.........      4,011,817      3,554,490        453,905
                                  -----------    -----------     ----------
      Distributions to shareholders (Note 1E):*
        From net investment
         income  .............       (198,002)    (1,029,586)      (289,131)
        From realized gains
         on securities
         transactions  .......     (3,641,030)            ---           ---
        In excess of realized
         gains  ..............            ---     (1,315,431)           ---
                                  -----------    -----------     ----------
                                   (3,839,032)    (2,345,017)      (289,131)
                                  -----------    -----------     ----------
      Capital share
        transactions** .......     41,644,058     17,614,713      3,965,482
                                  -----------    -----------     ----------
           Total increase ....     41,816,843     18,824,186      4,130,256
     Net Assets
      Beginning of period  ...     55,591,447     23,602,872      4,343,942
                                  -----------    -----------     ----------
      End of period  .........    $97,408,290    $42,427,058     $8,474,198
                                  ===========    ===========     ==========
        Undistributed net
         investment income   .           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages    -   .
     **Shares issued from sale
      of shares  .............      5,458,630      2,884,829      1,038,946
     Shares issued from reinvest-
      ment of dividends and/or
      distributions ..........        478,826        378,430         56,314
     Shares redeemed .........     (1,014,254)      (417,037)      (311,169)
                                    ---------      ---------      ---------
     Increase in outstanding
      capital shares .........      4,923,202      2,846,222        784,091
                                    =========      =========      =========
     Value issued from sale
      of shares  .............    $46,147,982    $17,870,938     $5,287,460
     Value issued from reinvest-
      ment of dividends and/or
      distributions ..........      3,839,032      2,345,016        289,131
     Value redeemed ..........     (8,342,956)    (2,601,241)    (1,611,109)
                                  -----------    -----------     ----------
     Increase in
      outstanding capital  ...    $41,644,058    $17,614,713     $3,965,482
                                  ===========    ===========     ==========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1996


                                 Money Market   Limited-Term           Bond
                                    Portfolio Bond Portfolio      Portfolio
                               --------------    -----------    -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............    $ 1,758,102     $  193,799    $ 5,629,686
        Realized net gain (loss)
         on investments  .....            ---            848         33,713
        Unrealized appreciation
         (depreciation)  .....            ---        (66,484)    (2,694,467)
                                  -----------     ----------    -----------
         Net increase
           in net assets
           resulting from
           operations.........      1,758,102        128,163      2,968,932
                                  -----------     ----------    -----------
      Distributions to shareholders (Note 1E):*
        From net investment
         income  .............     (1,758,102)      (193,799)    (5,680,095)
        From realized gains
         on securities
         transactions  .......            ---           (848)           ---
        In excess of realized
         gains  ..............            ---            ---            ---
                                  -----------     ----------    -----------
                                   (1,758,102)      (194,647)    (5,680,095)
                                  -----------     ----------    -----------
      Capital share
        transactions** .......        385,358        928,429      6,508,442
                                  -----------     ----------    -----------
           Total increase ....        385,358        861,945      3,797,279
     Net Assets
      Beginning of period  ...     36,872,244      2,853,479     88,569,507
                                  -----------     ----------    -----------
      End of period  .........    $37,257,602     $3,715,424    $92,366,786
                                  ===========     ==========    ===========
        Undistributed net
         investment income  ..           $---           $---           $---
                                         ====           ====           ====
                    *See "Financial Highlights" on pages    -   .
     **Shares issued from sale
      of shares  .............    217,565,342        223,662      2,284,864
     Shares issued from reinvest-
      ment of dividends and/or
      distributions ..........      1,758,186         37,694      1,092,242
     Shares redeemed .........   (218,938,170)       (85,156)    (2,142,176)
                                  -----------        -------      ---------
     Increase in outstanding
      capital shares .........        385,358        176,200      1,234,930
                                  ===========        =======      =========
     Value issued from sale
      of shares  .............   $217,565,342     $1,180,216    $12,180,349
     Value issued from reinvest-
      ment of dividends and/or
      distributions ..........      1,758,186        194,647      5,680,095
     Value redeemed ..........   (218,938,170)      (446,434)   (11,352,002)
                                 ------------     ----------    -----------
     Increase in
      outstanding capital  ...   $    385,358     $  928,429    $ 6,508,442
                                 ============     ==========    ===========


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     STATEMENT OF CHANGES IN NET ASSETS
     For the Fiscal Year Ended DECEMBER 31, 1996


                                  High Income
                                    Portfolio
                                  -----------
     Increase in Net Assets
      Operations:
        Net investment
         income  .............    $ 8,219,559
        Realized net gain (loss)
         on investments  .....      2,951,518
        Unrealized appreciation
         (depreciation)  .....       (486,973)
                                   ----------
         Net increase
           in net assets
           resulting from
           operations.........     10,684,104
                                   ----------
      Distributions to shareholders (Note 1E):*
        From net investment
         income  .............     (8,219,559)
        From realized gains
         on securities
         transactions  .......            ---
        In excess of realized
         gains  ..............            ---
                                  -----------
                                   (8,219,559)
                                  -----------
      Capital share
        transactions** .......      8,255,333
                                  -----------
           Total increase ....     10,719,878
     Net Assets
      Beginning of period  ...     86,686,193
                                  -----------
      End of period  .........    $97,406,071
                                  ===========
        Undistributed net
         investment income  ..           $---
                                         ====
                    *See "Financial Highlights" on pages    -   .
     **Shares issued from sale
      of shares  .............      2,475,713
     Shares issued from reinvest-
      ment of dividends and/or
      distributions ..........      1,796,625
     Shares redeemed .........     (2,484,538)
                                    ---------
     Increase in outstanding
      capital shares .........      1,787,800
                                    =========
     Value issued from sale
      of shares  .............    $11,575,727
     Value issued from reinvest-
      ment of dividends and/or
      distributions ..........      8,219,560
     Value redeemed ..........    (11,539,954)
                                  -----------
     Increase in
      outstanding capital  ...    $ 8,255,333
                                  ===========

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE GROWTH PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:


                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1997     1996     1995    1994   1993
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $6.7967 $6.8260  $5.8986 $6.1962  $6.1505
                                    ------- -------  ------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.0574  0.0990   0.0903  0.1211   0.0537
      Net realized and
        unrealized gain
        on investments ..            1.4003  0.7478   2.1842  0.0268   0.8087
                                    ------- -------  ------- -------  -------
     Total from investment
      operations  .......            1.4577  0.8468   2.2745  0.1479   0.8624
                                    ------- -------  ------- -------  -------
     Less distributions:
      From net
        investment
        income ..........           (0.0570)(0.0990) (0.0903)(0.1211) (0.0537)
      From capital
        gains ...........           (0.6295)(0.7771) (1.2568)(0.3244) (0.7569)
      In excess of
        capital gains ...           (0.0000)(0.0000) (0.0000)(0.0000) (0.0061)
                                    ------- -------  ------- -------  -------
     Total distributions.           (0.6865)(0.8761) (1.3471)(0.4455) (0.8167)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $7.5679 $6.7967  $6.8260 $5.8986  $6.1962
                                    ======= =======  ======= =======  =======
     Total return .......           21.45%  12.40%   38.57%   2.39%   14.02%
     Net assets, end of
      period (000
      omitted)  .........        $639,359$513,163 $418,826$276,737 $220,590
     Ratio of expenses
      to average net
      assets ............            0.72%   0.73%    0.75%   0.77%    0.78%
     Ratio of net investment
      income to average
      net assets  .......            0.75%   1.44%    1.35%   2.07%    1.01%
     Portfolio turnover
      rate  .............          162.41% 243.00%  245.80% 277.36%  297.81%
     Average commission
      rate paid  ........          $0.0592$0.0572

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE INCOME PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:


                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1997     1996     1995    1994   1993
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........          $10.1373$ 8.6756  $6.7689 $6.9180  $5.9530
                                   ----------------  ------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.0916  0.0856   0.0839  0.0703   0.0651
      Net realized and
        unrealized gain (loss)
        on investments ..            2.5598  1.6280   2.0525 (0.1491)  0.9650
                                   ----------------  ------- -------  -------
     Total from investment
      operations  .......            2.6514  1.7136   2.1364 (0.0788)  1.0301
                                   ----------------  ------- -------  -------
     Less distributions:
      From net
        investment
        income ..........           (0.0915)(0.0856) (0.0839)(0.0703) (0.0651)
      From capital
        gains............           (0.7357)(0.1663) (0.1457)(0.0000) (0.0000)
      In excess of
        capital gains ...           (0.0000)(0.0000) (0.0001)(0.0000) (0.0000)
                                   ----------------  ------- -------  -------
     Total distributions.           (0.8272)(0.2519) (0.2297)(0.0703) (0.0651)
                                   ----------------  ------- -------  -------
     Net asset value,
      end of period  ....          $11.9615$10.1373  $8.6756 $6.7689  $6.9180
                                   ================  ======= =======  =======
     Total return........           26.16%  19.75%   31.56%  -1.14%   17.30%
     Net assets, end of
      period (000
      omitted)  .........        $636,904$462,391 $331,194$218,774 $155,092
     Ratio of expenses
      to average net
      assets ............            0.72%   0.73%    0.77%   0.77%    0.79%
     Ratio of net investment
      income to average
      net assets  .......            0.80%   0.97%    1.13%   1.16%    1.36%
     Portfolio turnover
      rate  .............           36.61%  22.95%   15.00%  23.32%   18.38%
     Average commission
      rate paid  ........          $0.0602$0.0586

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE SCIENCE AND TECHNOLOGY PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout The Period:

                          For the
                           period
                            ended
                        12/31/97*
                        ----------
     Net asset value,
      beginning of
      period  ...........  $5.0000
                           -------
     Income from investment
      operations:
      Net investment
        income ..........   0.0146
      Net realized and
        unrealized gain
        on investments ..   0.7971
                           -------
     Total from investment
      operations  .......   0.8117
                           -------
     Less distributions:
      From net
        investment
        income ..........  (0.0146)
      From capital
        gains............  (0.0245)
                           -------
     Total distributions   (0.0391)
                           -------
     Net asset value,
      end of period  ....  $5.7726
                           =======
     Total return........  16.24%
     Net assets, end of
      period (000
      omitted)  .........$10,207
     Ratio of expenses
      to average net
      assets ............   0.94%
     Ratio of net investment
      income to average
      net assets  .......   0.64%
     Portfolio turnover
      rate  .............  15.63%
     Average commission
      rate paid  ........  $0.0361

       *The Science and Technology Portfolio's inception date is March 13, 1997;
        however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.

     FINANCIAL HIGHLIGHTS OF
     THE INTERNATIONAL PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the fiscal year ended        For the
                                          December 31,               period
                                   -------------------------          ended
                                     1997     1996    1995          12/31/94*
                                    ------  ------- --------        ----------
     Net asset value,
      beginning of
      period  ...........           $5.9990 $5.2790  $4.9926          $5.0000
                                    ------- -------  -------          -------
     Income from investment
      operations:
      Net investment
        income ..........            0.0485  0.0644   0.0846           0.0207
      Net realized and
        unrealized gain (loss)
        on investments...            0.9534  0.7329   0.2790          (0.0074)
                                    ------- -------  -------          -------
     Total from investment
      operations  .......            1.0019  0.7973   0.3636           0.0133
                                    ------- -------  -------          -------
     Less distributions:
      From net
        investment
        income ..........           (0.0463)(0.0644) (0.0772)         (0.0207)
      From capital
        gains ...........           (0.5704)(0.0129) (0.0000)         (0.0000)
                                    ------- -------  -------          -------
     Total distributions.           (0.6167)(0.0773) (0.0772)         (0.0207)
                                    ------- -------  -------          -------
     Net asset value,
      end of period  ....           $6.3842 $5.9990  $5.2790          $4.9926
                                    ======= =======  =======          =======
     Total return........           16.70%  15.11%    7.28%            0.26%
     Net assets, end of
      period (000
      omitted)  .........        $114,631 $79,849  $50,196          $26,020
     Ratio of expenses
      to average net
      assets ............            0.98%   1.00%    1.02%            1.26%
     Ratio of net investment
      income to average
      net assets  .......            0.79%   1.42%    1.99%            1.36%
     Portfolio turnover
      rate  .............          117.37%  75.01%   34.93%           23.23%
     Average commission
      rate paid  ........          $0.0093$0.0217
      *The International Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE SMALL CAP PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                   For the fiscal year ended        For the
                                          December 31,               period
                                  --------------------------          ended
                                      1997     1996     1995        12/31/94*
                                   ------- -------- --------        ----------
     Net asset value,
      beginning of
      period  ...........           $8.0176 $7.6932  $5.9918          $5.0000
                                    ------- -------  -------          -------
     Income from investment
      operations:
      Net investment
        income ..........            0.0279  0.0170   0.0900           0.0376
      Net realized and
        unrealized gain
        on investments ..            2.5004  0.6367   1.8470           1.0086
                                    ------- -------  -------          -------
     Total from investment
      operations  .......            2.5283  0.6537   1.9370           1.0462
                                    ------- -------  -------          -------
     Less distributions:
      From net
        investment income           (0.0282)(0.0170) (0.0900)         (0.0376)
      From capital
        gains............           (2.1861)(0.3123) (0.1456)         (0.0168)
                                    ------- -------  -------          -------
     Total distributions            (2.2143)(0.3293) (0.2356)         (0.0544)
                                    ------- -------  -------          -------
     Net asset value,
      end of period  ....           $8.3316 $8.0176  $7.6932          $5.9918
                                    ======= =======  =======          =======
     Total return........           31.53%   8.50%   32.32%           20.92%
     Net assets, end of
      period (000
      omitted)  .........        $148,238 $97,408  $55,591          $16,080
     Ratio of expenses
      to average net
      assets ............            0.90%   0.91%    0.96%            1.08%
     Ratio of net investment
      income to average
      net assets  .......            0.32%   0.25%    1.77%            2.35%
     Portfolio turnover
      rate  .............          211.46% 133.77%   43.27%           21.61%
     Average commission
      rate paid  ........          $0.0521$0.0448

      *The Small Cap Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE BALANCED PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:
                                   For the fiscal year ended        For the
                                          December 31,               period
                                 ----------------------------         ended
                                      1997     1996     1995        12/31/94*
                                  -------- -------- --------        ----------
     Net asset value,
      beginning of
      period  ...........           $6.1967 $5.9000  $4.9359          $5.0000
                                    ------- -------  -------          -------
     Income from investment
      operations:
      Net investment
        income ..........            0.1805  0.1594   0.1333           0.0460
      Net realized and
        unrealized gain (loss)
        on investments ..            0.9650  0.5003   1.0611          (0.0641)
                                    ------- -------  -------          -------
     Total from investment
      operations  .......            1.1455  0.6597   1.1944          (0.0181)
                                    ------- -------  -------          -------
     Less distributions:
      From net
        investment
        income ..........           (0.1805)(0.1594) (0.1333)         (0.0460)
      From capital
        gains............           (0.3931)(0.2036) (0.0970)         (0.0000)
                                    ------- -------  -------          -------
     Total distributions            (0.5736)(0.3630) (0.2303)         (0.0460)
                                    ------- -------  -------          -------
     Net asset value,
      end of period  ....           $6.7686 $6.1967  $5.9000          $4.9359
                                    ======= =======  =======          =======
     Total return........           18.49%  11.19%   24.19%           -0.37%
     Net assets, end of period
      (000 omitted)  ....         $67,759 $42,427  $23,603           $8,671
     Ratio of expenses
      to average net
      assets ............            0.67%   0.70%    0.72%            0.95%
     Ratio of net investment
      income to average
      net assets  .......            3.06%   3.18%    3.22%            3.14%
     Portfolio turnover
      rate  .............           55.66%  44.23%   62.87%           19.74%
     Average commission
      rate paid  ........          $0.0546$0.0579

      *The Balanced Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE ASSET STRATEGY PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:
                          For the fiscal year ended          For the
                                 December 31,                 period
                         --------------------------            ended
                             1997              1996         12/31/95*
                        ---------          --------         ---------
     Net asset value,
      beginning of
      period  ...........  $5.1343          $5.0137          $5.0000
                           -------          -------          -------
     Income from investment
      operations:
      Net investment
        income ..........   0.1915           0.1814           0.0717
      Net realized and
        unrealized gain
        on investments ..   0.5277           0.1206           0.0193
                           -------          -------          -------
     Total from investment
      operations  .......   0.7192           0.3020           0.0910
                           -------          -------          -------
     Less distributions:
      From net
        investment
        income ..........  (0.1919)         (0.1814)         (0.0713)
      From capital
        gains............  (0.4647)         (0.0000)         (0.0060)
                           -------          -------          -------
     Total distributions   (0.6566)         (0.1814)         (0.0773)
                           -------          -------          -------
     Net asset value,
      end of period  ....  $5.1969          $5.1343          $5.0137
                           =======          =======          =======
     Total return........  14.01%            6.05%            1.80%
     Net assets, end of
      period (000
      omitted)  ......... $9,810           $8,474           $4,344
     Ratio of expenses
      to average net
      assets ............   0.93%            0.93%            0.91%
     Ratio of net investment
      income to average
      net assets  .......   3.55%            3.92%            4.42%
     Portfolio turnover
      rate  ............. 222.50%           49.92%          149.17%
     Average commission
      rate paid  ........  $0.0400        $0.0375

       *The Asset Strategy Portfolio's inception date is February 14, 1995;
        however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December 31, 1995. Ratios have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE MONEY MARKET PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1997     1996     1995    1994   1993
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                                    ------- -------  ------- -------  -------
     Net investment
      income  ...........            0.0503  0.0486   0.0542  0.0368   0.0260
     Less dividends
      declared  .........           (0.0503)(0.0486) (0.0542)(0.0368) (0.0260)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                                    ======= =======  ======= =======  =======
     Total return .......            5.13%   5.01%    5.56%   3.72%    2.63%
     Net assets, end of
      period (000
      omitted)  .........         $43,300 $37,258  $36,872 $30,812  $26,000
     Ratio of expenses
      to average net
      assets ............            0.58%   0.61%    0.62%   0.65%    0.65%
     Ratio of net investment
      income to average
      net assets  .......            5.04%   4.87%    5.42%   3.72%    2.61%

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE LIMITED-TERM BOND PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                  For the fiscal year ended
      For the
                                          December 31,               period
                                  --------------------------          ended
                                     1997     1996    1995          12/31/94*
                                   -------  -------  -------        ----------
     Net asset value,
      beginning of
      period  ...........           $5.1639 $5.2521  $4.8611          $5.0000
                                    ------- -------  -------          -------
     Income from investment
      operations:
      Net investment
        income ..........            0.3086  0.2842   0.2841           0.1507
      Net realized and
        unrealized gain (loss)
        on investments ..            0.0451 (0.0870)  0.4122          (0.1375)
                                    ------- -------  -------          -------
     Total from investment
      operations  .......            0.3537  0.1972   0.6963           0.0132
                                    ------- -------  -------          -------
     Less distributions:
      From net
        investment
        income ..........           (0.3086)(0.2842) (0.2841)         (0.1507)
      From capital
        gains ...........           (0.0208)(0.0012) (0.0212)         (0.0014)
                                    ------- -------  -------          -------
     Total distributions            (0.3294)(0.2854) (0.3053)         (0.1521)
                                    ------- -------  -------          -------
     Net asset value,
      end of period  ....           $5.1882 $5.1639  $5.2521          $4.8611
                                    ======= =======  =======          =======
     Total return........            6.85%   3.79%   14.29%            0.26%
     Net assets, end of
      period (000
      omitted)  .........          $4,252  $3,715   $2,853           $1,645
     Ratio of expenses
      to average net
      assets ............            0.73%   0.76%    0.71%            0.93%
     Ratio of net investment
      income to average
      net assets  .......            5.93%   5.92%    6.22%            5.89%
     Portfolio turnover
      rate  .............           35.62%  15.81%   18.16%           93.83%

       *The Limited-Term Bond Portfolio's inception date is April 28, 1994;
        however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE BOND PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:


                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1997     1996     1995    1994   1993
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $5.2004 $5.3592  $4.7393 $5.4045  $5.2626
                                    ------- -------  ------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.3400  0.3407   0.3556  0.3507   0.3334
      Net realized and
        unrealized gain
        (loss) on
        investments .....            0.1682 (0.1588)  0.6202 (0.6652)  0.3046
                                    ------- -------  ------- -------  -------
     Total from investment
      operations  .......            0.5082  0.1819   0.9758 (0.3145)  0.6380
                                    ------- -------  ------- -------  -------
     Less distributions:
      From net
        investment
        income ..........           (0.3400)(0.3407) (0.3559)(0.3507) (0.3334)
      From capital
        gains ...........           (0.0000)(0.0000) (0.0000)(0.0000) (0.1627)
                                    ------- -------  ------- -------  -------
     Total distributions.           (0.3400)(0.3407) (0.3559)(0.3507) (0.4961)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $5.3686 $5.2004  $5.3592 $4.7393  $5.4045
                                    ======= =======  ======= =======  =======
     Total return .......            9.77%   3.43%   20.56%  -5.90%   12.37%
     Net assets, end of
      period (000
      omitted)  .........         $99,489 $92,367  $88,570 $74,017  $81,727
     Ratio of expenses
      to average net
      assets ............            0.58%   0.59%    0.60%   0.62%    0.62%
     Ratio of net investment
      income to average
      net assets  .......            6.35%   6.39%    6.73%   6.73%    6.01%
     Portfolio turnover
      rate  .............           36.81%  64.02%   71.17% 135.82%   68.75%

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     THE HIGH INCOME PORTFOLIO
     For a Share of Capital Stock Outstanding Throughout Each Period:


                                     For the fiscal year ended December 31,
                                    -----------------------------------------
                                      1997     1996     1995    1994   1993
                                    ------- -------  ------- -------  -------
     Net asset value,
      beginning of
      period  ...........           $4.5750 $4.4448  $4.1118 $4.6373  $4.2886
                                    ------- -------  ------- -------  -------
     Income from investment
      operations:
      Net investment
        income ..........            0.4098  0.4216   0.4165  0.4106   0.3899
      Net realized and
        unrealized gain
        (loss) on
        investments .....            0.2324  0.1302   0.3330 (0.5255)  0.3487
                                    ------- -------  ------- -------  -------
     Total from investment
      operations  .......            0.6422  0.5518   0.7495 (0.1149)  0.7386
                                    ------- -------  ------- -------  -------
     Less distributions:
      From net investment
        income ..........           (0.4098)(0.4216) (0.4165)(0.4106) (0.3899)
      From capital
        gains............           (0.0672)(0.0000) (0.0000)(0.0000) (0.0000)
                                    ------- -------  ------- -------  -------
                                    (0.4770)(0.4216) (0.4165)(0.4106) (0.3899)
                                    ------- -------  ------- -------  -------
     Net asset value,
      end of period  ....           $4.7402 $4.5750  $4.4448 $4.1118  $4.6373
                                    ======= =======  ======= =======  =======
     Total return .......           14.04%  12.46%   18.19%  -2.55%   17.90%
     Net assets, end of
      period (000
      omitted)  .........        $119,524 $97,406  $86,686 $72,644  $71,265
     Ratio of expenses
      to average net
      assets ............            0.70%   0.71%    0.72%   0.74%    0.75%
     Ratio of net investment
      income to average
      net assets  .......            8.79%   9.10%    9.25%   9.03%    8.66%
     Portfolio turnover
      rate  .............           65.28%  58.91%   41.78%  37.86%   54.22%


                         See notes to financial statements.

     TMK/UNITED FUNDS, INC.
     NOTES TO FINANCIAL STATEMENTS
     DECEMBER 31, 1997

     NOTE 1 -- Significant Accounting Policies

          TMK/United Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is currently divided into the eleven classes that are designated the Growth Portfolio, the Income Portfolio, the Science and Technology Portfolio, the International Portfolio, the Small Cap Portfolio, the Balanced Portfolio, the Asset Strategy Portfolio, the Money Market Portfolio, the Limited-Term Bond Portfolio, the Bond Portfolio and the High Income Portfolio. The assets belonging to each Portfolio are held separately by the Custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income, and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. For International Portfolio, dividend income is net of foreign withholding taxes of $104,902. See Note 3 -- Investment Securities Transactions.

     C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

     D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

     E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management And Payments To Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates:
     Growth Portfolio - .20% of net assets; Income Portfolio - .20% of net assets; Science and Technology Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Small Cap Portfolio - .35% of net assets; Balanced Portfolio - .10% of net assets; Asset Strategy Portfolio - .30% of net assets; Money Market Portfolio - none; Limited-Term Bond Portfolio - .05% of net assets; Bond Portfolio - .03% of net assets; High Income Portfolio - .15% of net assets and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios (approximately $1.9 billion of combined net assets at December 31, 1997) and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. (W&R), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

          The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.


                               Accounting Services Fee
                       Average
                    Net Asset Level                  Annual Fee
               (all dollars in millions)    Rate for Each Portfolio
               --------------------------   -----------------------
               From $    0  to $   10                  $      0
               From $   10  to $   25                  $ 10,000
               From $   25  to $   50                  $ 20,000
               From $   50  to $  100                  $ 30,000
               From $  100  to $  200                  $ 40,000
               From $  200  to $  350                  $ 50,000
               From $  350  to $  550                  $ 60,000
               From $  550  to $  750                  $ 70,000
               From $  750  to $1,000                  $ 85,000
                    $1,000 and Over                    $100,000

          The Fund paid Directors' fees of $59,483, which are included in other expenses.

          W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Security Transactions

          Investment securities transactions for the period ended December 31, 1997 are summarized as follows:

                                                                Science and
                                         Growth        Income    Technology
                                      Portfolio     Portfolio     Portfolio
                                    -----------     ---------     ---------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                   $911,403,778  $207,970,111  $  9,251,523
     Purchases of U.S. Government
        securities                          ---           ---           ---
     Purchases of short-term
      securities                    619,477,625   454,752,009   254,221,781
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities         929,787,678   192,303,394       681,399
     Proceeds from maturities
      and sales of U.S.
      Government securities                 ---           ---           ---
     Proceeds from maturities
      and sales of short-term
      securities                    573,674,979   423,334,448   252,922,000


                                  International  Small Cap   Balanced
                                      Portfolio  Portfolio  Portfolio
                                    -----------  ---------  ---------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                   $120,650,379  $203,114,312   $32,410,931
     Purchases of U.S. Government
        securities                          ---           ---     6,127,983
     Purchases of short-term
      securities                    164,613,921   365,698,150    75,285,497
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities         106,747,225   211,526,393    22,748,054
     Proceeds from maturities
      and sales of U.S.
      Government securities                 ---           ---     3,254,493
     Proceeds from maturities
      and sales of short-term
      securities                    158,462,677   339,528,507    69,548,000

                                                  Limited-
                                 Asset Strategy  Term Bond       Bond
                                      Portfolio  Portfolio  Portfolio
                                    -----------  ---------  ---------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                    $14,515,889    $1,054,925   $21,702,984
     Purchases of U.S. Government
        securities                    2,292,787       705,104    14,619,038
     Purchases of short-term
      securities                     20,964,150     2,036,000    37,328,619
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities          14,251,720       864,182    19,802,535
     Proceeds from maturities
      and sales of U.S.
      Government securities           3,866,398       449,602    13,143,750
     Proceeds from maturities
      and sales of short-term
      securities                     19,172,423     1,959,000    36,168,682


                                           High
                                         Income
                                      Portfolio
                                    -----------
     Purchases of investment
      securities, excluding short-
      term and U.S. Government
      securities                    $80,322,299
     Purchases of U.S. Government
        securities                          ---
     Purchases of short-term
      securities                     89,125,063
     Proceeds from maturities
      and sales of investment
      securities, excluding
      short-term and U.S.
      Government securities          65,732,792
     Proceeds from maturities
      and sales of U.S.
      Government securities                 ---
     Proceeds from maturities
      and sales of short-term
      securities                     88,028,637

          For Federal income tax purposes, cost of investments owned at December 31, 1997, and the related unrealized appreciation (depreciation) were as follows:

                                                                 Aggregate
                                  CostAppreciationDepreciationAppreciation
                          ------------------------------------------------
     Growth Portfolio     $560,205,176 $96,017,694$(8,203,592) $87,814,102
     Income Portfolio      408,937,122 227,039,227 (2,432,980) 224,606,247
     Science and Technology
       Portfolio             9,919,356   1,127,354   (885,409)     241,945
     International Portfolio100,580,725 18,586,963 (5,153,496)  13,433,467
     Small Cap Portfolio   137,742,227  18,084,082 (6,187,682)  11,896,400
     Balanced Portfolio     60,636,561   8,619,367 (1,266,145)   7,353,222
     Asset Strategy Portfolio9,531,603     374,370   (185,662)     188,708
     Money Market Portfolio 41,850,969         ---        ---          ---
     Limited-Term Bond Portfolio4,136,211   45,172     (2,459)      42,713
     Bond Portfolio         94,323,424   3,995,141    (45,869)   3,949,272
     High Income Portfolio 111,481,692   6,193,340   (405,274)   5,788,066

     NOTE 4 -- Federal Income Tax Matters

          The Fund's income and expenses attributed to each Portfolio and the gains and losses on security transactions of each Portfolio have been attributed to that Portfolio for Federal income tax purposes as well as accounting purposes. For Federal income tax purposes, Growth, Income, Science and Technology, Balanced, and Limited-Term Bond Portfolios realized capital gain net income of $48,833,675, $36,637,583, $42,856, $3,625,975 and $16,019, respectively, during the year ended December 31, 1997. For Federal income tax purposes, Small Cap Portfolio realized capital gain net income of $25,739,086 for the year ended December 31, 1997, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). For Federal income tax purposes, International Portfolio realized capital gain net income of $9,721,076 during the year ended December 31, 1997, which included utilization of capital loss carryforwards of $1,248,303.
     For Federal income tax purposes, Asset Strategy Portfolio realized capital gain net income of $778,557 during the year ended December 31, 1997, which included utilization of capital loss carryforwards of $46,572. For Federal income tax purposes, High Income Portfolio realized capital gain net income of $1,538,783 for the year ended December 31, 1997, which included utilization of capital loss carryforwards of $237,516. For Federal income tax purposes, Bond Portfolio realized capital gains of $430,660 during the year ended December 31, 1997, which were entirely offset by capital loss carryforwards. In addition, prior year capital loss carryforwards of Bond Portfolio aggregated $2,189,071 as of December 31, 1997, and are available to offset future realized capital gain net income as follows: $2,172,375 through December 31, 2002, and $16,696 through December 31, 2003. The capital gain net income of Growth, Income, Science and Technology, International, Small Cap, Balanced, Asset Strategy, Limited-Term Bond and High Income Portfolios was paid to shareholders during the year ended December 31, 1997.

          Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1997 through December 31, 1997, Small Cap Portfolio incurred net capital losses of $352,811, which have been deferred to the fiscal year ending December 31, 1998. In addition, during the year ended December 31, 1997, the Portfolio recognized post-October losses of $5,285,152 that had been deferred from the year ended December 31, 1996.

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     TMK/United Funds, Inc.:


     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Portfolio, Income Portfolio, Science and Technology Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Asset Strategy Portfolio, Money Market Portfolio, Limited-Term Bond Portfolio, Bond Portfolio and High Income Portfolio (collectively the "Portfolios") of TMK/United Funds, Inc., as of December 31, 1997, and the related statements of operations for the period then ended, and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Portfolios of TMK/United Funds, Inc. as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




     Deloitte & Touche LLP
     Kansas City, Missouri
     February 6, 1998

     Shareholder Meeting Results

     A special meeting of TMK/United Funds, Inc. High Income Portfolio, Money Market Portfolio, Bond Portfolio, Income Portfolio, Growth Portfolio, Balanced Portfolio, International Portfolio, Limited-Term Bond Portfolio, Small Cap Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio was held on July 24, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

     Item 1.        To elect the Board of Directors;

                                          For  Withheld
           Henry L. Bellmon       647,791,07310,115,010
           Dodds I. Buchanan      650,207,873 7,698,210
           James M. Concannon     650,191,714 7,714,369
           John A. Dillingham     649,844,013 8,062,070
           Linda Graves           649,764,357 8,141,726
           John F. Hayes          649,621,413 8,284,670
           Glendon E. Johnson     649,605,719 8,300,364
           William T. Morgan      650,084,004 7,822,079
           Ronald K. Richey       648,000,233 9,905,850
           William L. Rogers      650,267,410 7,638,673
           Frank J. Ross, Jr.     650,100,709 7,805,374
           Eleanor B. Schwartz    650,171,751 7,734,332
           Keith A. Tucker        650,118,925 7,787,158
           Frederick Vogel III   650,060,8371 7,845,252
           Paul S. Wise           649,118,577 8,787,506

     Item 2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;

                        For      Against     Abstain
                635,822,736   14,437,387   7,645,960

     Item 3. To approve or disapprove changes to certain of the Portfolios' fundamental investment policies and restrictions:

            3.1 Modification of Fundamental Restriction Regarding Diversification of Assets (all Portfolios except Asset Strategy Portfolio)

                                          For    Against    Abstain
             High Income Portfolio 40,385,376    662,273  2,224,770
             Money Market Portfolio25,152,077    759,093  1,005,967
             Bond Portfolio        41,380,445    822,701  1,681,005
             Income Portfolio     208,510,885  3,556,548 10,581,841
             Growth Portfolio     132,843,661  2,679,865  5,805,723
             Balanced Portfolio    33,401,960    175,326  1,383,183
             International Portfolio68,307,032 1,622,513  3,158,450
             Limited-Term Bond Portfolio2,158,305    -0-    126,070
             Small Cap Portfolio   57,786,779  1,570,699  2,096,362
             Science and Technology Portfolio    160,803        -0-   -0-

            3.2 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts (all Portfolios except Money Market Portfolio)

                                          For    Against    Abstain
             High Income Portfolio 40,385,376    662,273  2,224,770
             Bond Portfolio        41,380,445    822,701  1,681,005
             Income Portfolio     208,328,187  3,739,246 10,581,841
             Growth Portfolio     132,678,375  2,761,825  5,889,049
             Balanced Portfolio    33,401,960    175,326  1,383,183
             International Portfolio68,202,237 1,664,009  3,221,749
             Limited-Term Bond Portfolio2,158,305    -0-    126,070
             Small Cap Portfolio   57,713,653  1,643,825  2,096,362
             Asset Strategy Portfolio7,619,652    40,118    246,602
             Science and Technology Portfolio    160,803        -0-   -0-

            3.3 Elimination of Fundamental Restriction Regarding Mortgaging or Pledging Securities (all Portfolios except Money Market Portfolio and Asset Strategy Portfolio)

                                          For    Against    Abstain
             High Income Portfolio 40,370,297    677,352  2,224,770
             Bond Portfolio        41,362,583    840,563  1,681,005
             Income Portfolio     208,413,011  3,654,422 10,581,841
             Growth Portfolio     132,636,028  2,887,498  5,805,723
             Balanced Portfolio    33,431,125    146,161  1,383,183
             International Portfolio68,204,348 1,725,197  3,158,450
             Limited-Term Bond Portfolio2,158,305    -0-    126,070
             Small Cap Portfolio   57,761,809  1,595,669  2,096,362
             Science and Technology Portfolio    160,803        -0-   -0-

            3.4 Modification of Fundamental Restriction Regarding Margin Purchases of Securities (All Portfolios except Money Market Portfolio)

                                          For    Against    Abstain
             High Income Portfolio 40,385,376    662,273  2,224,770
             Bond Portfolio        41,374,916    828,230  1,681,005
             Income Portfolio     208,410,836  3,656,597 10,581,841
             Growth Portfolio     132,672,910  2,850,616  5,805,723
             Balanced Portfolio    33,431,125    146,161  1,383,183
             International Portfolio68,165,666 1,763,879  3,158,450
             Limited-Term Bond Portfolio2,158,305    -0-    126,070
             Small Cap Portfolio   57,676,792  1,680,686  2,096,362
             Asset Strategy Portfolio7,619,652    40,118    246,602
             Science and Technology Portfolio    160,803        -0-   -0-

            3.5 Modification of Fundamental Restriction Regarding Short Sales of Securities (All Portfolios except Money Market Portfolio)

                                          For    Against    Abstain
             High Income Portfolio 40,385,376    662,273  2,224,770
             Bond Portfolio        41,368,537    834,609  1,681,005
             Income Portfolio     208,615,283  3,452,150 10,581,841
             Growth Portfolio     132,876,445  2,647,081  5,805,723
             Balanced Portfolio    33,435,194    142,092  1,383,183
             International Portfolio68,342,198 1,587,347  3,158,450
             Limited-Term Bond Portfolio2,158,305    -0-    126,070
             Small Cap Portfolio   57,870,607  1,486,871  2,096,362
             Asset Strategy Portfolio7,659,770       -0-    246,602
             Science and Technology Portfolio    160,803        -0-   -0-

            3.6 Elimination of Fundamental Restriction Regarding Arbitrage Transactions(All Portfolios except Money Market Portfolio and Asset Strategy Portfolio)

                                          For    Against    Abstain
             High Income Portfolio 40,385,376    662,273  2,224,770
             Bond Portfolio        41,368,537    834,609  1,681,005
             Income Portfolio     208,628,333  3,439,100 10,581,841
             Growth Portfolio     132,810,877  2,629,323  5,889,049
             Balanced Portfolio    33,435,194    142,092  1,383,183
             International Portfolio68,280,305 1,585,941  3,221,749
             Limited-Term Bond Portfolio2,158,305    -0-    126,070
             Small Cap Portfolio   57,872,985  1,484,493  2,096,362
             Science and Technology Portfolio    160,803        -0-   -0-

            3.7 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons (Asset Strategy Portfolio only)
                                          For    Against    Abstain
             Asset Strategy Portfolio7,653,954     5,816    246,602

            3.8 Modification of Fundamental Policy Regarding Loans (All Portfolios)

                                          For    Against    Abstain
             High Income Portfolio 40,368,622    679,027  2,224,770
             Money Market Portfolio25,152,077    759,093  1,005,967
             Bond Portfolio        41,395,329    807,817  1,681,005
             Income Portfolio     208,985,028  3,082,405 10,581,841
             Growth Portfolio     133,073,149  2,450,377  5,805,723
             Balanced Portfolio    33,435,194    142,092  1,383,183
             International Portfolio68,349,213 1,580,314  3,158,450
             Limited-Term Bond Portfolio2,158,305    -0-    126,070
             Small Cap Portfolio   57,887,254  1,470,224  2,096,362
             Asset Strategy Portfolio7,659,770       -0-    246,602
             Science and Technology Portfolio    160,803        -0-   -0-

     DIRECTORS
     Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
     Henry L. Bellmon, Red Rock, Oklahoma
     James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     Linda Graves, Topeka, Kansas
     John F. Hayes, Hutchinson, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     William L. Rogers, Los Angeles, California
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Keith A. Tucker, Overland Park, Kansas
     Frederick Vogel III, Milwaukee, Wisconsin
     Paul S. Wise, Carefree, Arizona



     OFFICERS

     Keith A. Tucker, President
     Michael L. Avery, Vice President
     Daniel P. Becker, Vice President
     James C. Cusser, Vice President
     Abel Garcia, Vice President
     Robert L. Hechler, Vice President
     Henry J. Herrmann, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Thomas A. Mengel, Vice President
     Sharon K. Pappas, Vice President and Secretary
     Richard K. Poettgen, Vice President
     Cynthia P. Prince-Fox, Vice President
     Louise D. Rieke, Vice President
     Zachary H. Shafran, Vice President
     W. Patrick Sterner, Vice President
     Carl E. Sturgeon, Vice President
     Russell E. Thompson, Vice President
     Daniel J. Vrabac, Vice President
     James D. Wineland, Vice President




     This report is submitted for the general information of the shareholders of TMK/United Funds, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the TMK/United Funds, Inc. current prospectus.

     Advantage I.  A flexible premium variable life insurance policy.

     Advantage II.  A deferred variable annuity policy.

     Advantage Plus.  A flexible premium variable life insurance policy.

     All three offer you the investment flexibility of positioning your investment in one or more of the following professionally managed portfolios:

     GROWTH Portfolio
     Objective:    Capital growth with income as a secondary goal.

     Invested In:  Mainly common stocks of large, well-known companies representing major sectors of the economy.

     INCOME Portfolio
     Objective:    Maintain current income, subject to market conditions, with capital growth
                 as a secondary goal.

     Invested In: Primarily common stocks or securities convertible into common stocks.

     SCIENCE AND TECHNOLOGY Portfolio
     Objective:    Long-term capital growth.

     Invested in:  Common stocks of companies whose products, processes or services are expected to benefit from scientific or technological discoveries or developments.

     INTERNATIONAL Portfolio
     Objective:    Long-term appreciation of capital with a secondary goal of current income.

     Invested in:  Securities issued by companies or governments of any nation.

     SMALL CAP Portfolio
     Objective:    Capital growth.

     Invested in:  Common stocks of relatively new or unseasoned companies, or smaller companies positioned in new and emerging industries.

     BALANCED Portfolio
     Objective:    Current income with a secondary goal of long-term
                appreciation of capital.

     Invested in:  A variety of securities including debt securities, common stocks and preferred stocks.

     ASSET STRATEGY Portfolio
     Objective:    High total return over the long term.

     Invested In: An allocation of its assets among stocks, bonds, and short-term instruments.

     MONEY MARKET Portfolio
     Objective:    Maximum income consistent with stability of principal.

     Invested In:  Short-term securities including bank CD's, government securities, investment grade commercial paper and other corporate debt securities.

     LlMITED-TERM BOND Portfolio
     Objective:    High level of current income consistent with the preservation of capital.

     Invested in:  Debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; the portfolio will maintain a dollar weighted average maturity of two to five years.

     BOND Portfolio
     Objective:    Income with an emphasis on preservation of capital.

     Invested In:  High-quality bonds issued by companies in a variety of industries; government securities.

     HIGH INCOME Portfolio
     Objective:    High level of income with a secondary objective of capital appreciation when consistent with its primary objective.

     Invested In: Corporate bonds offering higher rates of return than investment-grade bonds.






     FOR MORE INFORMATION:
     Contact your representative, or your local office as listed on your Account Statement, or contact:
       United Investors Life
       Variable Products Division
       P.O. Box 156
       Birmingham, AL  35201-0156
       (205)325-4300


     NUR1016A(12-97)

     printed on recycled paper